EXHIBIT 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

                                        )
In re:                                  )
                                        )        Case No. 02-83984-SSM
                                        )        Jointly Administered
US AIRWAYS GROUP, INC., et al.,         )        Chapter 11
                                        )        Hon. Stephen S. Mitchell
                  Debtors.              )
                                        )

                         JOINT PLAN OF REORGANIZATION OF
                    US AIRWAYS GROUP, INC. AND ITS AFFILIATED
                        DEBTORS AND DEBTORS-IN-POSSESSION

John Wm. Butler, Jr.
John K. Lyons
SKADDEN, ARPS, SLATE, MEAGHER
& FLOM (ILLINOIS)
333 West Wacker Drive, Suite 2100
Chicago, Illinois 60606-1285
(312) 407-0700

Alesia Ranney-Marinelli
SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM LLP
Four Times Square
New York, NY  10036
(212) 735-3000

Lawrence E. Rifken (VSB No. 29037)
Douglas M. Foley (VSB No. 34364)
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, Virginia 22102-4215
703) 712-5000

Attorneys for Debtors and Debtors-in-Possession

Dated: December 20, 2002



                                TABLE OF CONTENTS

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                                                                                              PAGE
INTRODUCTION...................................................................................A-1

ARTICLE I

      DEFINITIONS, RULES OF
      INTERPRETATION, AND COMPUTATION OF TIME..................................................A-2
      A.       SCOPE OF DEFINITIONS............................................................A-2
      B.       DEFINITIONS.....................................................................A-2
               1.1      "Administrative Claim".................................................A-2
               1.2      "Administrative Claims Bar Date".......................................A-2
               1.3      "ADR Procedures".......................................................A-2
               1.4      "AFA"..................................................................A-2
               1.5      "AFA Designated Representative"........................................A-2
               1.6      "Affiliate Debtors"....................................................A-3
               1.7      "Affiliates"...........................................................A-3
               1.8      "Aircraft Equipment"...................................................A-3
               1.9      "Aircraft Secured Claim"...............................................A-3
               1.10     "Aircraft Secured Claimholder".........................................A-3
               1.11     "Aircraft Deficiency Claim"............................................A-3
               1.12     "Allegheny"............................................................A-3
               1.13     "Allowed Claim" or "Allowed Interest"..................................A-3
               1.14     "Allowed Class...Claim" or "Allowed Class...Interest"..................A-3
               1.15     "ALPA".................................................................A-3
               1.16     "ALPA Designated Representative".......................................A-4
               1.17     "ATSB".................................................................A-4
               1.18     "ATSB Agent"...........................................................A-4
               1.19     "ATSB Loan"............................................................A-4
               1.20     "ATSB Loan Agreement"..................................................A-4
               1.21     "Avoidance Claims".....................................................A-4
               1.22     "Ballot"...............................................................A-4
               1.23     "Bankruptcy Code"......................................................A-4
               1.24     "Bankruptcy Court".....................................................A-4
               1.25     "Bankruptcy Rules".....................................................A-4
               1.26     "Bar Date".............................................................A-4
               1.27     "Bar Date Order".......................................................A-5
               1.28     "Bilateral Cargo Prorate Agreements"...................................A-5
               1.29     "Bilateral Passenger Prorate Agreements"...............................A-5
               1.30     "Business Day".........................................................A-5
               1.31     "Cargo Multilateral Interline Traffic Agreements"......................A-5
               1.32     "Cash".................................................................A-5
               1.33     "Causes of Action".....................................................A-5
               1.34     "Certificate"..........................................................A-5
               1.35     "Certificates of Incorporation and Bylaws".............................A-5
               1.36     "Chapter 11 Cases".....................................................A-5
               1.37     "Claim"................................................................A-5
               1.38     "Claimholder"..........................................................A-6
               1.39     "Claims Agent".........................................................A-6
               1.40     "Claims Objection Deadline"............................................A-6
               1.41     "Class"................................................................A-6
               1.42     "Class A Common Stock".................................................A-6
               1.43     "Class A Preferred Stock"..............................................A-6
               1.44     "Class A-1 Warrants"...................................................A-6
               1.45     "Class B Common Stock".................................................A-6
               1.46     "Class B Preferred Stock"..............................................A-6
               1.47     "Class C Preferred Stock"..............................................A-7
               1.48     "Confirmation Date"....................................................A-7
               1.49     "Confirmation Hearing".................................................A-7
               1.50     "Confirmation Order"...................................................A-7
               1.51     "Continuing Indemnification Rights"....................................A-7
               1.52     "Convenience Class Election"...........................................A-7
               1.53     "Creditors' Committee".................................................A-7
               1.54     "Cure".................................................................A-7
               1.55     "CWA"..................................................................A-7
               1.56     "CWA Designated Representative"........................................A-7
               1.57     "Debtor" or "Debtors"..................................................A-7
               1.58     "DIP Agent"............................................................A-8
               1.59     "DIP Credit Agreement".................................................A-8
               1.60     "DIP Facility".........................................................A-8
               1.61     "DIP Facility Claim"...................................................A-8
               1.62     "DIP Facility Order"...................................................A-8
               1.63     "DIP Lenders"..........................................................A-8
               1.64     "Disallowed Claim" or "Disallowed Interest"............................A-8
               1.65     "Disbursing Agent".....................................................A-8
               1.66     "Disclosure Statement".................................................A-8
               1.67     "Disputed Claim" or "Disputed Interest"................................A-9
               1.68     "Distribution Date"....................................................A-9
               1.69     "Distribution Reserve".................................................A-9
               1.70     "Effective Date".......................................................A-9
               1.71     "Employee-Related Agreements"..........................................A-9
               1.72     "Estates"..............................................................A-9
               1.73     "Exhibit"..............................................................A-9
               1.74     "Exhibit Filing Date"..................................................A-9
               1.75     "Existing Equity Securities"...........................................A-9
               1.76     "Face Amount".........................................................A-10
               1.77     "Final Order".........................................................A-10
               1.78     "GECC"................................................................A-10
               1.79     "GECC 2001 Financing Claim"...........................................A-10
               1.80     "GECC 2001 Financing Agreement".......................................A-10
               1.81     "GE Global Restructuring Agreement"...................................A-10
               1.82     "General Unsecured Claim".............................................A-10
               1.83     "General Unsecured Claimholder".......................................A-10
               1.84     "General Unsecured Convenience Claim".................................A-10
               1.85     "Group"...............................................................A-10
               1.86     "Holdback Amount".....................................................A-10
               1.87     "Holdback Escrow Account".............................................A-11
               1.88     "IAMAW"...............................................................A-11
               1.89     "IAMAW Designated Representative".....................................A-11
               1.90     "IATA"................................................................A-11
               1.91     "Impaired"............................................................A-11
               1.92     "Indemnification Order"...............................................A-11
               1.93     "Indemnification Rights"..............................................A-11
               1.94     "Indemnitee"..........................................................A-11
               1.95     "Independent Directors"...............................................A-11
               1.96     "Industry Practice Agreements"........................................A-11
               1.97     "Insurance Coverage"..................................................A-11
               1.98     "Insured Claim".......................................................A-12
               1.99     "Intercompany Claim"..................................................A-12
               1.100    "Intercompany Executory Contract" ....................................A-12
               1.101    "Intercompany Interest"...............................................A-12
               1.102    "Intercompany Unexpired Lease"........................................A-12
               1.103    "Interest"............................................................A-12
               1.104    "Interestholder"......................................................A-12
               1.105    "Interline Agreements"................................................A-12
               1.106    "Investment Agreement"................................................A-12
               1.107    "Key Ordinary Course Professional"....................................A-12
               1.108    "Key Ordinary Course Professional Claim"..............................A-12
               1.109    "Management Compensation Plan"........................................A-12
               1.110    "Material Services"...................................................A-13
               1.111    "MidAtlantic".........................................................A-13
               1.112    "Miscellaneous Secured Claim".........................................A-13
               1.113    "New Common Stock"....................................................A-13
               1.114    "New Equity"..........................................................A-13
               1.115    "Old Common Stock" ...................................................A-13
               1.116    "Old Common Stock Options"............................................A-13
               1.117    "Old Preferred Stock".................................................A-13
               1.118    "Ordinary Course Professional Order"..................................A-13
               1.119    "Other Executory Contracts and Unexpired Leases"......................A-13
               1.120    "Other Priority Claim"................................................A-13
               1.121    "Passenger Multilateral Interline Traffic Agreements".................A-14
               1.122    "PBGC"................................................................A-14
               1.123    "PBGC Claims".........................................................A-14
               1.124    "Periodic Distribution Date"..........................................A-14
               1.125    "Person"..............................................................A-14
               1.126    "Petition Date".......................................................A-14
               1.127    "Piedmont"............................................................A-14
               1.128    "Plan"................................................................A-14
               1.129    "Plan Sponsor"........................................................A-14
               1.130    "Plan Sponsor Claim"..................................................A-14
               1.131    "Postpetition Aircraft Obligations"...................................A-14
               1.132    "Priority Tax Claim"..................................................A-14
               1.133    "Pro Rata"............................................................A-15
               1.134    "Professional"........................................................A-15
               1.135    "Professional Claim"..................................................A-15
               1.136    "Professional Fee Order"..............................................A-15
               1.137    "PSA".................................................................A-15
               1.138    "Registration Rights Agreement".......................................A-15
               1.139    "Reinstated" or "Reinstatement".......................................A-15
               1.140    "Released Parties"....................................................A-16
               1.141    "Reorganized . . ."...................................................A-16
               1.142    "Reorganized Debtor" or "Reorganized Debtors".........................A-16
               1.143    "Retained Actions"....................................................A-16
               1.144    "RSA".................................................................A-16
               1.145    "Scheduled"...........................................................A-16
               1.146    "Schedules"...........................................................A-16
               1.147    "Secured Claim".......................................................A-16
               1.148    "Securities Act"......................................................A-16
               1.149    "Security"............................................................A-17
               1.150    "Series 1 Class C Preferred Share"....................................A-17
               1.151    "Series 2 Class C Preferred Share"....................................A-17
               1.152    "Series 3 Class C Preferred Shares"...................................A-17
               1.153    "Series 4 Class C Preferred Share"....................................A-17
               1.154    "Servicer"............................................................A-17
               1.155    "Solicitation Procedures Order".......................................A-17
               1.156    "Subordinated Securities Claim".......................................A-17
               1.157    "Tax Sharing Agreement"...............................................A-17
               1.158    "TWU".................................................................A-17
               1.159    "TWU Designated Representatives"......................................A-17
               1.160    "Unimpaired"..........................................................A-17
               1.161    "USAI"................................................................A-18
               1.162    "US Airways Leasing"..................................................A-18
               1.163    "Voting Deadline".....................................................A-18
               1.164    "503 Deadline"........................................................A-18
         C.    RULES OF INTERPRETATION........................................................A-18
         D.    COMPUTATION OF TIME............................................................A-18
         E.    REFERENCES TO MONETARY FIGURES.................................................A-19
         F.    EXHIBITS.......................................................................A-19

ARTICLE II

         ADMINISTRATIVE EXPENSES
         AND PRIORITY TAX CLAIMS..............................................................A-19
               2.1      Administrative Claims.................................................A-19
               2.2      Priority Tax Claims...................................................A-19

ARTICLE III

         CLASSIFICATION OF CLAIMS AND INTERESTS...............................................A-20
               3.1      Group Classifications.................................................A-20
               3.2      USAI Classifications..................................................A-21
               3.3      Allegheny Classifications.............................................A-21
               3.4      PSA Classifications...................................................A-22
               3.5      Piedmont Classifications..............................................A-22
               3.6      MidAtlantic Classifications...........................................A-23
               3.7      US Airways Leasing Classifications....................................A-23
               3.8      Material Services Classifications.....................................A-23

ARTICLE IV

         IDENTIFICATION OF CLASSES OF CLAIMS AND
         INTERESTS IMPAIRED AND NOT IMPAIRED BY THE PLAN......................................A-24
               4.1      Unimpaired Classes of Claims and Interests............................A-24
               4.2      Impaired Classes of Claims and Interests..............................A-24

ARTICLE V

         PROVISIONS FOR TREATMENT
         OF CLAIMS AND INTERESTS..............................................................A-25
               5.1      Treatment of Claims and Interests for Group...........................A-25
               5.2      Treatment of Claims and Interests for USAI............................A-27
               5.3      Treatment of Claims and Interests for Allegheny.......................A-29
               5.4      Treatment of Claims and Interests for PSA.............................A-30
               5.5      Treatment of Claims and Interests for Piedmont........................A-32
               5.6      Treatment of Claims and Interests for MidAtlantic.....................A-33
               5.7      Treatment of Claims and Interests for US Airways Leasing..............A-35
               5.8      Treatment of Claims and Interests for Material Services...............A-36
               5.9      Special Provision Regarding Intercompany Claims.......................A-38

ARTICLE VI

         ACCEPTANCE OR REJECTION OF THE PLAN;
         EFFECT OF REJECTION BY ONE OR MORE
         IMPAIRED CLASSES OF CLAIMS OR INTERESTS..............................................A-38
               6.1      Impaired Classes of Claims and Interests Entitled to Vote.............A-38
               6.2      Acceptance by an Impaired Class.......................................A-38
               6.3      Presumed Acceptances by Unimpaired Classes............................A-38
               6.4      Classes Deemed to Reject Plan.........................................A-39
               6.5      Confirmation Pursuant to Section 1129(b) of the Bankruptcy Code.......A-39

ARTICLE VII

         MEANS FOR IMPLEMENTATION OF THE PLAN.................................................A-39
               7.1      Continued Corporate Existence.........................................A-39
               7.2      Directors and Officers of Group.......................................A-39
               7.3      Directors and Officers of Debtors Other Than Group....................A-40
               7.4      Employment, Retirement, Indemnification and Other
                        Agreements and Incentive Compensation Programs........................A-41
               7.5      Certificate of Incorporation and Bylaws...............................A-41
               7.6      Corporate Action......................................................A-41
               7.7      Post-Effective Date Financing.........................................A-41
               7.8      Plan Sponsor..........................................................A-42
               7.9      Issuance of New Equity................................................A-42
               7.10     Reinstatement of Common Stock of Reorganized
                        Debtors Other Than Reorganized Group..................................A-44
               7.11     Preservation of Causes of Action......................................A-44
               7.12     Cancellation of Existing Equity Securities and Agreements.............A-44
               7.13     Exclusivity Period....................................................A-45
               7.14     Substantive Consolidation.............................................A-45
               7.15     Effectuating Documents; Further Transactions..........................A-45
               7.16     Exemption From Certain Transfer Taxes and Recording Fees..............A-45
               7.17     Postpetition Aircraft Obligations.....................................A-45

ARTICLE VIII

         UNEXPIRED LEASES AND EXECUTORY CONTRACTS.............................................A-46
               8.1      Assumed Contracts and Leases..........................................A-46
               8.2      Rejected Contracts and Leases.........................................A-48
               8.3      Payments Related to Assumption of Executory
                        Contracts and Unexpired Leases........................................A-48
               8.4      Rejection Damages Bar Date............................................A-49

ARTICLE IX

         PROVISIONS GOVERNING DISTRIBUTIONS...................................................A-49
               9.1      Time of Distributions.................................................A-49
               9.2      No Interest on Claims.................................................A-49
               9.3      Disbursing Agent......................................................A-49
               9.4      Surrender of Securities or Instruments................................A-49
               9.5      Services of Indenture Trustees, Agents and Servicers..................A-50
               9.6      Claims Administration Responsibility..................................A-50
               9.7      Delivery of Distributions.............................................A-50
               9.8      Procedures for Treating and Resolving Disputed
                        and Contingent Claims.................................................A-51
               9.9      Fractional Securities; Fractional Dollars.............................A-52

ARTICLE X

         ALLOWANCE AND PAYMENT OF CERTAIN ADMINISTRATIVE CLAIMS...............................A-52
               10.1     DIP Facility Claim....................................................A-52
               10.2     Professional Claims...................................................A-52
               10.3     Substantial Contribution Compensation and Expenses Bar Date...........A-53
               10.4     Other Administrative Claims...........................................A-53

ARTICLE XI

         EFFECT OF THE PLAN ON CLAIMS AND INTERESTS...........................................A-54
               11.1     Revesting of Assets...................................................A-54
               11.2     Discharge of the Debtors..............................................A-54
               11.3     Compromises and Settlements...........................................A-54
               11.4     Release of Certain Parties............................................A-55
               11.5     Release by Holders of Claims and Interests............................A-55
               11.6     Setoffs...............................................................A-56
               11.7     Satisfaction of Subordination Rights..................................A-56
               11.8     Exculpation and Limitation of Liability...............................A-56
               11.9     Indemnification Obligations...........................................A-56
               11.10    Injunction............................................................A-57

ARTICLE XII

         CONDITIONS PRECEDENT.................................................................A-57
               12.1     Conditions to Confirmation............................................A-57
               12.2     Conditions to Consummation for All Debtors. ..........................A-57
               12.3     Additional Condition to Consummation Solely with
                        Respect to Allegheny, Piedmont and PSA................................A-58
               12.4     Waiver of Conditions to Confirmation or Consummation..................A-58

ARTICLE XIII

         RETENTION OF JURISDICTION............................................................A-58

ARTICLE XIV

         MISCELLANEOUS PROVISIONS.............................................................A-60
               14.1     Binding Effect........................................................A-60
               14.2     Modification and Amendments...........................................A-60
               14.3     Withholding and Reporting Requirements................................A-60
               14.4     Committees............................................................A-60
               14.5     Revocation, Withdrawal, or Non-Consummation...........................A-61
               14.6     Notices...............................................................A-61
               14.7     Term of Injunctions or Stays..........................................A-63
               14.8     Governing Law.........................................................A-63
               14.9     No Waiver or Estoppel.................................................A-63


                                    EXHIBITS

Exhibit A    Summary of Management Compensation Plan

Exhibit B    Form of Registration Rights Agreement

Exhibit C    Restated Certificates of Incorporation

Exhibit D    Form of Restated Bylaws

Exhibit E-1  Schedule of Rejected Interline Agreements

Exhibit E-2  Schedule of Rejected Industry Practice Agreements

Exhibit E-3  Schedule of Assumed Employee-Related Agreements

Exhibit E-4  Schedule of Rejected Other Executory Contracts and Unexpired Leases

Exhibit E-5  Schedule of Rejected Intercompany Executory
             Contracts and Intercompany Unexpired Leases

Exhibit F    Nonexclusive List of Retained Actions

Exhibit G    ATSB Loan Documents

Exhibit H    Administrative Claim Request Form

Exhibit I    Postpetition Aircraft Obligations

Exhibit J    Categories of Industry Practice Agreements


                                  INTRODUCTION

        US Airways Group, Inc., US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc., Piedmont Airlines, Inc., MidAtlantic Airways, Inc., US Airways Leasing and Sales, Inc., and Material Services Company, Inc., debtors and debtors-in-possession in the above-captioned jointly administered chapter 11 reorganization cases, hereby propose the following joint plan of reorganization for the resolution of the outstanding creditor claims against and equity interests in the Debtors. Capitalized terms used herein shall have the meanings ascribed to such terms in ARTICLE I.B. The Debtors are the proponents of this Plan within the meaning of section 1129 of the Bankruptcy Code.

        The sole Group subsidiary incorporated outside of the United States, Airways Assurance Limited LLC, a corporation organized under the laws of Bermuda, has not commenced a case under chapter 11 of the Bankruptcy Code or similar proceedings in any other jurisdiction. This subsidiary continues to operate its business outside of bankruptcy.

        The Plan contemplates the reorganization of the Debtors and the resolution of the outstanding Claims against and Interests in the Debtors pursuant to section 1121(a) of the Bankruptcy Code. The obligations owed to unsecured creditors of the Debtors will be converted into new equity securities to be issued by Reorganized Group (i.e., New Equity). Existing holders of Group equity interests and stock options will receive no distribution on account of their existing equity interests or stock options in Group.

        A complete list of the Debtors is set forth below. The list identifies each Debtor by its case number in these Chapter 11 Cases. The jurisdiction of incorporation of each Debtor also is designated.

                                     DEBTORS

                -       US Airways Group, Inc. (Delaware), 02-83984
                -       US Airways, Inc. (Delaware), 02-83985
                -       Allegheny Airlines, Inc. (Delaware), 02-83986
                -       PSA Airlines, Inc. (Pennsylvania), 02-83987
                -       Piedmont Airlines, Inc. (Maryland), 02-83988
                -       MidAtlantic Airways, Inc. (Delaware), 02-83989
                -       US Airways Leasing and Sales, Inc. (Delaware), 02-83990
                -       Material Services Company, Inc. (Delaware), 02-83991

        Under section 1125(b) of the Bankruptcy Code, a vote to accept or reject the Plan cannot be solicited from a Claimholder or Interestholder until such time as the Disclosure Statement has been approved by the Bankruptcy Court and distributed to Claimholders and Interestholders. In this case, the Disclosure Statement was approved by the Bankruptcy Court by order entered on [JANUARY _, 2003], and has been distributed simultaneously with this Plan to all parties whose votes are being solicited. The Disclosure Statement contains, among other things, a discussion of the Debtors' history, businesses, properties and operations, projections for those operations, risk factors associated with the business and Plan, a summary and analysis of the Plan, and certain related matters including, among other things, the securities to be issued under the Plan. ALL CLAIMHOLDERS AND INTERESTHOLDERS ARE ENCOURAGED TO READ THIS PLAN AND THE DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THIS PLAN.

        Subject to certain restrictions and requirements set forth in section 1127 of the Bankruptcy Code and Fed. R. Bankr. P. 3019 and those restrictions on modifications set forth in ARTICLE XIV of this Plan, each of the Debtors expressly reserves its respective rights to alter, amend, modify, revoke or withdraw this Plan with respect to such Debtor, one or more times, prior to the Plan's substantial consummation.

                                    ARTICLE I

                              DEFINITIONS, RULES OF
                     INTERPRETATION, AND COMPUTATION OF TIME

A.      SCOPE OF DEFINITIONS

        For purposes of this Plan, except as expressly provided or unless the context otherwise requires, all capitalized terms not otherwise defined shall have the meanings ascribed to them in ARTICLE I.B of this Plan. Any term used in this Plan that is not defined herein, but is defined in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules.

B.      DEFINITIONS

        1.1 "ADMINISTRATIVE CLAIM" means a Claim for payment of an administrative expense of a kind specified in section 503(b) of the Bankruptcy Code and entitled to priority pursuant to section 507(a)(1) of the Bankruptcy Code, including, but not limited to, DIP Facility Claims, the actual, necessary costs and expenses, incurred on or after the Petition Date, of preserving the Estates and operating the business of the Debtors, including wages, salaries or commissions for services rendered after the commencement of the Chapter 11 Cases, Professional Claims, all fees and charges assessed against the Estates under chapter 123 of title 28, United States Code, and all Allowed Claims that are entitled to be treated as Administrative Claims pursuant to a Final Order of the Bankruptcy Court under section 546(c)(2)(A) of the Bankruptcy Code.

        1.2 "ADMINISTRATIVE CLAIMS BAR DATE" means the deadline for filing proofs or requests for payment of Administrative Claims, which shall be forty-five (45) days after the Effective Date, unless otherwise ordered by the Bankruptcy Court and except with respect to Professional Claims and Key Ordinary Course Professional Claims which shall be subject to the provisions of SECTION
10.2 hereof.

        1.3 "ADR PROCEDURES" means any alternative dispute resolution procedure approved by the Bankruptcy Court or as may be set forth in an Exhibit to this Plan.

        1.4     "AFA" means the Association of Flight Attendants, International.

        1.5 "AFA DESIGNATED REPRESENTATIVE" means the designated representative selected by the Debtors' employees who are subject to the collective bargaining agreement between Reorganized Group and AFA in effect as of the Effective Date.

        1.6 "AFFILIATE DEBTORS" means all of the Debtors, other than US Airways Group, Inc.

        1.7 "AFFILIATES" has the meaning given such term by section 101(2) of the Bankruptcy Code.

        1.8 "AIRCRAFT EQUIPMENT" means an aircraft, aircraft engine, propeller, appliance or spare part that is subject to a security interest granted by or conditionally sold to, one of the Debtors.

        1.9 "AIRCRAFT SECURED CLAIM" means a Claim that is secured by a security interest in or a lien on Aircraft Equipment in which a Debtor's Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value, as of the Effective Date or such other date as is established by the Bankruptcy Court, of such Claimholder's interest in the applicable Estate's interest in such Aircraft Equipment or to the extent of the amount subject to setoff, as applicable, as determined by a Final Order of the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code, or in the case of setoff, pursuant to section 553 of the Bankruptcy Code, or as otherwise agreed upon in writing by the Debtors and the Claimholder.

        1.10 "AIRCRAFT SECURED CLAIMHOLDER" means the holder of an Aircraft Secured Claim and, to the extent applicable, an Aircraft Deficiency Claim.

        1.11 "AIRCRAFT DEFICIENCY CLAIM" means the difference between the Allowed amount of the Claim of an Aircraft Secured Claimholder and such Claimholder's Aircraft Secured Claim.

        1.12 "ALLEGHENY" means Allegheny Airlines, Inc., a Delaware company, debtor-in- possession in Case No. 02-83986 pending in the Bankruptcy Court.

        1.13 "ALLOWED CLAIM" OR "ALLOWED INTEREST" means a Claim or any portion thereof, or an Interest or any portion thereof, (a) that has been allowed by a Final Order of the Bankruptcy Court (or such other court or forum as the Reorganized Debtors and the holder of such Claim or Interest agree may adjudicate such Claim or Interest and objections thereto), or (b) as to which, on or by the Effective Date, (i) no proof of claim or interest has been filed with the Bankruptcy Court and (ii) the liquidated and noncontingent amount of which is Scheduled, other than a Claim or Interest that is Scheduled at zero, in an unknown amount, or as disputed, or (c) for which a proof of claim or interest in a liquidated amount has been timely filed with the Bankruptcy Court pursuant to the Bankruptcy Code, any Final Order of the Bankruptcy Court or other applicable bankruptcy law, and as to which either (i) no objection to its allowance has been filed within the periods of limitation fixed by the Plan, the Bankruptcy Code or by any order of the Bankruptcy Court or (ii) any objection to its allowance has been settled or withdrawn, or has been denied by a Final Order, or (d) that is expressly allowed in a liquidated amount in the Plan.

        1.14 "ALLOWED CLASS...CLAIM" OR "ALLOWED CLASS...INTEREST" means an Allowed Claim or an Allowed Interest in the specified Class.

        1.15    "ALPA" means the Air Line Pilots Association, International.

        1.16 "ALPA DESIGNATED REPRESENTATIVE" means the designated representative of the Debtors' employees who are subject to the collective bargaining agreement between Reorganized Group and ALPA in effect as of the Effective Date.

        1.17 "ATSB" means the Air Transportation Stabilization Board created pursuant to the Air Transportation Safety and Stabilization Act, P.L. 107-42
(2001) (the "Act") and the regulations issued by the Office of Management and Budget under the Act, 14 C.F.R. Part 1300, Aviation Disaster Relief - Air Carrier Guarantee Loan Program.

        1.18 "ATSB AGENT" means the agent for the lenders that are parties to the ATSB Loan Agreement.

        1.19 "ATSB LOAN" means the loan, a portion of which will be guaranteed by the ATSB, to be extended to Reorganized USAI as part of a Bankruptcy Court-certified reorganization plan and as a means of implementing the Plan as described in SECTION 7.7 hereof.

        1.20 "ATSB LOAN AGREEMENT" means the Loan Agreement to be entered into among USAI, as borrower, Group and certain of its subsidiaries, as guarantors, and the lenders and agents party thereto, pursuant to which such lenders will make the ATSB Loan.

        1.21 "AVOIDANCE CLAIMS" means Causes of Action against Persons arising under any of sections 502, 510, 541, 542, 543, 544, 545, 547, 548 through 551 and 553 of the Bankruptcy Code, or under similar or related state or federal statutes and common law, including fraudulent transfer laws, whether or not litigation has been commenced as of the Confirmation Date to prosecute such Avoidance Claims.

        1.22 "BALLOT" means each of the ballot forms that are distributed with the Disclosure Statement to Claimholders who are included in Classes that are Impaired under the Plan and entitled to vote under ARTICLE VI to accept or reject the Plan.

        1.23 "BANKRUPTCY CODE" means the Bankruptcy Reform Act of 1978, as amended and codified in title 11 of the United States Code, 11 U.S.C. Sections 101-1330, as in effect on the date hereof.

        1.24 "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division, or such other court as may have jurisdiction over the Chapter 11 Cases.

        1.25 "BANKRUPTCY RULES" means the Federal Rules of Bankruptcy Procedure and the Official Bankruptcy Forms, as amended, the Federal Rules of Civil Procedure, as amended, as applicable to the Chapter 11 Cases or proceedings therein, and the Local Rules of the Bankruptcy Court, as applicable to the Chapter 11 Cases or proceedings therein, as the case may be.

        1.26 "BAR DATE" means the deadline set by the Bankruptcy Court for filing proofs of claim or interest in the Chapter 11 Cases. For prepetition Claims (other than those of governmental units) and Interests, the Bar Date was November 4, 2002. For prepetition Claims of governmental units, in accordance with section 502(b)(9) of the Bankruptcy Code, the Bar Date is February 7, 2003.

        1.27 "BAR DATE ORDER" means the order entered by the Bankruptcy Court on September 5, 2002, establishing the Bar Dates.

        1.28 "BILATERAL CARGO PRORATE AGREEMENTS" means those agreements, also commonly referred to as Special Prorate Agreements (SPA), that establish specifically-negotiated settlement amounts for cargo that has traveled across two carriers.

        1.29 "BILATERAL PASSENGER PRORATE AGREEMENTS" means those agreements, also commonly referred to as Special Prorate Agreements (SPA), that establish specifically-negotiated settlement amounts for tickets covering travel across two carriers.

        1.30 "BUSINESS DAY" means any day, excluding Saturdays, Sundays and "legal holidays" (as defined in Bankruptcy Rule 9006(a)), on which commercial banks are open for business in New York City.

        1.31 "CARGO MULTILATERAL INTERLINE TRAFFIC AGREEMENTS" means those agreements documenting the terms, including, without limitation, documentation, liability and payment for services practices, of cargo acceptance among airlines.

        1.32 "CASH" means legal tender of the United States of America and equivalents thereof.

        1.33 "CAUSES OF ACTION" means any and all actions, proceedings, causes of action, suits, accounts, controversies, agreements, promises, rights to legal remedies, rights to equitable remedies, rights to payment and claims, whether known, unknown, reduced to judgment, not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured and whether asserted or assertable directly or derivatively, in law, equity or otherwise, including Avoidance Claims unless otherwise waived or released by the Debtors or the Reorganized Debtors.

        1.34 "CERTIFICATE" has the meaning ascribed to it in SECTION 9.4 hereof.

        1.35 "CERTIFICATES OF INCORPORATION AND BYLAWS" means the Certificates of Incorporation and Bylaws of the Reorganized Debtors, in substantially the forms attached hereto as EXHIBITS C1-C8 and EXHIBITS D1-D8, which Certificates of Incorporation and Bylaws shall be in a form reasonably acceptable to the Plan Sponsor and the Creditors' Committee.

        1.36 "CHAPTER 11 CASES" means the chapter 11 cases of the Debtors pending in the Bankruptcy Court and being jointly administered with one another under Case No. 02-83984, and the phrase "Chapter 11 Case" when used with reference to a particular Debtor shall mean the particular case under Chapter 11 of the Bankruptcy Code commenced by such Debtor in the Bankruptcy Court.

        1.37 "CLAIM" means a claim against one of the Debtors (or all or some of them), whether or not asserted, as defined in section 101(5) of the Bankruptcy Code.

        1.38    "CLAIMHOLDER" means a holder of a Claim.

        1.39 "CLAIMS AGENT" means Logan & Company, Inc., which maintains an office at 546 Valley Road, Upper Montclair, New Jersey 07043, Attention: US Airways Department.

        1.40 "CLAIMS OBJECTION DEADLINE" means that day which is 180 days after the Effective Date (unless such day is not a Business Day, in which case such deadline shall be the next Business Day thereafter), as the same may be from time to time extended by the Bankruptcy Court, without further notice to parties-in-interest.

        1.41 "CLASS" means a category of Claimholders or Interestholders described in ARTICLE III of the Plan.

        1.42 "CLASS A COMMON STOCK" means the shares of Class A Common Stock of Reorganized Group, authorized under SECTION 7.5 and SECTION 7.9 of the Plan and under the certificate of incorporation of Reorganized Group. The number of issued and outstanding shares of Class A Common Stock as of the Effective Date shall be fifty-one million one hundred thousand (51,100,000), and the number of authorized shares as of the Effective Date shall be two hundred million (200,000,000).

        1.43 "CLASS A PREFERRED STOCK" means the shares of Class A Preferred Stock of Reorganized Group authorized under SECTION 7.5 and SECTION 7.9 of the Plan and under the certificate of incorporation of Reorganized Group. The number of issued and outstanding shares of Class A Preferred Stock as of the Effective Date shall be twenty million two hundred fifty thousand (20,250,000), and the number of authorized shares as of the Effective Date shall be twenty-five million (25,000,000).

        1.44 "CLASS A-1 WARRANTS" means the Class A-1 Warrants of Reorganized Group authorized under SECTION 7.5 and SECTION 7.9 of the Plan and under the certificate of incorporation of Reorganized Group. The number of issued and outstanding Class A-1 Warrants as of the Effective Date shall be twenty million two hundred fifty thousand (20,250,000), and the number of authorized Class A-1 Warrants as of the Effective Date shall be twenty-five million (25,000,000).

        1.45 "CLASS B COMMON STOCK" means the shares of Class B Common Stock of Reorganized Group, authorized under SECTION 7.5 and SECTION 7.9 of the Plan and under the certificate of incorporation of Reorganized Group. The number of issued and outstanding shares of Class B Common Stock as of the Effective Date shall be five million (5,000,000), and the number of authorized shares as of the Effective Date shall be five million (5,000,000).

        1.46 "CLASS B PREFERRED STOCK" means the shares of Class B Preferred Stock of Reorganized Group authorized under SECTION 7.5 and SECTION 7.9 of the Plan and under the certificate of incorporation of Reorganized Group. The number of issued and outstanding shares of Class B Preferred Stock as of the Effective Date shall be seventy-five thousand (75,000),and the number of authorized shares as of the Effective Date shall be two hundred fifty thousand (250,000).

        1.47 "CLASS C PREFERRED STOCK" means the shares of Class C Preferred Stock of Reorganized Group authorized under SECTION 7.5 and SECTION 7.9 of the Plan and under the certificate of incorporation of Reorganized Group. The number of issued and outstanding shares of Class C Preferred Stock as of the Effective Date shall be ten (10), and the number of authorized shares as of the Effective Date shall be ten (10).

        1.48 "CONFIRMATION DATE" means the date of entry of the Confirmation Order.

        1.49 "CONFIRMATION HEARING" means the hearing before the Bankruptcy Court held to consider confirmation of the Plan and related matters under section 1128 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

        1.50 "CONFIRMATION ORDER" means the order entered by the Bankruptcy Court confirming the Plan.

        1.51 "CONTINUING INDEMNIFICATION RIGHTS" shall have the meaning ascribed to it in SECTION 11.9 hereof.

        1.52 "CONVENIENCE CLASS ELECTION" means the election pursuant to which the holder of a qualifying General Unsecured Claim against the Debtor(s) timely elects to be treated as a General Unsecured Convenience Claim.

        1.53 "CREDITORS' COMMITTEE" means the Official Committee of Unsecured Creditors appointed pursuant to section 1102(a) of the Bankruptcy Code in the Chapter 11 Cases.

        1.54 "CURE" means the distribution within a reasonable period of time following the Effective Date of Cash, or such other property as may be agreed upon by the parties or ordered by the Bankruptcy Court, with respect to the assumption (or assumption and assignment) of an executory contract or unexpired lease, pursuant to section 365(b) of the Bankruptcy Code, in an amount equal to all unpaid monetary obligations, without interest, or such other amount as may be agreed upon by the parties, under such executory contract or unexpired lease, to the extent such obligations are enforceable under the Bankruptcy Code and applicable non-bankruptcy law.

        1.55    "CWA" means the Communications Workers of America.

        1.56 "CWA DESIGNATED REPRESENTATIVE" means the designated representative of the Debtors' employees who are subject to the collective bargaining agreement between Reorganized Group and CWA in effect as of the Effective Date.

        1.57 "DEBTOR" OR "DEBTORS" means, individually, any of the following entities and, collectively, Group, USAI, Allegheny, PSA, Piedmont, MidAtlantic, US Airways Leasing, and Material Services.

        1.58 "DIP AGENT" means the administrative agent for the DIP Lenders under the DIP Credit Agreement.

        1.59 "DIP CREDIT AGREEMENT" means the Amended and Restated Senior Secured Superpriority Debtor-In-Possession Credit Agreement, entered into as of September 26, 2002 and amended and restated as of October 18, 2002, among Group, as borrower, each of the Affiliate Debtors, as guarantors, the DIP Agent, and the DIP Lenders, which was executed by the Debtors in connection with the DIP Facility, as such agreement may be amended from time to time in accordance with the terms thereof.

        1.60 "DIP FACILITY" means the debtor-in-possession secured financing facility provided to the Debtors by the DIP Lenders pursuant to the DIP Credit Agreement as authorized by the Bankruptcy Court pursuant to the DIP Facility Order.

        1.61 "DIP FACILITY CLAIM" means all Administrative Claims of the DIP Agent and the DIP Lenders arising under or pursuant to the DIP Facility including, without limitation, principal and interest on the DIP Facility, plus all fees and expenses (including professional fees and expenses) arising under the DIP Facility.

        1.62 "DIP FACILITY ORDER" means, collectively, the interim order that was approved by the Bankruptcy Court from the bench on September 26, 2002 and entered by the Bankruptcy Court on October 1, 2002, and the final order that was approved by the Bankruptcy Court from the bench on November 7, 2002 and entered by the Bankruptcy Court on November 8, 2002, authorizing and approving the DIP Facility and the agreements related thereto.

        1.63 "DIP LENDERS" means the lenders from time to time party to the DIP Credit Agreement.

        1.64 "DISALLOWED CLAIM" OR "DISALLOWED INTEREST" means a Claim or any portion thereof, or an Interest or any portion thereof, that (a) has been disallowed by a Final Order, (b) is Scheduled at zero or as contingent, disputed or unliquidated and as to which a proof of claim or interest bar date has been established but no proof of claim or interest has been timely filed or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order of the Bankruptcy Court or otherwise deemed timely filed under applicable law, or (c) is not Scheduled and as to which a proof of claim or interest bar date has been set but no proof of claim or interest has been timely filed or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order of the Bankruptcy Court or otherwise deemed timely filed under applicable law.

        1.65 "DISBURSING AGENT" means Reorganized Group or any Person designated by Reorganized Group, in its sole discretion, to serve as a disbursing agent under SECTION 9.3 of the Plan.

        1.66 "DISCLOSURE STATEMENT" means the written disclosure statement that relates to this Plan, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code and Bankruptcy Rule 3017, as such disclosure statement may be amended, modified or supplemented from time to time.

        1.67 "DISPUTED CLAIM" OR "DISPUTED INTEREST" means a Claim or any portion thereof, or an Interest or any portion thereof, that is neither an Allowed Claim nor a Disallowed Claim, or an Allowed Interest or a Disallowed Interest, as the case may be, and includes, without limitation, Claims or Interests that (a) have not been Scheduled by the Debtors or have been Scheduled at zero, or have been Scheduled as unknown, contingent, unliquidated or disputed, whether or not such Claims or Interests are the subject of a proof of claim or proof of interest in the Bankruptcy Court, (b) are the subject of a proof of claim or interest that differs in nature, amount or priority from the Schedules, or (c) are the subject of an objection filed with the Bankruptcy Court, which has not been withdrawn or overruled by a Final Order of the Bankruptcy Court.

        1.68 "DISTRIBUTION DATE" means the date, selected by the Debtors or Reorganized Debtors occurring as soon as practicable after the Administrative Claims Bar Date (unless determined by the Reorganized Debtors, in their sole discretion, that an earlier date may be used), upon which distributions to holders of Allowed Claims entitled to receive distributions under the Plan shall commence.

        1.69 "DISTRIBUTION RESERVE" means the New Equity for distribution to General Unsecured Claimholders in the Debtors' Chapter 11 Cases to be reserved pending allowance of Disputed Claims in accordance with SECTION 9.8(b) of the Plan.

        1.70 "EFFECTIVE DATE" means the Business Day determined by the Debtors on which all conditions to the consummation of the Plan set forth in
SECTION 12.2 and, in addition, solely with respect to Allegheny, Piedmont and PSA, SECTION 12.3 hereof have been either satisfied or waived as provided in
SECTION 12.4 hereof and is the day upon which this Plan is substantially consummated.

        1.71 "EMPLOYEE-RELATED AGREEMENTS" means those agreements between any of the Debtors and any of its employees or any entity acting on behalf of its employees.

        1.72 "ESTATES" means the bankruptcy estates of the Debtors created pursuant to section 541 of the Bankruptcy Code.

        1.73 "EXHIBIT" means an exhibit annexed to either this Plan or as an appendix to the Disclosure Statement.

        1.74 "EXHIBIT FILING DATE" means the date on which Exhibits to the Plan or the Disclosure Statement shall be filed with the Bankruptcy Court, which date shall be at least five days prior to the Voting Deadline or such later date as may be approved by the Bankruptcy Court without further notice to parties-in-interest.

        1.75 "EXISTING EQUITY SECURITIES" means, collectively, the Old Common Stock, Old Preferred Stock and all options, warrants and rights (whether fixed or contingent, matured or unmatured, disputed or undisputed), contractual, legal, equitable or otherwise, to acquire any of the foregoing, including, without limitation, the Old Common Stock Options.

        1.76 "FACE AMOUNT" means, (a) when used in reference to a Disputed or Disallowed Claim, the full stated liquidated amount claimed by the Claimholder in any proof of claim timely filed with the Bankruptcy Court or otherwise deemed timely filed by any Final Order of the Bankruptcy Court or other applicable bankruptcy law, and (b) when used in reference to an Allowed Claim, the allowed amount of such Claim.

        1.77 "FINAL ORDER" means an order or judgment, the operation or effect of which has not been stayed, reversed or amended and as to which order or judgment (or any revision, modification or amendment thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.

        1.78 "GECC" means General Electric Capital Corporation and its affiliated entities.

        1.79 "GECC 2001 FINANCING CLAIM" means the Claim of GECC against Group and USAI arising pursuant to the agreement dated [_] between GECC, Group and USAI.

        1.80 "GECC 2001 FINANCING AGREEMENT" means that certain credit agreement entered into on November 16, 2001, among GECC, as lender, USAI, as borrower, and Group, as guarantor.

        1.81 "GE GLOBAL RESTRUCTURING AGREEMENT" means that certain global restructuring agreement approved by the Bankruptcy Court on January _, 2003, resolving certain matters between the Debtors, on the one hand, and General Electric Company, GECC, and certain of their affiliates.

        1.82 "GENERAL UNSECURED CLAIM" means a Claim, including, without limitation, an Aircraft Deficiency Claim, that does not fall within another Class of Claims.

        1.83 "GENERAL UNSECURED CLAIMHOLDER" means a holder of a General Unsecured Claim.

        1.84 "GENERAL UNSECURED CONVENIENCE CLAIM" means a Claim against the Debtors that otherwise would be included in the Classes of the Plan containing General Unsecured Claims that is (a) for $25,000 or less or (b) for more than $25,000 if the holder of such Claim has made the Convenience Class Election on the Ballot provided for voting on the Plan within the time fixed by the Bankruptcy Court for completing and returning such Ballot to accept $3,750 in Cash in full satisfaction, discharge and release of such Claim.

        1.85 "GROUP" means US Airways Group, Inc., a Delaware company, debtor-in-possession in Case No. 02-83984 pending in the Bankruptcy Court.

        1.86 "HOLDBACK AMOUNT" means the amount equal to 15% of fees billed to the Debtors in a given month that was retained by the Debtors as a holdback on payment of Professional Claims pursuant to the Professional Fee Order. The Holdback Amount shall not be considered property of the Debtors, the Reorganized Debtors or the Estates.

        1.87 "HOLDBACK ESCROW ACCOUNT" means the escrow account established by the Disbursing Agent into which Cash equal to the Holdback Amount shall be deposited on the Effective Date for the payment of Allowed Professional Claims to the extent not previously paid or Disallowed.

        1.88 "IAMAW" means the International Association of Machinists and Aerospace Workers.

        1.89 "IAMAW DESIGNATED REPRESENTATIVE" means the designated representative of the Debtors' employees who are subject to the collective bargaining agreements between the Reorganized Group and IAMAW in effect as of the Effective Date.

        1.90    "IATA" means the International Air Transport Association.

        1.91 "IMPAIRED" refers to any Claim or Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.

        1.92 "INDEMNIFICATION ORDER" means the Bankruptcy Court's Order Authorizing the Debtors to (a) Assume Certain Indemnification Agreements Pursuant to 11 U.S.C.Section 365(a) and (b) Enter Into Postpetition Indemnification Agreements (Docket No. 1213).

        1.93 "INDEMNIFICATION RIGHTS" means any obligations or rights of the Debtors to indemnify, reimburse, advance or contribute to the losses, liabilities or expenses of an Indemnitee pursuant to the Debtors' certificate of incorporation, bylaws, or policy of providing employee indemnification, indemnification agreements that were assumed pursuant to the Indemnification Order or other applicable law or specific agreement in respect of any claims, demands, suits, causes of action or proceedings against an Indemnitee based upon any act or omission related to an Indemnitee's service with, for or on behalf of the Debtors.

        1.94 "INDEMNITEE" means all present and former directors, officers, employees, agents or representatives of the Debtors who are entitled to assert Indemnification Rights.

        1.95 "INDEPENDENT DIRECTORS" means members of the board of directors of Reorganized Group who are not employees or Affiliates of Group, Reorganized Group or the Plan Sponsor and otherwise qualify as independent directors under the rules of the United States Securities and Exchange Commission and the applicable stock exchange, if any, on which certain of the New Equity may be listed.

        1.96 "INDUSTRY PRACTICE AGREEMENTS" means those agreements, to which any of the Debtors are a party and of the types or in the categories described with specificity in EXHIBIT J hereto, which provide incentives and discounts, both at the time of ticketing and after a predetermined time frame, to reward, without limitation, agencies, corporations, organizations and individuals for performance against goals and volume levels or in response to competitive actions or marketplace initiatives.

        1.97    "INSURANCE COVERAGE" shall have the meaning ascribed to it in
SECTION 11.9 hereof.

        1.98 "INSURED CLAIM" means any Claim to the extent such Claim arises prior to the Petition Date from an incident or occurrence that is covered under any of the Debtors' insurance policies, but solely to the extent such Claim is covered by such insurance policies.

        1.99 "INTERCOMPANY CLAIM" means a Claim by a Debtor against another Debtor or a Claim by Airways Assurance Limited LLC against a Debtor.

        1.100 "INTERCOMPANY EXECUTORY CONTRACT" means an executory contract solely between two or more Debtors or an executory contract solely between one or more Debtors and Airways Assurance Limited LLC.

        1.101 "INTERCOMPANY INTEREST" means an Interest in a Debtor held by another Debtor or Airways Assurance Limited LLC or an Interest in Airways Assurance Limited LLC held by a Debtor.

        1.102 "INTERCOMPANY UNEXPIRED LEASE" means an unexpired lease solely between two or more Debtors or an unexpired lease solely between one or more Debtors and Airways Assurance Limited LLC.

        1.103 "INTEREST" means (a) the legal, equitable contractual and other rights (whether fixed or contingent, matured or unmatured, disputed or undisputed) of any Person with respect to Existing Equity Securities or any other equity securities of the Debtors and (b) the legal, equitable, contractual and other rights, whether fixed or contingent, matured or unmatured, disputed or undisputed, of any Person to purchase, sell, subscribe to, or otherwise acquire or receive (directly or indirectly) any of the foregoing.

        1.104   "INTERESTHOLDER" means a holder of an Interest.

        1.105 "INTERLINE AGREEMENTS" means, collectively, those Passenger Multilateral Interline Traffic Agreements, Bilateral Passenger Prorate Agreements, Cargo Multilateral Interline Traffic Agreements and Bilateral Cargo Prorate Agreements to which any of the Debtors are a party.

        1.106 "INVESTMENT AGREEMENT" means that certain Investment Agreement, dated as of September 26, 2002, between RSA and Group, as the same may be amended, modified or supplemented from time to time.

        1.107 "KEY ORDINARY COURSE PROFESSIONAL" means those certain Persons identified as key ordinary course professionals by the Debtors pursuant to the Ordinary Course Professional Order.

        1.108 "KEY ORDINARY COURSE PROFESSIONAL CLAIM" means an Administrative Claim of a Key Ordinary Course Professional for compensation for services rendered or reimbursement of costs, expenses or other charges and disbursements in an amount in excess of $40,000 for any month, relating to services rendered or expenses incurred after the Petition Date and prior to and including the Effective Date.

        1.109 "MANAGEMENT COMPENSATION PLAN" means those certain plans by which Reorganized Group shall deliver an amount of shares of New Equity on the Effective Date and certain stock options and restrictive stock grants to certain members of management, directors and other employees on and after the Effective Date, as set forth on EXHIBIT A hereto.

        1.110 "MATERIAL SERVICES" means Material Services Company, Inc., a Delaware company, debtor-in-possession in Case No. 02-83991 pending in the Bankruptcy Court.

        1.111 "MIDATLANTIC" means MidAtlantic Airways, Inc., a Delaware company, debtor-in- possession in Case No. 02-83989 pending in the Bankruptcy Court.

        1.112 "MISCELLANEOUS SECURED CLAIM" means any Secured Claim other than an Aircraft Secured Claim or a Claim arising under the DIP Facility. Miscellaneous Secured Claims shall include Claims secured by liens junior in priority to existing liens, whether by operation of law, contract or otherwise, but solely to the extent of the value, as of the Effective Date, or such other date as is established by the Bankruptcy Court, of such Claimholder's interest in the Estates' interest in property of the Estates after giving effect to all security interests or liens senior in priority.

        1.113 "NEW COMMON STOCK" means, collectively, the shares of Class A Common Stock and Class B Common Stock of Reorganized Group, authorized under
SECTION 7.5 and SECTION 7.9 of the Plan and under the certificate of incorporation of Reorganized Group.

        1.114 "NEW EQUITY" means, collectively, the Class A Common Stock, Class B Common Stock, Class A-1 Warrants, Class A Preferred Stock, Class B Preferred Stock and Class C Preferred Stock.

        1.115 "OLD COMMON STOCK" means, with respect to each Debtor, shares of common stock of such Debtor that were authorized, issued and outstanding prior to the Effective Date.

        1.116 "OLD COMMON STOCK OPTIONS" means, with respect to each Debtor, all options, warrants and rights (whether fixed or contingent, matured or unmatured, disputed or undisputed), contractual, legal, equitable or otherwise, to acquire shares of such Debtor's Old Common Stock or other equity interests in such Debtor.

        1.117 "OLD PREFERRED STOCK" means, with respect to each Debtor, shares of preferred stock of such Debtor and all options, warrants or rights, contractual or otherwise, if any, to acquire any such preferred stock.

        1.118 "ORDINARY COURSE PROFESSIONAL ORDER" means the Bankruptcy Court's Amended Order Pursuant to 11 U.S.C.Sections 105(a), 327(e) and 331 Authorizing Retention of Professionals Utilized by the Debtors in the Ordinary Course of Business (Docket No. 115).

        1.119 "OTHER EXECUTORY CONTRACTS AND UNEXPIRED LEASES" means all executory contracts and unexpired leases, other than Employee-Related Agreements, Intercompany Executory Contracts, Intercompany Unexpired Leases, Industry Practice Agreements and Interline Agreements, to which any of the Debtors are a party.

        1.120 "OTHER PRIORITY CLAIM" means a Claim entitled to priority pursuant to section 507(a) of the Bankruptcy Code other than a Priority Tax Claim or an Administrative Claim.

        1.121 "PASSENGER MULTILATERAL INTERLINE TRAFFIC AGREEMENTS" means those agreements documenting the terms of passenger ticketing and baggage acceptance among airlines and governed by IATA Resolution 780, as amended by the 21st IATA Passenger Services Conference.

        1.122   "PBGC" means the Pension Benefit Guaranty Corporation.

        1.123 "PBGC CLAIMS" means all Claims of the PBGC and all claims of the PBGC against any non-Debtor Affiliate of any Debtor.

        1.124 "PERIODIC DISTRIBUTION DATE" means (a) the Distribution Date, as to the first distribution made by the Reorganized Debtors, and (b) thereafter,
(i) the first Business Day occurring ninety (90) days after the Distribution Date and (ii) subsequently, the first Business Day occurring ninety (90) days after the immediately preceding Periodic Distribution Date.

        1.125 "PERSON" means an individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, estate, unincorporated organization, governmental unit (as defined in section 101(27) of the Bankruptcy Code), or other entity.

        1.126 "PETITION DATE" means August 11, 2002, the date on which the Debtors filed their petitions for relief in the Bankruptcy Court commencing the Chapter 11 Cases.

        1.127 "PIEDMONT" means Piedmont Airlines, Inc., a Maryland company, debtor-in-possession in Case No. 02-83988 pending in the Bankruptcy Court.

        1.128 "PLAN" means this joint plan of reorganization for the resolution of outstanding Claims and Interests in the Chapter 11 Cases, as herein proposed by the Debtors, including all supplements, appendices and schedules hereto, either in their present form or as the same may be further altered, amended or modified from time to time in accordance with the Bankruptcy Code and Bankruptcy Rules.

        1.129   "PLAN SPONSOR" means RSA.

        1.130 "PLAN SPONSOR CLAIM" means all Administrative Claims of the Plan Sponsor under the Investment Agreement, including, without limitation, all fees and expenses (including professional fees and expenses) arising under the Investment Agreement.

        1.131 "POSTPETITION AIRCRAFT OBLIGATIONS" means those certain obligations arising pursuant to new or renegotiated postpetition agreements listed on EXHIBIT I hereto, including, without limitation, leases and mortgages, regarding certain of the Debtors' aircraft; PROVIDED, HOWEVER, that obligations under such postpetition agreements shall only be deemed Postpetition Aircraft Obligations to the extent specifically provided in such agreements.

        1.132 "PRIORITY TAX CLAIM" means a Claim entitled to priority pursuant to section 507(a)(8) of the Bankruptcy Code.

        1.133 "PRO RATA" means, from time to time, unless the Plan specifically provides otherwise, with respect to General Unsecured Claims, the proportion that the Face Amount of a General Unsecured Claim in a particular Class bears to the aggregate Face Amount of all General Unsecured Claims (including Disputed Claims, but excluding Disallowed Claims) asserted against all of the Debtors or their Estates.

        1.134 "PROFESSIONAL" means those Persons retained in the Chapter 11 Cases by separate Bankruptcy Court orders pursuant to sections 327 and 1103 of the Bankruptcy Code or otherwise; PROVIDED, HOWEVER, that Professional does not include those Persons retained pursuant to the Ordinary Course Professional Order.

        1.135 "PROFESSIONAL CLAIM" means an Administrative Claim of a Professional for compensation for services rendered or reimbursement of costs, expenses or other charges and disbursements incurred, relating to services rendered or expenses incurred after the Petition Date and prior to and including the Effective Date.

        1.136 "PROFESSIONAL FEE ORDER" means the order entered by the Bankruptcy Court on September 6, 2002, authorizing the interim payment of Professional Claims subject to the Holdback Amount.

        1.137 "PSA" means PSA Airlines, Inc., a Pennsylvania company, debtor-in-possession in Case No. 02-83987 pending in the Bankruptcy Court.

        1.138 "REGISTRATION RIGHTS AGREEMENT" means the agreement, a form of which is attached to this Plan as EXHIBIT B, whereby Reorganized Group will be obligated to register certain shares of New Common Stock, the Class A-1 Warrants and the Class A Preferred Shares pursuant to the terms and conditions of such agreement.

        1.139 "REINSTATED" OR "REINSTATEMENT" means (a) leaving unaltered the legal, equitable and contractual rights to which a Claim entitles the Claimholder so as to leave such Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code, or (b) notwithstanding any contractual provision or applicable law that entitles the Claimholder to demand or receive accelerated payment of such Claim after the occurrence of a default (i) curing any such default that occurred before or after the Petition Date, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code; (ii) reinstating the maturity of such Claim as such maturity existed before such default; (iii) compensating the Claimholder for any damages incurred as a result of any reasonable reliance by such Claimholder on such contractual provision or such applicable law; and (iv) not otherwise altering the legal, equitable or contractual rights to which such Claim entitles the Claimholder; PROVIDED, HOWEVER, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim is based, including, but not limited to, financial covenant ratios, negative pledge covenants, covenants or restrictions on merger or consolidation, "going dark" provisions, and affirmative covenants regarding corporate existence prohibiting certain transactions or actions contemplated by the Plan, or conditioning such transactions or actions on certain factors, shall not be required to be cured or reinstated in order to accomplish Reinstatement.

        1.140 "RELEASED PARTIES" means, collectively, (i) all officers of each of the Debtors, all members of the boards of directors of each of the Debtors, and all employees of each of the Debtors, in each case, as of the date of the commencement of the Disclosure Statement Hearing, (ii) the Creditors' Committee and all members of the Creditors' Committee in such capacity, (iii) the DIP Agent in its capacity as such, (iv) the DIP Lenders in their capacities as such,
(v) the Plan Sponsor, and (vi) with respect to each of the above-named Persons, such Person's affiliates, principals, employees, agents, officers, directors, financial advisors, attorneys and other professionals, in their capacities as such.

        1.141 "REORGANIZED..." means the applicable Debtor from and after the Effective Date.

        1.142 "REORGANIZED DEBTOR" or "REORGANIZED DEBTORS" means individually any Debtor and collectively all Debtors from and after the Effective Date.

        1.143 "RETAINED ACTIONS" means all Causes of Action which any Debtor may hold against any Person, including, without limitation, (a) any Causes of Action brought prior to the Confirmation Date, (b) any Causes of Action against any Persons for failure to pay for products or services provided or rendered by the Debtors, (c) any Causes of Action relating to strict enforcement of the Debtors' intellectual property rights, including patents, copyrights and trademarks, and (d) any Causes of Action seeking the recovery of the Debtors' or the Reorganized Debtors' accounts receivable or other receivables or rights to payment created or arising in the ordinary course of the Debtors' or the Reorganized Debtors' business. A nonexclusive list of Retained Actions is attached hereto as EXHIBIT F.

        1.144   "RSA" means Retirement Systems of Alabama Holdings LLC.

        1.145 "SCHEDULED" means, with respect to any Claim or Interest, the status, priority and amount, if any, of such Claim or Interest as set forth in the Schedules.

        1.146 "SCHEDULES" means the schedules of assets and liabilities and the statements of financial affairs filed in the Chapter 11 Cases by the Debtors, as such schedules or statements have been or may be further modified, amended or supplemented from time to time in accordance with Bankruptcy Rule 1009 or orders of the Bankruptcy Court.

        1.147 "SECURED CLAIM" means a Claim, other than an Aircraft Secured Claim, that is secured by a security interest in or a lien on property in which a Debtor's Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value, as of the Effective Date or such other date as is established by the Bankruptcy Court, of such Claimholder's interest in the applicable Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined by a Final Order of the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code, or in the case of setoff, pursuant to section 553 of the Bankruptcy Code, or as otherwise agreed upon in writing by the Debtors and the Claimholder.

        1.148 "SECURITIES ACT" means the Securities Act of 1933, 15 U.S.C. Sections 77c-77aa, as now in effect or hereafter amended.

        1.149 "SECURITY" shall have the meaning ascribed to it in section 101(49) of the Bankruptcy Code.

        1.150 "SERIES 1 CLASS C PREFERRED SHARE" means that certain Class C Preferred Share to be issued to the ALPA Designated Representative.

        1.151 "SERIES 2 CLASS C PREFERRED SHARE" means that certain Class C Preferred Share to be issued to the IAMAW Designated Representative.

        1.152 "SERIES 3 CLASS C PREFERRED SHARES" means those certain Class C Preferred Shares to be issued to the AFA Designated Representative and the TWU Designated Representatives.

        1.153 "SERIES 4 CLASS C PREFERRED SHARE" means that certain Class C Preferred Share to be issued to the CWA Designated Representative.

        1.154 "SERVICER" has the meaning ascribed to it in SECTION 7.12 hereof.

        1.155 "SOLICITATION PROCEDURES ORDER" means the order of the Bankruptcy Court, approved on [JANUARY _, 2003], pursuant to which the Bankruptcy Court, INTER ALIA, approved the Disclosure Statement and set various procedures for soliciting and tabulating votes on the Plan.

        1.156 "SUBORDINATED SECURITIES CLAIM" means a Claim subject to subordination under section 510(b) of the Bankruptcy Code, including, without limitation, any Claim that arises from the rescission of a purchase or sale of a Security of any of the Debtors (including, without limitation, Existing Equity Securities), or for damages arising from the purchase or sale of such a Security, or for reimbursement, indemnification, or contribution allowed under section 502 of the Bankruptcy Code on account of such Claim.

        1.157 "TAX SHARING AGREEMENT" means that certain USAIR Group, Inc. Intercompany Tax Agreement, entered into as of December 31, 1986, by and among USAIR Group, Inc. (n/k/a US Airways Group, Inc.), USAIR, Inc. (n/k/a US Airways, Inc.), USAIR Leasing and Services, Inc. (n/k/a US Airways Leasing and Sales, Inc.), Pennsylvania Commuter Airlines, Inc. (n/k/a Allegheny Airlines, Inc.), Clark Leasing Corp., Suburban Airlines, Inc. and AL Acquisition Corp. and successors in interest.

        1.158   "TWU" means the Transport Workers Union.

        1.159 "TWU DESIGNATED REPRESENTATIVES" means the three (3) designated representatives selected, separately, by those of the Debtors' employees who are subject to each of the three (3) collective bargaining agreements between Reorganized Group and TWU in effect as of the Effective Date which entitle those employee groups to representation on the board of directors of Reorganized Group.

        1.160 "UNIMPAIRED" refers to any Claim or Interest which is not Impaired.

        1.161 "USAI" means US Airways, Inc., a Delaware company, debtor-in-possession in Case No. 02-83985 pending in the Bankruptcy Court.

        1.162 "US AIRWAYS LEASING" means US Airways Leasing and Sales, Inc., a Delaware company, debtor-in-possession in Case No. 02-83990 pending in the Bankruptcy Court.

        1.163 "VOTING DEADLINE" means [_, 2003 AT 4:30] p.m. (prevailing Eastern time).

        1.164   "503 DEADLINE" shall have the meaning ascribed to it in SECTION
10.3 hereof.

C.      RULES OF INTERPRETATION

        For purposes of this Plan, unless otherwise provided herein: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) each pronoun stated in the masculine, feminine or neuter includes the masculine, feminine and neuter; (c) unless otherwise provided in this Plan, any reference in this Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (d) any reference in this Plan to an existing document or schedule filed or to be filed means such document or schedule, as it may have been or may be amended, modified or supplemented pursuant to this Plan; (e) any reference to an entity as a holder of a Claim or Interest includes that entity's successors and assigns; (f) all references in this Plan to Sections, Articles and Exhibits are references to Sections, Articles and Exhibits of or to this Plan; (g) the words "herein," "hereunder" and "hereto" refer to this Plan in its entirety rather than to a particular portion of this Plan; (h) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Plan; (i) subject to the provisions of any contract, Certificates of Incorporation, By-laws, instrument, release or other agreement or document entered into in connection with this Plan, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, federal law, including the Bankruptcy Code and Bankruptcy Rules; and (j) the rules of construction set forth in section 102 of the Bankruptcy Code will apply.

        This Plan is the product of extensive discussions and negotiations between and among, INTER ALIA, the Debtors, the Plan Sponsor, the Creditors' Committee and certain other creditors and constituencies. Each of the foregoing was represented by counsel who either (a) participated in the formulation and documentation of, or (b) was afforded the opportunity to review and provide comments on, the Plan, Disclosure Statement, and the documents ancillary thereto. Accordingly, the general rule of contract construction known as "CONTRA PREFERENTEM" shall not apply to the construction or interpretation of any provision of this Plan, Disclosure Statement, or any contract, instrument, release, indenture, exhibit, or other agreement or document generated in connection herewith.

D.      COMPUTATION OF TIME

        In computing any period of time prescribed or allowed by the Plan, unless otherwise expressly provided, the provisions of Bankruptcy Rule 9006(a) shall apply.

E.      REFERENCES TO MONETARY FIGURES

        All references in the Plan to monetary figures shall refer to United States of America currency, unless otherwise expressly provided.

F.      EXHIBITS

        All Exhibits are incorporated into and are a part of the Plan as if set forth in full herein and, to the extent not annexed hereto, such Exhibits shall be filed with the Bankruptcy Court on or before the Exhibit Filing Date. After the Exhibit Filing Date, copies of Exhibits can be obtained upon written request to Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 W. Wacker Drive, Chicago, Illinois 60606 (Attn: Timothy Olson, Esq.), counsel to the Debtors or by downloading such exhibits from the Court's website at http:\\ecf.vaeb.uscourts.gov. To the extent any Exhibit is inconsistent with the terms of the Plan, unless otherwise ordered by the Bankruptcy Court, the non-Exhibit portion of the Plan shall control.

                                   ARTICLE II

                             ADMINISTRATIVE EXPENSES
                             AND PRIORITY TAX CLAIMS

        2.1 ADMINISTRATIVE CLAIMS. Subject to the provisions of ARTICLE X of this Plan, on the first Periodic Distribution Date occurring after the later of
(a) the date an Administrative Claim becomes an Allowed Administrative Claim or
(b) the date an Administrative Claim becomes payable pursuant to any agreement between a Debtor (or a Reorganized Debtor) and the holder of such Administrative Claim, an Allowed Administrative Claimholder in the Chapter 11 Cases shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Administrative Claim, (i) Cash equal to the unpaid portion of such Allowed Administrative Claim or (ii) such other treatment as to which the Debtors (or the Reorganized Debtors) and such Claimholder shall have agreed upon in writing; PROVIDED, HOWEVER, that (x) Claimholders of Claims arising under the DIP Facility shall be deemed to have an Allowed Claim as of the Effective Date in such amount as to which the Debtors and such Claimholders shall have agreed upon in writing, which DIP Facility Claim shall be paid in full in Cash on the Effective Date or such other date as agreed upon by Group, the Plan Sponsor and the DIP Agent, (y) the Plan Sponsor shall be deemed to have an Allowed Claim arising under the Investment Agreement in such amount as to which the Debtors and the Plan Sponsor shall have agreed upon in writing, which Plan Sponsor Claim shall be paid in full in Cash on the Effective Date, and (z) Allowed Administrative Claims with respect to liabilities incurred by the Debtors in the ordinary course of business during the Chapter 11 Cases shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto.

        2.2 PRIORITY TAX CLAIMS. With respect to each Allowed Priority Tax Claim in the Chapter 11 Cases, at the sole option of the Debtors (or the Reorganized Debtors after the Effective Date), the Allowed Priority Tax Claimholder shall be entitled to receive on account of such Priority Tax Claim, in full satisfaction, settlement, release, and discharge of and in exchange for such Priority Tax Claim, (a) equal Cash payments made on the last Business Day of every three-month period following the Effective Date, over a period not exceeding six years after the assessment of the tax on which such Claim is based, totaling the principal amount of such Claim plus simple interest on any outstanding balance from the Effective Date calculated at the interest rate available on ninety (90) day United States Treasuries on the Effective Date, (b) such other treatment agreed to by the Allowed Priority Tax Claimholder and the Debtors (or the Reorganized Debtors), provided such treatment is on more favorable terms to the Debtors (or the Reorganized Debtors after the Effective
Date) than the treatment set forth in clause (a) hereof, or (c) payment in full in Cash.

                                   ARTICLE III

                     CLASSIFICATION OF CLAIMS AND INTERESTS

        Pursuant to section 1122 of the Bankruptcy Code, set forth below is a designation of classes of Claims against and Interests in the Debtors. A Claim or Interest is placed in a particular Class for purposes of voting on the Plan and of receiving distributions pursuant to the Plan only to the extent that such Claim or Interest is an Allowed Claim or an Allowed Interest in that Class and such Claim or Interest has not been paid, released or otherwise settled prior to the Effective Date. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims of the kinds specified in sections 507(a)(1) and 507(a)(8) of the Bankruptcy Code have not been classified, and their treatment is set forth in ARTICLE II above.

        3.1 GROUP CLASSIFICATIONS. Claims against and Interests in Group are classified as follows:

                (a) CLASS GROUP-1. Class Group-1 consists of all Miscellaneous Secured Claims against Group.

                (b) CLASS GROUP-2. Class Group-2 consists of all GECC 2001 Financing Claims against Group.

                (c) CLASS GROUP-3. Class Group-3 consists of all Other Priority Claims against Group.

                (d) CLASS GROUP-4. Class Group-4 consists of all PBGC Claims against Group.

                (e) CLASS GROUP-5. Class Group-5 consists of all General Unsecured Convenience Claims against Group.

                (f) CLASS GROUP-6. Class Group-6 consists of all General Unsecured Claims against Group.

                (g) CLASS GROUP-7A. Class Group-7A consists of all Interests in Group.

                (h) CLASS GROUP-7B. Class Group-7B consists of all Subordinated Securities Claims against Group.

        3.2 USAI CLASSIFICATIONS. Claims against and Interests in USAI are classified as follows:

                (a) CLASS USAI-1. Class USAI-1 consists of all Miscellaneous Secured Claims against USAI.

                (b) CLASS USAI-2. Class USAI-2 consists of all GECC 2001 Financing Claims against USAI.

                (c) CLASS USAI-3. Class USAI-3 consists of all Other Priority Claims against USAI.

                (d) CLASS USAI-4. Class USAI-4 consists of all Aircraft Secured Claims against USAI.

                (e) CLASS USAI-5. Class USAI-5 consists of all PBGC Claims against USAI.

                (f) CLASS USAI-6. Class USAI-6 consists of all General Unsecured Convenience Claims against USAI.

                (g) CLASS USAI-7. Class USAI-7 consists of all General Unsecured Claims against USAI.

                (h)     CLASS USAI-8. Class USAI-8 consists of all Interests in
USAI.

        3.3 ALLEGHENY CLASSIFICATIONS. Claims against and Interests in Allegheny are classified as follows:

                (a) CLASS ALLEGHENY-1. Class Allegheny-1 consists of all Miscellaneous Secured Claims against Allegheny.

                (b) CLASS ALLEGHENY-2. Class Allegheny-2 consists of all Other Priority Claims against Allegheny.

                (c) CLASS ALLEGHENY-3. Class Allegheny-3 consists of all Aircraft Secured Claims against Allegheny.

                (d) CLASS ALLEGHENY-4. Class Allegheny-4 consists of all PBGC Claims against Allegheny.

                (e) CLASS ALLEGHENY-5. Class Allegheny-5 consists of all General Unsecured Convenience Claims against Allegheny.

                (f) CLASS ALLEGHENY-6. Class Allegheny-6 consists of all General Unsecured Claims against Allegheny.

                (g) CLASS ALLEGHENY-7. Class Allegheny-7 consists of all Interests in Allegheny.

        3.4 PSA CLASSIFICATIONS. Claims against and Interests in PSA are classified as follows:

                (a) CLASS PSA-1. Class PSA-1 consists of all Miscellaneous Secured Claims against PSA.

                (b) CLASS PSA-2. Class PSA-2 consists of all Other Priority Claims against PSA.

                (c) CLASS PSA-3. Class PSA-3 consists of all Aircraft Secured Claims against PSA.

                (d) CLASS PSA-4. Class PSA-4 consists of all PBGC Claims against PSA.

                (e) CLASS PSA-5. Class PSA-5 consists of all General Unsecured Convenience Claims against PSA.

                (f) CLASS PSA-6. Class PSA-6 consists of all General Unsecured Claims against PSA.

                (g)     CLASS PSA-7. Class PSA-7 consists of all Interests in
PSA.

        3.5 PIEDMONT CLASSIFICATIONS. Claims against and Interests in Piedmont are classified as follows:

                (a) CLASS PIEDMONT-1. Class Piedmont-1 consists of all Miscellaneous Secured Claims against Piedmont.

                (b) CLASS PIEDMONT-2. Class Piedmont-2 consists of all Other Priority Claims against Piedmont.

                (c) CLASS PIEDMONT-3. Class Piedmont-3 consists of all Aircraft Secured Claims against Piedmont.

                (d) CLASS PIEDMONT-4. Class Piedmont-4 consists of all PBGC Claims against Piedmont.

                (e) CLASS PIEDMONT-5. Class Piedmont-5 consists of all General Unsecured Convenience Claims against Piedmont.

                (f) CLASS PIEDMONT-6. Class Piedmont-6 consists of all General Unsecured Claims against Piedmont.

                (g) CLASS PIEDMONT-7. Class Piedmont-7 consists of all Interests in Piedmont.

        3.6 MIDATLANTIC CLASSIFICATIONS. Claims against and Interests in MidAtlantic are classified as follows:

                (a) CLASS MIDATLANTIC-1. Class MidAtlantic-1 consists of all Miscellaneous Secured Claims against MidAtlantic.

                (b) CLASS MIDATLANTIC-2. Class MidAtlantic-2 consists of all Other Priority Claims against MidAtlantic.

                (c) CLASS MIDATLANTIC-3. Class MidAtlantic-3 consists of all PBGC Claims against MidAtlantic.

                (d) CLASS MIDATLANTIC-4. Class MidAtlantic-4 consists of all General Unsecured Convenience Claims against MidAtlantic.

                (e) CLASS MIDATLANTIC-5. Class MidAtlantic-5 consists of all General Unsecured Claims against MidAtlantic.

                (f) CLASS MIDATLANTIC-6. Class MidAtlantic-6 consists of all Interests in MidAtlantic.

        3.7 US AIRWAYS LEASING CLASSIFICATIONS. Claims against and Interests in US Airways Leasing are classified as follows:

                (a) CLASS US AIRWAYS LEASING-1. Class US Airways Leasing-1 consists of all Miscellaneous Secured Claims against US Airways Leasing.

                (b) CLASS US AIRWAYS LEASING-2. Class US Airways Leasing-2 consists of all Other Priority Claims against US Airways Leasing.

                (c) CLASS US AIRWAYS LEASING-3. Class US Airways Leasing-3 consists of all PBGC Claims against US Airways Leasing.

                (d) CLASS US AIRWAYS LEASING-4. Class US Airways Leasing-4 consists of all General Unsecured Convenience Claims against US Airways Leasing.

                (e) CLASS US AIRWAYS LEASING-5. Class US Airways Leasing-5 consists of all General Unsecured Claims against US Airways Leasing.

                (f) CLASS US AIRWAYS LEASING-6. Class US Airways Leasing-6 consists of all Interests in US Airways Leasing.

        3.8 MATERIAL SERVICES CLASSIFICATIONS. Claims against and Interests in Material Services are classified as follows:

                (a) CLASS MATERIAL SERVICES-1. Class Material Services-1 consists of all Miscellaneous Secured Claims against Material Services.

                (b) CLASS MATERIAL SERVICES-2. Class Material Services-2 consists of all Other Priority Claims against Material Services.

                (c) CLASS MATERIAL SERVICES-3. Class Material Services-3 consists of all PBGC Claims against Material Services.

                (d) CLASS MATERIAL SERVICES-4. Class Material Services-4 consists of all General Unsecured Convenience Claims against Material Services.

                (e) CLASS MATERIAL SERVICES-5. Class Material Services-5 consists of all General Unsecured Claims against Material Services.

                (f) CLASS MATERIAL SERVICES-6. Class Material Services-6 consists of all Interests in Material Services.

                                   ARTICLE IV

                     IDENTIFICATION OF CLASSES OF CLAIMS AND
                 INTERESTS IMPAIRED AND NOT IMPAIRED BY THE PLAN

        4.1 UNIMPAIRED CLASSES OF CLAIMS AND INTERESTS. The Classes listed below are Unimpaired by the Plan.

Group-1         USAI-1              Allegheny-1            PSA-1
Group-3         USAI-3              Allegheny-2            PSA-2

Piedmont-1      MidAtlantic-1       US Airways Leasing-1   Material Services-1
Piedmont-2      MidAtlantic-2       US Airways Leasing-2   Material Services-2

        4.2 IMPAIRED CLASSES OF CLAIMS AND INTERESTS. The Classes listed below are Impaired by the Plan.

Group-2         USAI-2              Allegheny-3            PSA-3
Group-4         USAI-4              Allegheny-4            PSA-4
Group-5         USAI-5              Allegheny-5            PSA-5
Group-6         USAI-6              Allegheny-6            PSA-6
Group-7A        USAI-7              Allegheny-7            PSA-7
Group-7B        USAI-8
Piedmont-3      MidAtlantic-3       US Airways Leasing-3   Material Services-3
Piedmont-4      MidAtlantic-4       US Airways Leasing-4   Material Services-4
Piedmont-5      MidAtlantic-5       US Airways Leasing-5   Material Services-5
Piedmont-6      MidAtlantic-6       US Airways Leasing-6   Material Services-6
Piedmont-7

                                    ARTICLE V

                            PROVISIONS FOR TREATMENT
                             OF CLAIMS AND INTERESTS

        5.1     TREATMENT OF CLAIMS AND INTERESTS FOR GROUP.

                (a) CLASS GROUP-1 (MISCELLANEOUS SECURED CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, at the option of the Debtors after consultation with the Plan Sponsor (i) the legal, equitable, and contractual rights of Allowed Miscellaneous Secured Claimholders in Group's Chapter 11 Case shall be Reinstated or (ii) the holder of an Allowed Miscellaneous Secured Claim shall receive in full satisfaction, settlement and release of and in exchange for such Allowed Miscellaneous Secured Claim (A) Cash equal to the value of the Miscellaneous Secured Claimholder's interest in the property of the estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (B) surrender to the Holder of such Allowed Miscellaneous Secured Claim the property of the Estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (C) such other treatment as to which Group (or Reorganized Group) and the holder of such Allowed Miscellaneous Secured Claim have agreed upon in writing. Group's failure to object to such Miscellaneous Secured Claims in its Chapter 11 Case shall be without prejudice to Reorganized Group's right to contest or otherwise defend against such Claims in the Bankruptcy Court or other appropriate non-bankruptcy forum (at the option of Group or Reorganized Group) when and if such Claims are sought to be enforced by the Class Group-1 Miscellaneous Secured Claimholder. Notwithstanding section 1141(c) or any other provision of the Bankruptcy Code, all prepetition liens on property of Group held by or on behalf of the Class Group-1 Miscellaneous Secured Claimholders with respect to such Claims shall survive the Effective Date and continue in accordance with the contractual terms of the underlying agreements with such Claimholders until, as to each such Claimholder, the Allowed Claims of such Class Group-1 Miscellaneous Secured Claimholder are paid in full.

                (b) CLASS GROUP-2 (GECC 2001 FINANCING CLAIMS). On the Effective Date, and in consideration of the transactions contemplated under the GE Global Restructuring Agreement, the Class Group-2 GECC 2001 Financing Claim shall be Reinstated, as modified by that certain amendment dated _, 2003 between GECC and Group and/or USAI pursuant to which, among other things, GECC will receive, on account of the Class Group-2 GECC 2001 Financing Claim and the Class USAI-2 GECC 2001 Financing Claim combined (whether against Group, USAI, another Debtor or an Affiliate of any of the Debtors), (i) three million eight hundred seventeen thousand five hundred (3,817,500) shares of Class A Preferred Stock, (ii) three million eight hundred seventeen thousand five hundred (3,817,500) Class A-1 Warrants and (iii) such other treatment as to which Group or Reorganized Group and GECC shall have agreed upon in writing.

                (c) CLASS GROUP-3 (OTHER PRIORITY CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date an Other Priority Claim becomes an Allowed Other Priority Claim or (ii) the date an Other Priority Claim becomes payable pursuant to any agreement between Group (or Reorganized Group) and the holder of such Priority Claim, an Allowed Class Group-3 Other Priority Claimholder in Group's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class Group-3 Other Priority Claim, (a) Cash equal to the amount of such Allowed Class Group-3 Other Priority Claim or (b) such other treatment as to which Group (or Reorganized Group) and such Claimholder shall have agreed in writing.

                (d) CLASS GROUP-4 (PBGC CLAIMS). On the first Periodic Distribution Date, or as soon thereafter as practicable, the PBGC shall receive, in full satisfaction, settlement, release and discharge of and in exchange for the PBGC Claims (whether against Group, another Debtor or an Affiliate of any of the Debtors, including its Claims in Classes USAI-5, Allegheny-4, PSA-4, Piedmont-4, MidAtlantic-3, US Airways Leasing-3 and Material Services-3), such treatment as to which Group or Reorganized Group and the PBGC shall have agreed upon in writing.

                (e) CLASS GROUP-5 (GENERAL UNSECURED CONVENIENCE CLAIMS). On the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Convenience Claim becomes an Allowed General Unsecured Convenience Claim or (ii) the date a General Unsecured Convenience Claim becomes payable pursuant to any agreement between Group (or Reorganized Group) and the holder of such General Unsecured Convenience Claim, the holder of an Allowed Class Group-5 General Unsecured Convenience Claim in Group's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class Group-5 General Unsecured Convenience Claim, Cash equal to (a) fifteen percent (15%) of the amount of such Allowed Claim if the amount of such Allowed Claim is less than or equal to $25,000 or (b) $3,750 if the amount of such Allowed Claim is greater than $25,000.

                (f) CLASS GROUP-6 (GENERAL UNSECURED CLAIMS). Except as otherwise provided in and subject to SECTION 5.10 and SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Claim becomes an Allowed General Unsecured Claim or (ii) the date a General Unsecured Claim becomes payable pursuant to any agreement between Group (or Reorganized Group) and the holder of such General Unsecured Claim, the Disbursing Agent shall deliver to such Allowed Class Group-6 General Unsecured Claimholder in Group's Chapter 11 Case, in full satisfaction, settlement, release, and discharge of and in exchange for each and every Class Group-6 General Unsecured Claim, such Claimholder's Pro Rata share of (a) four million five hundred sixty-eight thousand seven hundred twenty (4,568,720) shares of Class A Common Stock, (b) three million four hundred forty-eight thousand thirty (3,448,030) shares of Class A Preferred Stock, and (c) three million four hundred forty-eight thousand thirty (3,448,030) Class A-1 Warrants.

                (g) CLASS GROUP-7A (INTERESTS). Class Group-7A Interests in Group's Chapter 11 Case shall be cancelled and extinguished, and holders of such Interests shall not be entitled to, and shall not, receive or retain any property or interest in property under the Plan on account of such Interests.

                (h) CLASS GROUP-7B (SUBORDINATED SECURITIES CLAIMS). Class Group-7B Subordinated Securities Claims in Group's Chapter 11 Case shall not be entitled to, and shall not, receive or retain any property or interest in property under the Plan on account of such Claims.

        5.2     TREATMENT OF CLAIMS AND INTERESTS FOR USAI.

                (a) CLASS USAI-1 (MISCELLANEOUS SECURED CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, at the option of the Debtors after consultation with the Plan Sponsor (i) the legal, equitable, and contractual rights of Allowed Miscellaneous Secured Claimholders in USAI's Chapter 11 Case shall be Reinstated or (ii) the holder of an Allowed Miscellaneous Secured Claim shall receive in full satisfaction, settlement and release of and in exchange for such Allowed Miscellaneous Secured Claim (A) Cash equal to the value of the Miscellaneous Secured Claimholder's interest in the property of the estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (B) surrender to the Holder of such Allowed Miscellaneous Secured Claim the property of the Estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (C) such other treatment as to which USAI (or Reorganized USAI) and the holder of such Allowed Miscellaneous Secured Claim have agreed upon in writing. USAI's failure to object to such Miscellaneous Secured Claims in its Chapter 11 Case shall be without prejudice to Reorganized USAI's right to contest or otherwise defend against such Claims in the Bankruptcy Court or other appropriate non-bankruptcy forum (at the option of USAI or Reorganized USAI) when and if such Claims are sought to be enforced by the Class USAI-1 Miscellaneous Secured Claimholder. Notwithstanding section 1141(c) or any other provision of the Bankruptcy Code, all prepetition liens on property of USAI held by or on behalf of the Class USAI-1 Miscellaneous Secured Claimholders with respect to such Claims shall survive the Effective Date and continue in accordance with the contractual terms of the underlying agreements with such Claimholders until, as to each such Claimholder, the Allowed Claims of such Class USAI-1 Miscellaneous Secured Claimholder are paid in full.

                (b) CLASS USAI-2 (GECC 2001 FINANCING CLAIMS). On the Effective Date, and in consideration of the transactions contemplated under the GE Global Restructuring Agreement, the Class USAI-2 GECC 2001 Financing Claim shall be Reinstated, as modified by that certain amendment dated _, 2003 between GECC and Group and/or USAI pursuant to which, among other things, GECC will receive, on account of the Class Group-2 GECC 2001 Financing Claim and the Class USAI-2 GECC 2001 Financing Claim combined (whether against Group, USAI, another Debtor or an Affiliate of any of the Debtors), (i) three million eight hundred seventeen thousand five hundred (3,817,500) shares of Class A Preferred Stock,
(ii) three million eight hundred seventeen thousand five hundred (3,817,500) Class A-1 Warrants and (iii) such other treatment as to which USAI or Reorganized USAI and GECC shall have agreed upon in writing.

                (c) CLASS USAI-3 (OTHER PRIORITY CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date an Other Priority Claim becomes an Allowed Other Priority Claim or (ii) the date an Other Priority Claim becomes payable pursuant to any agreement between USAI (or Reorganized
USAI) and the holder of such Priority Claim, an Allowed Class USAI-3 Other Priority Claimholder in USAI's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class USAI-3 Other Priority Claim, (a) Cash equal to the amount of such Allowed Class USAI-3 Other Priority Claim or (b) such other treatment as to which USAI (or Reorganized USAI) and such Claimholder shall have agreed in writing.

                (d) CLASS USAI-4 (AIRCRAFT SECURED CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date an Aircraft Secured Claim becomes an Allowed Aircraft Secured Claim or (ii) the date an Aircraft Secured Claim becomes payable pursuant to any agreement between USAI (or Reorganized USAI) and the holder of such Aircraft Secured Claim, an Allowed Class USAI-4 Aircraft Secured Claimholder in USAI's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class USAI-4 Aircraft Secured Claim such treatment as to which USAI (or Reorganized USAI) and such Claimholder shall have agreed in writing.

                (e) CLASS USAI-5 (PBGC CLAIMS). On the first Periodic Distribution Date, or as soon thereafter as practicable, the PBGC shall receive, in full satisfaction, settlement, release and discharge of and in exchange for the PBGC Claims (whether against USAI, another Debtor or an Affiliate of any of the Debtors, including its Claims in Classes Group-4, Allegheny-4, PSA-4, Piedmont-4, MidAtlantic-3, US Airways Leasing-3 and Material Services-3), such treatment as to which USAI or Reorganized USAI and the PBGC shall have agreed upon in writing.

                (f) CLASS USAI-6 (GENERAL UNSECURED CONVENIENCE CLAIMS). On the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Convenience Claim becomes an Allowed General Unsecured Convenience Claim or (ii) the date a General Unsecured Convenience Claim becomes payable pursuant to any agreement between USAI (or Reorganized USAI) and the holder of such General Unsecured Convenience Claim, the holder of an Allowed Class USAI-6 General Unsecured Convenience Claim in USAI's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class USAI-6 General Unsecured Convenience Claim, Cash equal to (a) fifteen percent (15%) of the amount of such Allowed Claim if the amount of such Allowed Claim is less than or equal to $25,000 or (b) $3,750 if the amount of such Allowed Claim is greater than $25,000.

                (g) CLASS USAI-7 (GENERAL UNSECURED CLAIMS). Except as otherwise provided in and subject to SECTION 5.10 and SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Claim becomes an Allowed General Unsecured Claim or (ii) the date a General Unsecured Claim becomes payable pursuant to any agreement between USAI (or Reorganized USAI) and the holder of such General Unsecured Claim, the Disbursing Agent shall deliver to such Allowed Class USAI-7 General Unsecured Claimholder in USAI's Chapter 11 Case, in full satisfaction, settlement, release, and discharge of and in exchange for each and every Class USAI-7 General Unsecured Claim, such Claimholder's Pro Rata share of (a) four million five hundred sixty-eight thousand seven hundred twenty (4,568,720) shares of Class A Common Stock, (b) three million four hundred forty-eight thousand thirty (3,448,030) shares of Class A Preferred Stock, and (c) three million four hundred forty-eight thousand thirty (3,448,030) Class A-1 Warrants.

                (h) CLASS USAI-8 (INTERESTS). Subject to SECTION 7.10 below and except as provided in SECTION 5.9 below, on the Effective Date, all Interests in USAI shall be Reinstated.

        5.3     TREATMENT OF CLAIMS AND INTERESTS FOR ALLEGHENY.

                (a) CLASS ALLEGHENY-1 (MISCELLANEOUS SECURED CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, at the option of the Debtors after consultation with the Plan Sponsor (i) the legal, equitable, and contractual rights of Allowed Miscellaneous Secured Claimholders in Allegheny's Chapter 11 Case shall be Reinstated or (ii) the holder of an Allowed Miscellaneous Secured Claim shall receive in full satisfaction, settlement and release of and in exchange for such Allowed Miscellaneous Secured Claim (A) Cash equal to the value of the Miscellaneous Secured Claimholder's interest in the property of the estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (B) surrender to the Holder of such Allowed Miscellaneous Secured Claim the property of the Estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (C) such other treatment as to which Allegheny (or Reorganized Allegheny) and the holder of such Allowed Miscellaneous Secured Claim have agreed upon in writing. Allegheny's failure to object to such Miscellaneous Secured Claims in its Chapter 11 Case shall be without prejudice to Reorganized Allegheny's right to contest or otherwise defend against such Claims in the Bankruptcy Court or other appropriate non-bankruptcy forum (at the option of Allegheny or Reorganized Allegheny) when and if such Claims are sought to be enforced by the Class Allegheny-1 Miscellaneous Secured Claimholder. Notwithstanding section 1141(c) or any other provision of the Bankruptcy Code, all prepetition liens on property of Allegheny held by or on behalf of the Class Allegheny-1 Miscellaneous Secured Claimholders with respect to such Claims shall survive the Effective Date and continue in accordance with the contractual terms of the underlying agreements with such Claimholders until, as to each such Claimholder, the Allowed Claims of such Class Allegheny-1 Miscellaneous Secured Claimholder are paid in full.

                (b) CLASS ALLEGHENY-2 (OTHER PRIORITY CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date an Other Priority Claim becomes an Allowed Other Priority Claim or (ii) the date an Other Priority Claim becomes payable pursuant to any agreement between Allegheny (or Reorganized Allegheny) and the holder of such Priority Claim, an Allowed Class Allegheny-2 Other Priority Claimholder in Allegheny's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class Allegheny-2 Other Priority Claim, (a) Cash equal to the amount of such Allowed Class Allegheny-2 Other Priority Claim or (b) such other treatment as to which Allegheny (or Reorganized Allegheny) and such Claimholder shall have agreed in writing.

                (c) CLASS ALLEGHENY-3 (AIRCRAFT SECURED CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date an Aircraft Secured Claim becomes an Allowed Aircraft Secured Claim or (ii) the date an Aircraft Secured Claim becomes payable pursuant to any agreement between Allegheny (or Reorganized Allegheny) and the holder of such Aircraft Secured Claim, an Allowed Class Allegheny-3 Aircraft Secured Claimholder in Allegheny's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class Allegheny-3 Aircraft Secured Claim such treatment as to which Allegheny (or Reorganized Allegheny) and such Claimholder shall have agreed in writing.

                (d) CLASS ALLEGHENY-4 (PBGC CLAIMS). On the first Periodic Distribution Date, or as soon thereafter as practicable, the PBGC shall receive, in full satisfaction, settlement, release and discharge of and in exchange for the PBGC Claims (whether against Allegheny, another Debtor or an Affiliate of any of the Debtors, including its Claims in Classes Group-4, USAI-5, PSA-4, Piedmont-4, MidAtlantic-3, US Airways Leasing-3 and Material Services-3), such treatment as to which Allegheny or Reorganized Allegheny and the PBGC shall have agreed upon in writing.

                (e) CLASS ALLEGHENY-5 (GENERAL UNSECURED CONVENIENCE CLAIMS). On the first Periodic Distribution Date occurring after the later of
(i) the date a General Unsecured Convenience Claim becomes an Allowed General Unsecured Convenience Claim or (ii) the date a General Unsecured Convenience Claim becomes payable pursuant to any agreement between Allegheny (or Reorganized Allegheny) and the holder of such General Unsecured Convenience Claim, the holder of an Allowed Class Allegheny-5 General Unsecured Convenience Claim in Allegheny's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class Allegheny-5 General Unsecured Convenience Claim, Cash equal to (a) fifteen percent (15%) of the amount of such Allowed Claim if the amount of such Allowed Claim is less than or equal to $25,000 or (b) $3,750 if the amount of such Allowed Claim is greater than $25,000.

                (f) CLASS ALLEGHENY-6 (GENERAL UNSECURED CLAIMS). Except as otherwise provided in and subject to SECTION 5.10 and SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Claim becomes an Allowed General Unsecured Claim or (ii) the date a General Unsecured Claim becomes payable pursuant to any agreement between Allegheny (or Reorganized Allegheny) and the holder of such General Unsecured Claim, the Disbursing Agent shall deliver to such Allowed Class Allegheny-6 General Unsecured Claimholder in Allegheny's Chapter 11 Case, in full satisfaction, settlement, release, and discharge of and in exchange for each and every Class Allegheny-6 General Unsecured Claim, such Claimholder's Pro Rata share of (a) four million five hundred sixty-eight thousand seven hundred twenty (4,568,720) shares of Class A Common Stock, (b) three million four hundred forty-eight thousand thirty (3,448,030) shares of Class A Preferred Stock, and
(c) three million four hundred forty-eight thousand thirty (3,448,030) Class A-1 Warrants.

                (g) CLASS ALLEGHENY-7 (INTERESTS). Subject to SECTION 7.10 below, on the Effective Date, all Interests in Allegheny shall be Reinstated.

        5.4     TREATMENT OF CLAIMS AND INTERESTS FOR PSA.

                (a) CLASS PSA-1 (MISCELLANEOUS SECURED CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, at the option of the Debtors after consultation with the Plan Sponsor (i) the legal, equitable, and contractual rights of Allowed Miscellaneous Secured Claimholders in PSA's Chapter 11 Case shall be Reinstated or (ii) the holder of an Allowed Miscellaneous Secured Claim shall receive in full satisfaction, settlement and release of and in exchange for such Allowed Miscellaneous Secured Claim (A) Cash equal to the value of the Miscellaneous Secured Claimholder's interest in the property of the estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (B) surrender to the Holder of such Allowed Miscellaneous Secured Claim the property of the Estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (C) such other treatment as to which PSA (or Reorganized PSA) and the holder of such Allowed Miscellaneous Secured Claim have agreed upon in writing. PSA's failure to object to such Miscellaneous Secured Claims in its Chapter 11 Case shall be without prejudice to Reorganized PSA's right to contest or otherwise defend against such Claims in the Bankruptcy Court or other appropriate non-bankruptcy forum (at the option of PSA or Reorganized PSA) when and if such Claims are sought to be enforced by the Class PSA-1 Miscellaneous Secured Claimholder. Notwithstanding
section 1141(c) or any other provision of the Bankruptcy Code, all prepetition liens on property of PSA held by or on behalf of the Class PSA-1 Miscellaneous Secured Claimholders with respect to such Claims shall survive the Effective Date and continue in accordance with the contractual terms of the underlying agreements with such Claimholders until, as to each such Claimholder, the Allowed Claims of such Class PSA-1 Miscellaneous Secured Claimholder are paid in full.

                (b) CLASS PSA-2 (OTHER PRIORITY CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date an Other Priority Claim becomes an Allowed Other Priority Claim or (ii) the date an Other Priority Claim becomes payable pursuant to any agreement between PSA (or Reorganized PSA) and the holder of such Priority Claim, an Allowed Class PSA-2 Other Priority Claimholder in PSA's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class PSA-2 Other Priority Claim, (a) Cash equal to the amount of such Allowed Class PSA-2 Other Priority Claim or (b) such other treatment as to which PSA (or Reorganized PSA) and such Claimholder shall have agreed in writing.

                (c) CLASS PSA-3 (AIRCRAFT SECURED CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date an Aircraft Secured Claim becomes an Allowed Aircraft Secured Claim or (ii) the date an Aircraft Secured Claim becomes payable pursuant to any agreement between PSA (or Reorganized PSA) and the holder of such Aircraft Secured Claim, an Allowed Class PSA-3 Aircraft Secured Claimholder in PSA's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class PSA-3 Aircraft Secured Claim such treatment as to which PSA (or Reorganized PSA) and such Claimholder shall have agreed in writing.

                (d) CLASS PSA-4 (PBGC CLAIMS). On the first Periodic Distribution Date, or as soon thereafter as practicable, the PBGC shall receive, in full satisfaction, settlement, release and discharge of and in exchange for the PBGC Claims (whether against PSA, another Debtor or an Affiliate of any of the Debtors, including its Claims in Classes Group-4, USAI-5, Allegheny-4, Piedmont-4, MidAtlantic-3, US Airways Leasing-3 and Material Services-3), such treatment as to which PSA or Reorganized PSA and the PBGC shall have agreed upon in writing.

                (e) CLASS PSA-5 (GENERAL UNSECURED CONVENIENCE CLAIMS). On the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Convenience Claim becomes an Allowed General Unsecured Convenience Claim or (ii) the date a General Unsecured Convenience Claim becomes payable pursuant to any agreement between PSA (or Reorganized PSA) and the holder of such General Unsecured Convenience Claim, the holder of an Allowed Class PSA-5 General Unsecured Convenience Claim in PSA's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class PSA-5 General Unsecured Convenience Claim, Cash equal to
(a) fifteen percent (15%) of the amount of such Allowed Claim if the amount of such Allowed Claim is less than or equal to $25,000 or (b) $3,750 if the amount of such Allowed Claim is greater than $25,000.

                (f) CLASS PSA-6 (GENERAL UNSECURED CLAIMS). Except as otherwise provided in and subject to SECTION 5.10 and SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Claim becomes an Allowed General Unsecured Claim or (ii) the date a General Unsecured Claim becomes payable pursuant to any agreement between PSA (or Reorganized PSA) and the holder of such General Unsecured Claim, the Disbursing Agent shall deliver to such Allowed Class PSA-6 General Unsecured Claimholder in PSA's Chapter 11 Case, in full satisfaction, settlement, release, and discharge of and in exchange for each and every Class PSA-6 General Unsecured Claim, such Claimholder's Pro Rata share of (a) four million five hundred sixty-eight thousand hundred twenty (4,568,720) shares of Class A Common Stock, (b) three million four hundred forty-eight thousand thirty (3,448,030) shares of Class A Preferred Stock, and (c) three million four hundred forty-eight thousand thirty (3,448,030) Class A-1 Warrants.

                (g) CLASS PSA-7 (INTERESTS). Subject to SECTION 7.10 below, on the Effective Date, all Interests in PSA shall be Reinstated.

        5.5     TREATMENT OF CLAIMS AND INTERESTS FOR PIEDMONT.

                (a) CLASS PIEDMONT-1 (MISCELLANEOUS SECURED CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, at the option of the Debtors after consultation with the Plan Sponsor (i) the legal, equitable, and contractual rights of Allowed Miscellaneous Secured Claimholders in Piedmont's Chapter 11 Case shall be Reinstated or (ii) the holder of an Allowed Miscellaneous Secured Claim shall receive in full satisfaction, settlement and release of and in exchange for such Allowed Miscellaneous Secured Claim (A) Cash equal to the value of the Miscellaneous Secured Claimholder's interest in the property of the estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (B) surrender to the Holder of such Allowed Miscellaneous Secured Claim the property of the Estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (C) such other treatment as to which Piedmont (or Reorganized Piedmont) and the holder of such Allowed Miscellaneous Secured Claim have agreed upon in writing. Piedmont's failure to object to such Miscellaneous Secured Claims in its Chapter 11 Case shall be without prejudice to Reorganized Piedmont's right to contest or otherwise defend against such Claims in the Bankruptcy Court or other appropriate non-bankruptcy forum (at the option of Piedmont or Reorganized Piedmont) when and if such Claims are sought to be enforced by the Class Piedmont-1 Miscellaneous Secured Claimholder. Notwithstanding section 1141(c) or any other provision of the Bankruptcy Code, all prepetition liens on property of Piedmont held by or on behalf of the Class Piedmont-1 Miscellaneous Secured Claimholders with respect to such Claims shall survive the Effective Date and continue in accordance with the contractual terms of the underlying agreements with such Claimholders until, as to each such Claimholder, the Allowed Claims of such Class Piedmont-1 Miscellaneous Secured Claimholder are paid in full.

                (b) CLASS PIEDMONT-2 (OTHER PRIORITY CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date an Other Priority Claim becomes an Allowed Other Priority Claim or (ii) the date an Other Priority Claim becomes payable pursuant to any agreement between Piedmont (or Reorganized Piedmont) and the holder of such Priority Claim, an Allowed Class Piedmont-2 Other Priority Claimholder in Piedmont's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class Piedmont-2 Other Priority Claim, (a) Cash equal to the amount of such Allowed Class Piedmont-2 Other Priority Claim or (b) such other treatment as to which Piedmont (or Reorganized Piedmont) and such Claimholder shall have agreed in writing.

                (c) CLASS PIEDMONT-3 (AIRCRAFT SECURED CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date an Aircraft Secured Claim becomes an Allowed Aircraft Secured Claim or (ii) the date an Aircraft Secured Claim becomes payable pursuant to any agreement between Piedmont (or Reorganized Piedmont) and the holder of such Aircraft Secured Claim, an Allowed Class Piedmont-3 Aircraft Secured Claimholder in Piedmont's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class Piedmont-3 Aircraft Secured Claim such treatment as to which Piedmont (or Reorganized Piedmont) and such Claimholder shall have agreed in writing.

                (d) CLASS PIEDMONT-4 (PBGC CLAIMS). On the first Periodic Distribution Date, or as soon thereafter as practicable, the PBGC shall receive, in full satisfaction, settlement, release and discharge of and in exchange for the PBGC Claims (whether against Piedmont, another Debtor or an Affiliate of any of the Debtors, including its Claims in Classes Group-4, USAI-5, Allegheny-4, PSA-4, MidAtlantic-3, US Airways Leasing-3 and Material Services-3), such treatment as to which Piedmont or Reorganized Piedmont and the PBGC shall have agreed upon in writing.

                (e) CLASS PIEDMONT-5 (GENERAL UNSECURED CONVENIENCE CLAIMS). On the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Convenience Claim becomes an Allowed General Unsecured Convenience Claim or (ii) the date a General Unsecured Convenience Claim becomes payable pursuant to any agreement between Piedmont (or Reorganized Piedmont) and the holder of such General Unsecured Convenience Claim, the holder of an Allowed Class Piedmont-5 General Unsecured Convenience Claim in Piedmont's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class Piedmont-5 General Unsecured Convenience Claim, Cash equal to (a) fifteen percent (15%) of the amount of such Allowed Claim if the amount of such Allowed Claim is less than or equal to $25,000 or (b) $3,750 if the amount of such Allowed Claim is greater than $25,000.

                (f) CLASS PIEDMONT-6 (GENERAL UNSECURED CLAIMS). Except as otherwise provided in and subject to SECTION 5.10 and SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Claim becomes an Allowed General Unsecured Claim or (ii) the date a General Unsecured Claim becomes payable pursuant to any agreement between Piedmont (or Reorganized Piedmont) and the holder of such General Unsecured Claim, the Disbursing Agent shall deliver to such Allowed Class Piedmont-6 General Unsecured Claimholder in Piedmont's Chapter 11 Case, in full satisfaction, settlement, release, and discharge of and in exchange for each and every Class Piedmont-6 General Unsecured Claim, such Claimholder's Pro Rata share of (a) four million five hundred sixty-eight thousand seven hundred twenty (4,568,720) shares of Class A Common Stock, (b) three million four hundred forty-eight thousand thirty (3,448,030) shares of Class A Preferred Stock, and
(c) three million four hundred forty-eight thousand thirty (3,448,030) Class A-1 Warrants.

                (g) CLASS PIEDMONT-7 (INTERESTS). Subject to SECTION 7.10 below, on the Effective Date, all Interests in Piedmont shall be Reinstated.

        5.6     TREATMENT OF CLAIMS AND INTERESTS FOR MIDATLANTIC.

                (a) CLASS MIDATLANTIC-1 (MISCELLANEOUS SECURED CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, at the option of the Debtors after consultation with the Plan Sponsor (i) the legal, equitable, and contractual rights of Allowed Miscellaneous Secured Claimholders in MidAtlantic's Chapter 11 Case shall be Reinstated or (ii) the holder of an Allowed Miscellaneous Secured Claim shall receive in full satisfaction, settlement and release of and in exchange for such Allowed Miscellaneous Secured Claim (A) Cash equal to the value of the Miscellaneous Secured Claimholder's interest in the property of the estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (B) surrender to the Holder of such Allowed Miscellaneous Secured Claim the property of the Estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (C) such other treatment as to which MidAtlantic (or Reorganized MidAtlantic) and the holder of such Allowed Miscellaneous Secured Claim have agreed upon in writing. MidAtlantic's failure to object to such Miscellaneous Secured Claims in its Chapter 11 Case shall be without prejudice to Reorganized MidAtlantic's right to contest or otherwise defend against such Claims in the Bankruptcy Court or other appropriate non-bankruptcy forum (at the option of MidAtlantic or Reorganized MidAtlantic) when and if such Claims are sought to be enforced by the Class MidAtlantic-1 Miscellaneous Secured Claimholder. Notwithstanding section 1141(c) or any other provision of the Bankruptcy Code, all prepetition liens on property of MidAtlantic held by or on behalf of the Class MidAtlantic-1 Miscellaneous Secured Claimholders with respect to such Claims shall survive the Effective Date and continue in accordance with the contractual terms of the underlying agreements with such Claimholders until, as to each such Claimholder, the Allowed Claims of such Class MidAtlantic-1 Miscellaneous Secured Claimholder are paid in full.

                (b) CLASS MIDATLANTIC-2 (OTHER PRIORITY CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date an Other Priority Claim becomes an Allowed Other Priority Claim or (ii) the date an Other Priority Claim becomes payable pursuant to any agreement between MidAtlantic (or Reorganized MidAtlantic) and the holder of such Priority Claim, an Allowed Class MidAtlantic-2 Other Priority Claimholder in MidAtlantic's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class MidAtlantic-2 Other Priority Claim, (a) Cash equal to the amount of such Allowed Class MidAtlantic-2 Other Priority Claim or (b) such other treatment as to which MidAtlantic (or Reorganized MidAtlantic) and such Claimholder shall have agreed in writing.

                (c) CLASS MIDATLANTIC-3 (PBGC CLAIMS). On the first Periodic Distribution Date, or as soon thereafter as practicable, the PBGC shall receive, in full satisfaction, settlement, release and discharge of and in exchange for the PBGC Claims (whether against MidAtlantic, another Debtor or an Affiliate of any of the Debtors, including its Claims in Classes Group-4, USAI-5, Allegheny-4, PSA-4, Piedmont-4, US Airways Leasing-3 and Material Services-3), such treatment as to which MidAtlantic or Reorganized MidAtlantic and the PBGC shall have agreed upon in writing.

                (d) CLASS MIDATLANTIC-4 (GENERAL UNSECURED CONVENIENCE CLAIMS). On the first Periodic Distribution Date occurring after the later of
(i) the date a General Unsecured Convenience Claim becomes an Allowed General Unsecured Convenience Claim or (ii) the date a General Unsecured Convenience Claim becomes payable pursuant to any agreement between MidAtlantic (or Reorganized MidAtlantic) and the holder of such General Unsecured Convenience Claim, the holder of an Allowed Class MidAtlantic-4 General Unsecured Convenience Claim in MidAtlantic's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class MidAtlantic-4 General Unsecured Convenience Claim, Cash equal to (a) fifteen percent (15%) of the amount of such Allowed Claim if the amount of such Allowed Claim is less than or equal to $25,000 or (b) $3,750 if the amount of such Allowed Claim is greater than $25,000.

                (e) CLASS MIDATLANTIC-5 (GENERAL UNSECURED CLAIMS). Except as otherwise provided in and subject to SECTION 5.10 and SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Claim becomes an Allowed General Unsecured Claim or (ii) the date a General Unsecured Claim becomes payable pursuant to any agreement between MidAtlantic (or Reorganized MidAtlantic) and the holder of such General Unsecured Claim, the Disbursing Agent shall deliver to such Allowed Class MidAtlantic-5 General Unsecured Claimholder in MidAtlantic's Chapter 11 Case, in full satisfaction, settlement, release, and discharge of and in exchange for each and every Class MidAtlantic-5 General Unsecured Claim, such Claimholder's Pro Rata share of (a) four million five hundred sixty-eight thousand seven hundred twenty (4,568,720) shares of Class A Common Stock, (b) three million four hundred forty-eight thousand thirty (3,448,030) shares of Class A Preferred Stock, and (c) three million four hundred forty-eight thousand thirty (3,448,030) Class A-1 Warrants.

                (f) CLASS MIDATLANTIC-6 (INTERESTS). Subject to SECTION 7.10 below, on the Effective Date, all Interests in MidAtlantic shall be Reinstated.

        5.7     TREATMENT OF CLAIMS AND INTERESTS FOR US AIRWAYS LEASING.

                (a) CLASS US AIRWAYS LEASING-1 (MISCELLANEOUS SECURED CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, at the option of the Debtors after consultation with the Plan Sponsor (i) the legal, equitable, and contractual rights of Allowed Miscellaneous Secured Claimholders in US Airways Leasing's Chapter 11 Case shall be Reinstated or (ii) the holder of an Allowed Miscellaneous Secured Claim shall receive in full satisfaction, settlement and release of and in exchange for such Allowed Miscellaneous Secured Claim (A) Cash equal to the value of the Miscella neous Secured Claimholder's interest in the property of the estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (B) surrender to the Holder of such Allowed Miscellaneous Secured Claim the property of the Estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or
(C) such other treatment as to which US Airways Leasing (or Reorganized US Airways Leasing) and the holder of such Allowed Miscellaneous Secured Claim have agreed upon in writing. US Airways Leasing's failure to object to such Miscellaneous Secured Claims in its Chapter 11 Case shall be without prejudice to Reorganized US Airways Leasing's right to contest or otherwise defend against such Claims in the Bankruptcy Court or other appropriate non-bankruptcy forum (at the option of US Airways Leasing or Reorganized US Airways Leasing) when and if such Claims are sought to be enforced by the Class US Airways Leasing-1 Miscellaneous Secured Claimholder. Notwithstanding section 1141(c) or any other provision of the Bankruptcy Code, all prepetition liens on property of US Airways Leasing held by or on behalf of the Class US Airways Leasing-1 Miscellaneous Secured Claimholders with respect to such Claims shall survive the Effective Date and continue in accordance with the contractual terms of the underlying agreements with such Claimholders until, as to each such Claimholder, the Allowed Claims of such Class US Airways Leasing-1 Miscellaneous Secured Claimholder are paid in full.

                (b) CLASS US AIRWAYS LEASING-2 (OTHER PRIORITY CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date an Other Priority Claim becomes an Allowed Other Priority Claim or (ii) the date an Other Priority Claim becomes payable pursuant to any agreement between US Airways Leasing (or Reorganized US Airways Leasing) and the holder of such Priority Claim, an Allowed Class US Airways Leasing-2 Other Priority Claimholder in US Airways Leasing's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class US Airways Leasing-2 Other Priority Claim, (a) Cash equal to the amount of such Allowed Class US Airways Leasing-2 Other Priority Claim or (b) such other treatment as to which US Airways Leasing (or Reorganized US Airways Leasing) and such Claimholder shall have agreed in writing.

                (c) CLASS US AIRWAYS LEASING-3 (PBGC CLAIMS). On the first Periodic Distribution Date, or as soon thereafter as practicable, the PBGC shall receive, in full satisfaction, settlement, release and discharge of and in exchange for the PBGC Claims (whether against US Airways Leasing, another Debtor or an Affiliate of any of the Debtors, including its Claims in Classes Group-4, USAI-5, Allegheny-4, PSA-4, Piedmont-4, MidAtlantic-3 and Material Services-3), such treatment as to which US Airways Leasing or Reorganized US Airways Leasing and the PBGC shall have agreed upon in writing.

                (d) CLASS US AIRWAYS LEASING-4 (GENERAL UNSECURED CONVENIENCE CLAIMS). On the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Convenience Claim becomes an Allowed General Unsecured Convenience Claim or (ii) the date a General Unsecured Convenience Claim becomes payable pursuant to any agreement between US Airways Leasing (or Reorganized US Airways Leasing) and the holder of such General Unsecured Convenience Claim, the holder of an Allowed Class US Airways Leasing-4 General Unsecured Convenience Claim in US Airways Leasing's Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class US Airways Leasing-4 General Unsecured Convenience Claim, Cash equal to (a) fifteen percent (15%) of the amount of such Allowed Claim if the amount of such Allowed Claim is less than or equal to $25,000 or
(b) $3,750 if the amount of such Allowed Claim is greater than $25,000.

                (e) CLASS US AIRWAYS LEASING-5 (GENERAL UNSECURED CLAIMS). Except as otherwise provided in and subject to SECTION 5.10 and SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Claim becomes an Allowed General Unsecured Claim or
(ii) the date a General Unsecured Claim becomes payable pursuant to any agreement between US Airways Leasing (or Reorganized US Airways Leasing) and the holder of such General Unsecured Claim, the Disbursing Agent shall deliver to such Allowed Class US Airways Leasing-5 General Unsecured Claimholder in US Airways Leasing's Chapter 11 Case, in full satisfaction, settlement, release, and discharge of and in exchange for each and every Class US Airways Leasing-5 General Unsecured Claim, such Claimholder's Pro Rata share of (a) four million five hundred sixty-eight thousand seven hundred twenty (4,568,720) shares of Class A Common Stock, (b) three million four hundred forty- eight thousand thirty (3,448,030) shares of Class A Preferred Stock, and (c) three million four hundred forty-eight thousand thirty (3,448,030) Class A-1 Warrants.

                (f)     CLASS US AIRWAYS LEASING-6 (INTERESTS). Subject to
SECTION 7.10 below, on the Effective Date, all Interests in US Airways Leasing shall be Reinstated.

        5.8     TREATMENT OF CLAIMS AND INTERESTS FOR MATERIAL SERVICES.

                (a) CLASS MATERIAL SERVICES-1 (MISCELLANEOUS SECURED CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, at the option of the Debtors after consultation with the Plan Sponsor (i) the legal, equitable, and contractual rights of Allowed Miscellaneous Secured Claimholders in Material Services' Chapter 11 Case shall be Reinstated or (ii) the holder of an Allowed Miscellaneous Secured Claim shall receive in full satisfaction, settlement and release of and in exchange for such Allowed Miscellaneous Secured Claim (A) Cash equal to the value of the Miscellaneous Secured Claimholder's interest in the property of the estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (B) surrender to the Holder of such Allowed Miscellaneous Secured Claim the property of the Estate which constitutes collateral for such Allowed Miscellaneous Secured Claim, or (C) such other treatment as to which Material Services (or Reorganized Material Services) and the holder of such Allowed Miscellaneous Secured Claim have agreed upon in writing. Material Services' failure to object to such Miscellaneous Secured Claims in its Chapter 11 Case shall be without prejudice to Reorganized Material Services' right to contest or otherwise defend against such Claims in the Bankruptcy Court or other appropriate non-bankruptcy forum (at the option of Material Services or Reorganized Material Services) when and if such Claims are sought to be enforced by the Class Material Services-1 Miscellaneous Secured Claimholder. Notwithstanding section 1141(c) or any other provision of the Bankruptcy Code, all prepetition liens on property of Material Services held by or on behalf of the Class Material Services-1 Miscellaneous Secured Claimholders with respect to such Claims shall survive the Effective Date and continue in accordance with the contractual terms of the underlying agreements with such Claimholders until, as to each such Claimholder, the Allowed Claims of such Class Material Services-1 Miscellaneous Secured Claimholder are paid in full.

                (b) CLASS MATERIAL SERVICES-2 (OTHER PRIORITY CLAIMS). Except as otherwise provided in and subject to SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date an Other Priority Claim becomes an Allowed Other Priority Claim or (ii) the date an Other Priority Claim becomes payable pursuant to any agreement between Material Services (or Reorganized Material Services) and the holder of such Priority Claim, an Allowed Class Material Services-2 Other Priority Claimholder in Material Services' Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class Material Services-2 Other Priority Claim, (a) Cash equal to the amount of such Allowed Class Material Services-2 Other Priority Claim or (b) such other treatment as to which Material Services (or Reorganized Material Services) and such Claimholder shall have agreed in writing.

                (c) CLASS MATERIAL SERVICES-3 (PBGC CLAIMS). On the first Periodic Distribution Date, or as soon thereafter as practicable, the PBGC shall receive, in full satisfaction, settlement, release and discharge of and in exchange for the PBGC Claims (whether against Material Services, another Debtor or an Affiliate of any of the Debtors, including its Claims in Classes Group-4, USAI-5, Allegheny- 4, PSA-4, Piedmont-4, MidAtlantic-3 and US Airways Leasing-3), such treatment as to which Material Services or Reorganized Material Services and the PBGC shall have agreed upon in writing.

                (d) CLASS MATERIAL SERVICES-4 (GENERAL UNSECURED CONVENIENCE CLAIMS). On the first Periodic Distribution Date occurring after the later of
(i) the date a General Unsecured Convenience Claim becomes an Allowed General Unsecured Convenience Claim or (ii) the date a General Unsecured Convenience Claim becomes payable pursuant to any agreement between Material Services (or Reorganized Material Services) and the holder of such General Unsecured Convenience Claim, the holder of an Allowed Class Material Services-4 General Unsecured Convenience Claim in Material Services' Chapter 11 Case shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Class Material Services-4 General Unsecured Convenience Claim, Cash equal to (a) fifteen percent (15%) of the amount of such Allowed Claim if the amount of such Allowed Claim is less than or equal to $25,000 or (b) $3,750 if the amount of such Allowed Claim is greater than $25,000.

                (e) CLASS MATERIAL SERVICES-5 (GENERAL UNSECURED CLAIMS). Except as otherwise provided in and subject to SECTION 5.10 and SECTION 9.8 below, on the first Periodic Distribution Date occurring after the later of (i) the date a General Unsecured Claim becomes an Allowed General Unsecured Claim or
(ii) the date a General Unsecured Claim becomes payable pursuant to any agreement between Material Services (or Reorganized Material Services) and the holder of such General Unsecured Claim, the Disbursing Agent shall deliver to such Allowed Class Material Services-5 General Unsecured Claimholder in Material Services' Chapter 11 Case, in full satisfaction, settlement, release, and discharge of and in exchange for each and every Class Material Services-5 General Unsecured Claim, such Claimholder's Pro Rata share of (a) four million five hundred sixty-eight thousand seven hundred twenty (4,568,720) shares of Class A Common Stock, (b) three million four hundred forty-eight thousand thirty (3,448,030) shares of Class A Preferred Stock, and (c) three million four hundred forty-eight thousand thirty (3,448,030) Class A-1 Warrants.

                (f)     CLASS MATERIAL SERVICES-6 (INTERESTS). Subject to
SECTION 7.10 below, on the Effective Date, all Interests in Material Services shall be Reinstated.

        5.9 SPECIAL PROVISION REGARDING INTERCOMPANY CLAIMS. All Intercompany Claims and Interests shall be Reinstated, and all Intercompany Executory Contracts and Intercompany Unexpired Leases shall be assumed, on the Effective Date; PROVIDED, HOWEVER, that such Intercompany Executory Contracts and Intercompany Unexpired Leases as are listed on EXHIBIT E-5 hereto shall be rejected; PROVIDED FURTHER, HOWEVER, that (a) Intercompany Claims owing from Group to USAI, or Intercompany Interests arising, on account of certain purchases of the treasury stock of USAI by Group; (b) Intercompany Claims owing from Group to USAI on account of a certain demand note; and (c) Intercompany Claims owing from Allegheny to Group related to the financing of certain de Havilland Dash-8 aircraft, shall be extinguished or cancelled, as applicable, as of the Effective Date.

                                   ARTICLE VI

                      ACCEPTANCE OR REJECTION OF THE PLAN;
                       EFFECT OF REJECTION BY ONE OR MORE
                     IMPAIRED CLASSES OF CLAIMS OR INTERESTS

        6.1 IMPAIRED CLASSES OF CLAIMS AND INTERESTS ENTITLED TO VOTE. Except as otherwise provided in the Solicitation Procedures Order and SECTION
6.4 of the Plan, Claimholders or Interestholders in each Impaired Class of Claims or Interests are entitled to vote as a class to accept or reject the Plan.

        6.2     ACCEPTANCE BY AN IMPAIRED CLASS.

                (a) IMPAIRED CLAIMS. Pursuant to section 1126(c) of the Bankruptcy Code and except as provided in section 1126(e) of the Bankruptcy Code, an Impaired Class of Claims has accepted the Plan if the holders of at least two-thirds (2/3) in dollar amount and more than one-half (1/2) in number of the Allowed Claims of such Class actually voting on the Plan have voted to accept the Plan.

                (b) IMPAIRED INTERESTS. Pursuant to section 1126(d) of the Bankruptcy Code and except as provided in section 1126(e) of the Bankruptcy Code, an Impaired Class of Interests has accepted the Plan if the holders of at least two-thirds (2/3) in amount of the Allowed Interests of such Class actually voting on the Plan have voted to accept the Plan.

        6.3 PRESUMED ACCEPTANCES BY UNIMPAIRED CLASSES. Classes Group-1, Group-3, USAI-1, USAI-3, Allegheny-1, Allegheny-2, PSA-1, PSA-2, Piedmont-1, Piedmont-2, MidAtlantic-1, MidAtlantic- 2, US Airways Leasing-1, US Airways Leasing-2, Material Services-1, and Material Services-2 are Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code and/or the Solicitation Procedures Order, such Claimholders and Interestholders are conclusively presumed to have accepted the Plan, and the votes of such Claimholders and Interestholders will not be solicited. Pursuant to the agreement of the Interestholders, holders of Interests in Classes USAI-8, Allegheny-7, PSA-7, Piedmont-7, MidAtlantic-6, US Airways Leasing-6 and Material Services-6 are conclusively presumed to have accepted the Plan as such Interestholders are proponents of this Plan, and the votes of such Interestholders will not be solicited.

        6.4 CLASSES DEEMED TO REJECT PLAN. Classes Group-7A and Group-7B are not receiving a distribution on account of such Interests and Claims under the Plan. Pursuant to section 1126(g) of the Bankruptcy Code and/or the Solicitation Procedures Order, such Claimholders and Interestholders are conclusively presumed to have rejected the Plan, and the votes of such Claimholders and Interestholders will not be solicited.

        6.5 CONFIRMATION PURSUANT TO SECTION 1129(b) OF THE BANKRUPTCY CODE. To the extent that any Impaired Class entitled to vote rejects the Plan or is deemed to have rejected it, the Debtors will request confirmation of the Plan, as it may be modified from time to time, under section 1129(b) of the Bankruptcy Code.

                                   ARTICLE VII

                      MEANS FOR IMPLEMENTATION OF THE PLAN

        7.1 CONTINUED CORPORATE EXISTENCE. Each of the Debtors will continue to exist after the Effective Date as a separate corporate entity, with all the powers of a corporation under applicable law in the jurisdiction in which each applicable Debtor is incorporated and pursuant to the respective Certificate of Incorporation and Bylaws in effect prior to the Effective Date, except to the extent such Certificate of Incorporation and Bylaws are amended by this Plan and to the extent that MidAtlantic becomes an operating division of USAI.

        7.2     DIRECTORS AND OFFICERS OF GROUP.

                (a) The existing senior officers of the Debtors will serve initially in their current capacities after the Effective Date. On the Effective Date, the term of the current members of the board of directors of Group will expire. The initial board of directors of Reorganized Group will consist of fifteen (15) directors: (i) eight (8) members designated by the Plan Sponsor;
(ii) one (1) member designated by ALPA in accordance with the terms of Group's collective bargaining agreement with ALPA; (iii) one (1) member designated by IAMAW; (iv) one (1) member designated in accordance with the Series 3 Class C Preferred Shares held by AFA and TWU; (v) one (1) member designated by CWA; (vi) the chief executive officer of Reorganized Group; and (vii) at least two (2) Independent Directors identified by the chief executive officer of Reorganized Group after consultation with the Creditors' Committee.

                (b) The Persons designating board members will file with the Bankruptcy Court and give to Group written notice of the identities of such members on a date that is not less than five (5) days prior to the Confirmation Hearing; PROVIDED, HOWEVER, that if and to the extent that any of the parties entitled to designate one or more board members pursuant to the preceding paragraph fails to file and give such notice, the Debtors will initially designate such members of the board of directors of Reorganized Group by announcing their identities at the Confirmation Hearing, subject to the right of such designating party to designate a replacement board member at any time thereafter.

                (c) Board members will serve an initial term for a period from the Effective Date through the date of the annual meeting that first occurs after a date which is one (1) year after the Effective Date and for one (1) year terms thereafter (with such subsequent terms subject to election by shareholder vote) with each such term expiring at the conclusion of the next annual meeting of shareholders. From and after the Effective Date, Reorganized Group will cause the following to constitute the slate of nominees recommended by the board of directors for election as directors at each annual meeting of stockholders: (i) subject to certain provisions of the Investment Agreement, up to eight (8) directors designated by the Plan Sponsor; (ii) for so long as the Series 1 Class C Preferred Share remains outstanding, one (1) director designated and elected by the holder of the Series 1 Class C Preferred Share; (iii) for so long as the Series 2 Class C Preferred Share remains outstanding, one (1) director designated and elected by the holder of the Series 2 Class C Preferred Share;
(iv) one (1) director reasonably acceptable to Reorganized Group and designated and elected by the holders of the Series 3 Class C Preferred Shares for so long the Series 3 Class C Preferred Shares remain outstanding; (v) for so long as the Series 4 Class C Preferred Share remains outstanding, one (1) director designated and elected by the holder of the Series 4 Class C Preferred Share;
(vi) the chief executive officer of Reorganized Group; and (vii) at least two
(2) Independent Directors identified by the chief executive officer of Reorganized Group after consultation with the Creditors' Committee, and Reorganized Group shall use its best efforts to cause the election of such Persons; PROVIDED THAT if the board of directors will determine in good faith in the exercise of its fiduciary duties, following the receipt of advice of outside counsel, that nomination of any member of the board of directors elected by the holders of New Equity, other than the Class C Preferred Stock, for reelection would not be in the best interests of Reorganized Group, then Reorganized Group will promptly notify the Person designating such member, and thereafter, such Person will have a period of not less than fifteen (15) Business Days to designate a new nominee; PROVIDED FURTHER, HOWEVER, that the right of the Plan Sponsor to designate directors pursuant to this SECTION 7.2(c) and the Investment Agreement shall terminate after five (5) years.

                (d) In the event of the death, disability, resignation or removal of a member of the board of directors, the Person designating such member will designate a replacement for such director, which replacement will be reasonably satisfactory to Reorganized Group and/or the Plan Sponsor, if applicable, as provided above, and Reorganized Group will cause such replacement to be elected to the board of directors.

                (e) The requirement that the Independent Directors be reasonably acceptable to the Plan Sponsor is not intended, and will not be interpreted, to provide the Plan Sponsor with the power to maintain a continuing vacancy in the associated director's position, generally preventing the appointment of any director to fill such vacant position. Instead, if a particular Independent Director is not reasonably acceptable to the Plan Sponsor, the Plan Sponsor will consult in good faith with the designating party in a good faith effort to agree with reasonable promptness upon a reasonably acceptable alternative designee.

        7.3 DIRECTORS AND OFFICERS OF DEBTORS OTHER THAN GROUP. The existing senior officers and members of the boards of directors of each of the Debtors other than Group shall continue to serve in their current capacities after the Effective Date; PROVIDED, HOWEVER, that the new initial board of directors of Reorganized Group, as provided in SECTION 7.2 hereof, shall also be the initial board of directors of Reorganized USAI; PROVIDED FURTHER, HOWEVER, that the Debtors reserve the right to identify new members of the boards of directors of each of the Debtors other than Group and USAI at any time prior to the Confirmation Hearing.

        7.4 EMPLOYMENT, RETIREMENT, INDEMNIFICATION AND OTHER AGREEMENTS AND INCENTIVE COMPENSATION PROGRAMS. Subject to SECTION 8.1(c) hereof, employment, retirement, indemnification, and other agreements with their respective active directors, officers, and employees who will continue in such capacities (or similar capacities) after the Effective Date, or retirement income plans, welfare benefit plans, and other plans for such Persons, such agreements, programs, and plans will remain in place after the Effective Date, and the Reorganized Debtors will continue to honor such agreements, programs, and plans. Such agreements and plans may include equity, bonus, and other incentive plans in which officers and other employees of the Reorganized Debtors may be eligible to participate; PROVIDED, HOWEVER, that pursuant to the Management Compensation Plan, there will be reserved for certain members of management, directors, and other employees of the Reorganized Debtors a certain number of shares of New Common Stock, Class A Preferred Stock, Class A-1 Warrants and other securities all as more fully stated on EXHIBIT A attached hereto, which contains a summary of the Management Compensation Plan and of components of compensation to be paid to management after the Effective Date to the extent that the terms and provisions differ significantly from such management member's current compensation.

        7.5 CERTIFICATE OF INCORPORATION AND BYLAWS. The certificates of incorporation and bylaws of the Debtors will be amended as may be required in order that they are consistent with the provisions of the Investment Agreement, the Plan and the Bankruptcy Code and will be reasonably satisfactory to the Plan Sponsor. The certificate of incorporation of Reorganized Group will be amended to, among other purposes, (a) authorize two hundred million (200,000,000) shares of Class A Common Stock; (b) authorize five million (5,000,000) shares of Class B Common Stock; (c) authorize twenty-five million (25,000,000) Class A-1 Warrants; (d) authorize fifty million (50,000,000) shares of Preferred Stock, including twenty-five million (25,000,000) shares of Class A Preferred Stock and two hundred fifty thousand (250,000) shares of Class B Preferred Stock; (e) authorize up to ten (10) shares of Class C Preferred Stock, issuable in four (4) series; and (f) pursuant to section 1123(a)(6) of the Bankruptcy Code, add (i) a provision prohibiting the issuance of non-voting equity securities for a period of two (2) years from the Effective Date, and, if applicable, (ii) a provision setting forth an appropriate distribution of voting power among classes of equity securities possessing voting power, including, in the case of any class of equity securities having a preference over another class of equity securities with respect to dividends, adequate provisions for the election of directors representing such preferred class in the event of default in the payment of such dividends. The Restated Certificates of Incorporation of each of the Reorganized Debtors are attached hereto as EXHIBITS C-1 through C-8. Any modification to the certificate of incorporation of any of the Reorganized Debtors as originally filed may be filed after the Confirmation Date and may become effective on or prior to the Effective Date.

        7.6 CORPORATE ACTION. Each of the matters provided for under the Plan involving the corporate structure of the Debtors or corporate action to be taken by or required of the Debtors will, as of the Effective Date, be deemed to have occurred and be effective as provided herein, and will be authorized, approved and, to the extent taken prior to the Effective Date, ratified in all respects without any requirement of further action by stockholders, creditors, or directors of the Debtors.

         7.7 POST-EFFECTIVE DATE FINANCING. Reorganized USAI will enter into the ATSB Loan in order to obtain the funds necessary to repay the DIP Facility Claims, to the extent permitted under the ATSB Loan, make other payments required to be made on the Effective Date, and conduct its and the other Debtors' post-reorganization operations. Documents evidencing the ATSB Loan, or commitment letters with respect thereto, will be filed by the Debtors with the Bankruptcy Court no later than the Exhibit Filing Date and will be attached hereto as EXHIBIT G. Notice of any material modification to the ATSB Loan, or the commitment letters with respect thereto, after its filing with the Bankruptcy Court will be provided to the DIP Agent, the Plan Sponsor and the Creditors' Committee. In the Confirmation Order, the Bankruptcy Court will approve the terms of the ATSB Loan in substantially the form set forth in the commitment letter or the ATSB Loan documents filed with the Bankruptcy Court and authorize Reorganized USAI and, to the extent necessary, the other Reorganized Debtors to execute the same commitment letter and/or loan documents with such other documents as the ATSB Loan lenders may reasonably require in order to effectuate the treatment afforded to such parties under the ATSB Loan.

        7.8 PLAN SPONSOR. Upon the terms and subject to the conditions set forth in the Investment Agreement, Reorganized Group shall issue, sell and deliver to the Plan Sponsor, and the Plan Sponsor has agreed to purchase from Reorganized Group, (a) nineteen million seven hundred eighty-four thousand six hundred sixty (19,784,660) shares of Class A Common Stock, (b) five million (5,000,000) shares of Class B Common Stock, (c) three million one hundred twenty-eight thousand six hundred (3,128,600) Class A-1 Warrants, (d) three million one hundred twenty-eight thousand six hundred (3,128,600) shares of Class A Preferred Stock and (e) seventy-five thousand (75,000) shares of Class B Preferred Stock, in each case, free and clear of all liens, for an aggregate purchase price of two hundred forty million dollars ($240,000,000) in Cash to be delivered to Reorganized Group on the Effective Date or such other date as agreed upon by Group and the Plan Sponsor, which Cash may include an offset against amounts owed to the DIP Lenders in respect of DIP Facility Claims.

        7.9     ISSUANCE OF NEW EQUITY.

                (a) CLASS A COMMON STOCK. On or before the Distribution Date, Reorganized Group will issue the Class A Common Stock for distribution as follows: (i) four million five hundred sixty-eight thousand seven hundred twenty (4,568,720) shares to or for the benefit of Allowed General Unsecured Claimholders in the Chapter 11 Cases in accordance with the terms of this Plan;
(ii) nineteen million seven hundred eighty-four thousand six hundred sixty (19,784,660) shares to the Plan Sponsor; (iii) three million seven hundred and fifty thousand (3,750,000) shares pursuant to the terms of the Management Compensation Plan, attached hereto as EXHIBIT A; (iv) fourteen million seven hundred fifty-eight thousand four hundred fifty-five (14,758,455) shares to the ALPA Designated Representative; and (v) eight million two hundred thirty-eight thousand one hundred sixty-five (8,238,165) shares to certain of the Debtors' other labor groups pursuant to the terms of their collective bargaining agreements with Reorganized Group. The issuance of the Class A Common Stock and the distribution thereof as described above will be in compliance with applicable registration requirements or will be exempt from registration under applicable securities laws pursuant to section 1145(a) of the Bankruptcy Code and/or section 4(2) of the Securities Act, as applicable.

                (b) CLASS B COMMON STOCK. On or before the Distribution Date, Reorganized Group will issue five million (5,000,000) shares of Class B Common Stock for distribution to the Plan Sponsor. The issuance of the Class B Common Stock and the distribution thereof as described above will be exempt from registration under applicable securities laws pursuant to section 1145(a) of the Bankruptcy Code and/or section 4(2) of the Securities Act, as applicable.

               (c) CLASS A PREFERRED STOCK. On or before the Distribution Date, Reorganized Group will issue the Class A Preferred Stock for distribution as follows: (i) three million four hundred forty-eight thousand thirty
(3,448,030) shares to or for the benefit of Allowed General Unsecured Claimholders in the Chapter 11 Cases in accordance with the terms of this Plan; (ii) three million one hundred twenty-eight thousand six hundred (3,128,600) shares to the Plan Sponsor; (iii) two million two hundred twenty thousand five hundred seventy (2,220,570) shares pursuant to the terms of the Management Compensation Plan, attached hereto as EXHIBIT A; (iv) three million eight hundred seventeen thousand five hundred (3,817,500) shares to GECC in accordance with the terms of this Plan; and (v) seven million six hundred thirty-five thousand three hundred (7,635,300) shares to the ATSB and the lenders of the unguaranteed portion of the ATSB Loan. The issuance of the Class A Preferred Stock and the distribution thereof as described above will be in compliance with applicable registration requirements or will be exempt from registration under applicable securities laws pursuant to section 1145(a) of the Bankruptcy Code and/or section 4(2) of the Securities Act, as applicable.

                (d) CLASS B PREFERRED STOCK. On or before the Distribution Date, Reorganized Group will issue seventy-five thousand (75,000) shares of Class B Preferred Stock for distribution to the Plan Sponsor. The issuance of the Class B Preferred Stock and the distribution thereof as described above will be exempt from registration under applicable securities laws pursuant to section 1145(a) of the Bankruptcy Code and/or section 4(2) of the Securities Act, as applicable.

                (e) CLASS C PREFERRED STOCK. On or before the Distribution Date, Reorganized Group will issue the Class C Preferred Stock, which shall be non-transferable, for distribution as follows: (i) one (1) Series 1 Class C Preferred Share to be issued to the ALPA Designated Representative; (ii) one (1) Series 2 Class C Preferred Share to be issued to the IAMAW Designated Representative; (iii) four (4) Series 3 Class C Preferred Shares to be issued to the AFA Designated Representative; (iv) one (1) Series 3 Class C Preferred Share to be issued to each of the TWU Designated Representatives; and (v) one (1) Series 4 Class C Preferred Share to be issued to the CWA Designated Representative. The issuance of the Class C Preferred Stock and the distribution thereof as described above will be exempt from registration under applicable securities laws pursuant to section 1145(a) of the Bankruptcy Code and/or section 4(2) of the Securities Act, as applicable.

                (f) CLASS A-1 WARRANTS. On or before the Distribution Date, Reorganized Group will issue the Class A-1 Warrants for distribution as follows:
(i) three million four hundred forty-eight thousand thirty (3,448,030) warrants to or for the benefit of Allowed General Unsecured Claimholders in the Chapter 11 Cases in accordance with the terms of this Plan; (ii) three million one hundred twenty-eight thousand six hundred (3,128,600) warrants to the Plan Sponsor; (iii) two million two hundred twenty thousand five hundred seventy (2,220,570) warrants pursuant to the terms of the Management Compensation Plan, attached hereto as EXHIBIT A; (iv) three million eight hundred seventeen thousand five hundred (3,817,500) warrants to GECC in accordance with the terms of this Plan; and (v) seven million six hundred thirty-five thousand three hundred (7,635,300) warrants to the ATSB and the lenders of the unguaranteed portion of the ATSB Loan. The issuance of the Class A-1 Warrants and the distribution thereof as described above will be in compliance with applicable registration requirements or will be exempt from registration under applicable securities laws pursuant to section 1145(a) of the Bankruptcy Code and/or section 4(2) of the Securities Act, as applicable.

         (g) REGISTRATION RIGHTS AGREEMENT. Without limiting the effect of section 1145 of the Bankruptcy Code, Reorganized Group will enter into a Registration Rights Agreement with each holder of New Common Stock, the Class A-1 Warrants, and the Class A Preferred Shares (i) who by virtue of holding New Common Stock, the Class A-1 Warrants, and the Class A Preferred Shares to be distributed under the Plan and/or its relationship with Reorganized Group could reasonably be deemed to be an "affiliate" (as such term is used within the meaning of applicable securities laws) of Reorganized Group, and (ii) who requests in writing that Reorganized Group execute such agreement. A form Registration Rights Agreement will be filed by the Debtors with the Bankruptcy Court no later than the Exhibit Filing Date and attached hereto as EXHIBIT B. The Registration Rights Agreements will contain certain registration rights for the benefit of the signatories thereto.

                (h) LISTING ON SECURITIES EXCHANGE OR QUOTATION SYSTEM. Reorganized Group will use reasonable efforts to list the Class A Common Stock and Class B Common Stock on a national securities exchange or for quotation on a national automated interdealer quotation system but will have no liability if it is unable to do so. Persons receiving distributions of Class A Common Stock and Class B Common Stock, by accepting such distributions, will have agreed to cooperate with Reorganized Group's reasonable requests to assist Reorganized Group in its efforts to list the Class A Common Stock and Class B Common Stock on a securities exchange or quotation system.

        7.10 REINSTATEMENT OF COMMON STOCK OF REORGANIZED DEBTORS OTHER THAN REORGANIZED GROUP. The common stock of the Reorganized Debtors (other than Reorganized Group) shall be Reinstated in exchange for Reorganized Group's agreement to distribute New Equity to the General Unsecured Claimholders of the Debtors other than Group in accordance with the terms of this Plan and to provide management services to such Reorganized Debtors.

        7.11 PRESERVATION OF CAUSES OF ACTION. In accordance with section 1123(b)(3) of the Bankruptcy Code and except as otherwise provided in this Plan, the Reorganized Debtors will retain and may (but are not required to) enforce all Retained Actions and all other similar claims arising under applicable state laws, including, without limitation, fraudulent transfer claims, if any, and all other Causes of Action of a trustee and debtor-in-possession under the Bankruptcy Code. The Debtors or the Reorganized Debtors, in their sole and absolute discretion, will determine whether to bring, settle, release, compromise, or enforce such rights (or decline to do any of the foregoing), and will not be required to seek further approval of the Bankruptcy Court for such action. The Reorganized Debtors or any successors may pursue such litigation claims in accordance with the best interests of the Reorganized Debtors or any successors holding such rights of action. A non-exclusive list of the Retained Actions will be filed as EXHIBIT F hereto on or before the Exhibit Filing Date.

         7.12 CANCELLATION OF EXISTING EQUITY SECURITIES AND AGREEMENTS. On the Effective Date, except as otherwise specifically provided for herein, (a) the Existing Equity Securities and any other note, bond, indenture, or other instrument or document evidencing or creating any indebtedness or obligation of or ownership interest in the Debtors, except such notes or other instruments evidencing indebtedness or obligations of the Debtors that are Reinstated under the Plan, will be cancelled, and (b) the obligations of, Claims against, and/or Interests in the Debtors under, relating, or pertaining to any agreements, indentures, certificates of designation, bylaws, or certificate or articles of incorporation or similar documents governing the Existing Equity Securities and any other note, bond, indenture, or other instrument or document evidencing or creating any indebtedness or obligation of the Debtors, except such notes or other instruments evidencing indebtedness or obligations of the Debtors that are Reinstated under the Plan, as the case may be, will be released and discharged; PROVIDED, HOWEVER, that any agreement that governs the rights of the Claimholder and that is administered by an indenture trustee, an agent, or a servicer (each hereinafter referred to as a "Servicer") will continue in effect solely for purposes of (i) allowing such Servicer to make the distributions to be made on account of such Claims under the Plan as provided in ARTICLE IX of the Plan and (ii) permitting such Servicer to maintain any rights or liens it may have for fees, costs, and expenses under such Indenture or other agreement; PROVIDED, FURTHER, that the preceding proviso will not affect the discharge of Claims against or Interests in the Debtors under the Bankruptcy Code, the Confirmation Order, or this Plan, or result in any expense or liability to the Reorganized Debtors. The Reorganized Debtors will not have any obligations to any Servicer (or to any Disbursing Agent replacing such Servicer) for any fees, costs, or expenses except as expressly provided in SECTION 9.5 hereof; PROVIDED, HOWEVER, that nothing herein will preclude any Servicer (or any Disbursing Agent replacing such Servicer) from being paid or reimbursed for prepetition or postpetition fees, costs, and expenses from the distributions being made by such Servicer (or any Disbursing Agent replacing such Servicer) pursuant to such agreement in accordance with the provisions set forth therein, all without application to or approval by the Bankruptcy Court.

        7.13 EXCLUSIVITY PERIOD. The Debtors will retain the exclusive right to amend or modify the Plan, and to solicit acceptances of any amendments to or modifications of the Plan, through and until the Effective Date; PROVIDED, HOWEVER, that nothing herein shall impair the Plan Sponsor's rights under the Investment Agreement or the DIP Credit Agreement.

        7.14 SUBSTANTIVE CONSOLIDATION. The Plan does not provide for the substantive consolidation of the Estates. However, the Debtors may elect in their sole and absolute discretion, at any time through and until the Effective Date, to substantively consolidate the Estates for voting and distribution purposes only; PROVIDED, HOWEVER, that nothing herein shall impair the Plan Sponsor's rights under the Investment Agreement or the DIP Credit Agreement. Should the Debtors make such election, the Debtors will not, nor will they be required to, resolicit votes with respect to this Plan. Substantive consolidation shall not alter the distributions set forth herein. In the event that the Debtors do elect to substantively consolidate the Estates, the Disclosure Statement and this Plan shall be deemed to be a motion requesting that the Bankruptcy Court approve such substantive consolidation.

        7.15 EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS. Each of (a) the President and Chief Executive Officer, (b) the Executive Vice President - Finance and Chief Financial Officer and (c) the Executive Vice President - Corporate Affairs and General Counsel of Group, or their respective designees, will be authorized to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents, and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan. The secretary or assistant secretary of the Debtors will be authorized to certify or attest to any of the foregoing actions.

        7.16 EXEMPTION FROM CERTAIN TRANSFER TAXES AND RECORDING FEES. Pursuant to section 1146(c) of the Bankruptcy Code, any transfers from a Debtor to a Reorganized Debtor or to any other Person or entity pursuant to the Plan, or any agreement regarding the transfer of title to or ownership of any of the Debtors' aircraft, in the United States will not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, Federal Aviation Administration filing or recording fee or other similar tax or governmental assessment, and the Confirmation Order will direct the appropriate state or local governmental officials or agents to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

        7.17 POSTPETITION AIRCRAFT OBLIGATIONS. The Postpetition Aircraft Obligations will become obligations of the Reorganized Debtors or their successors, if applicable, on the Effective Date. The foregoing sentence will be specifically limited with respect to each Postpetition Aircraft Obligation by the express terms of the agreement pursuant to which such Postpetition Aircraft Obligation arises and nothing contained in this Plan, the Disclosure Statement or the Confirmation Order will be deemed to limit or otherwise affect the terms thereof.


                                  ARTICLE VIII

                    UNEXPIRED LEASES AND EXECUTORY CONTRACTS

        8.1     ASSUMED CONTRACTS AND LEASES.

                (a) INTERLINE AGREEMENTS. Each Interline Agreement to which the Debtors are a party shall be deemed automatically assumed in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, unless such Interline Agreement (i) shall have been previously rejected by the Debtors by order of the Bankruptcy Court, (ii) is the subject of a motion to reject pending on or before the Effective Date, (iii) is listed on the schedule of rejected Interline Agreements annexed hereto as EXHIBIT E-1 or (iv) is otherwise rejected pursuant to the terms of the Plan. Entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such assumptions pursuant to sections 365 and 1123 of the Bankruptcy Code. Each Interline Agreement assumed pursuant to this SECTION 8.1(a) shall vest in and be fully enforceable by the applicable Reorganized Debtor in accordance with its terms, except as modified by the provisions of this Plan, or any order of the Bankruptcy Court authorizing or providing for its assumption or applicable federal law. The Debtors reserve the right to file a motion on or before the Confirmation Date to assume or reject any Interline Agreement.

                (b) INDUSTRY PRACTICE AGREEMENTS. Each Industry Practice Agreement to which the Debtors are a party shall be deemed automatically assumed in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, unless such Industry Practice Agreement (i) shall have been previously rejected by the Debtors by order of the Bankruptcy Court, (ii) is the subject of a motion to reject pending on or before the Effective Date, (iii) is listed on the schedule of rejected Industry Practice Agreements annexed hereto as EXHIBIT E-2 or (iv) is otherwise rejected pursuant to the terms of the Plan. Entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such assumptions pursuant to sections 365 and 1123 of the Bankruptcy Code. Each Industry Practice Agreement assumed pursuant to this SECTION 8.1(b) shall vest in and be fully enforceable by the applicable Reorganized Debtor in accordance with its terms, except as modified by the provisions of this Plan, or any order of the Bankruptcy Court authorizing or providing for its assumption or applicable federal law. The Debtors reserve the right to file a motion on or before the Confirmation Date to assume or reject any Industry Practice Agreement.

               (c) EMPLOYEE-RELATED AGREEMENTS. Each Employee-Related Agreement as to which any of the Debtors is a party that is listed on EXHIBIT E-3 hereto shall be deemed automatically assumed in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, unless such Employee-Related Agreement (i) shall have been previously rejected by the Debtors by order of the Bankruptcy Court, (ii) is the subject of a motion to reject pending on or before the Effective Date or
(iii) is otherwise rejected pursuant to the terms of this Plan. Entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such assumptions pursuant to sections 365 and 1123 of the Bankruptcy Code. Notwithstanding the foregoing, all collective bargaining agreements, as modified and/or amended from time to time, shall be deemed automatically assumed in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date. The assumption of the collective bargaining agreements shall be in full satisfaction of all Claims arising under all previous collective bargaining agreements between the parties thereto or their predecessors-in-interest. Upon assumption, all proofs of claim filed by the Debtors' unions will be deemed dismissed with prejudice. Each Employee-Related Agreement assumed pursuant to this SECTION 8.1(c) shall vest in and be fully enforceable by the applicable Reorganized Debtor in accordance with its terms, except as modified by the provisions of this Plan, or any order of the Bankruptcy Court authorizing or providing for its assumption or applicable federal law. The Debtors reserve the right to file a motion on or before the Confirmation Date to assume or reject any Employee-Related Agreement.

                (d) OTHER EXECUTORY CONTRACTS AND UNEXPIRED LEASES. Each Other Executory Contract and Unexpired Lease as to which any of the Debtors is a party that is listed on EXHIBIT E-4 hereto shall be deemed automatically assumed in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, unless such Other Executory Contract or Unexpired Lease (i) shall have been previously rejected by the Debtors by order of the Bankruptcy Court, (ii) is the subject of a motion to reject pending on or before the Effective Date or (iii) is otherwise rejected pursuant to the terms of this Plan. Entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such assumptions pursuant to sections 365 and 1123 of the Bankruptcy Code. Each Other Executory Contract or Unexpired Lease assumed pursuant to this SECTION 8.1(d) shall vest in and be fully enforceable by the applicable Reorganized Debtor in accordance with its terms, except as modified by the provisions of this Plan, or any order of the Bankruptcy Court authorizing or providing for its assumption or applicable federal law. The Debtors reserve the right to file a motion on or before the Confirmation Date to assume or reject any Other Executory Contract or Unexpired Lease.

                (e) INTERCOMPANY EXECUTORY CONTRACTS AND UNEXPIRED LEASES. Except as otherwise provided in this SECTION 8.1(e), each Intercompany Executory Contract and Intercompany Unexpired Lease to which the Debtors are a party shall be deemed automatically assumed in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, unless such Intercompany Executory Contract or Intercompany Unexpired Lease (i) shall have been previously rejected by the Debtors by order of the Bankruptcy Court, (ii) is the subject of a motion to reject pending on or before the Effective Date, (iii) is listed on the schedule of rejected Intercompany Executory Contracts and Intercompany Unexpired Leases annexed hereto as EXHIBIT E-5 or (iv) is otherwise rejected pursuant to the terms of the Plan. The Tax Sharing Agreement, as amended, shall be deemed automatically assumed in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date and any amounts due and owing between or among any of the Debtors pursuant to such agreement shall be extinguished pursuant to the assumption and amendment of the Tax Sharing Agreement. Entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such assumptions pursuant to sections 365 and 1123 of the Bankruptcy Code. Each Intercompany Executory Contract and Intercompany Unexpired Lease assumed pursuant to this SECTION 8.1(e) shall vest in and be fully enforceable by the applicable Reorganized Debtor in accordance with its terms, except as modified by the provisions of this Plan, or any order of the Bankruptcy Court authorizing or providing for its assumption or applicable federal law. The Debtors reserve the right to file a motion on or before the Confirmation Date to assume or reject any Intercompany Executory Contract or Intercompany Unexpired Lease.

               (f) Each executory contract and unexpired lease, whether such executory contract or unexpired lease is an Interline Agreement, Industry Practice Agreement, Employee-Related Agreement, Intercompany Executory Contract, Intercompany Unexpired Lease, or Other Executory Contract or Unexpired Lease that is assumed and relates to the use, ability to acquire, or occupancy of real property shall include (a) all modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affect such executory contract or unexpired lease and (b) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, reciprocal easement agreements, and any other interests in real estate or rights IN REM related to such premises, unless any of the foregoing agreements has been rejected pursuant to a Final Order of the Bankruptcy Court or is otherwise rejected as a part of this Plan.

        8.2 REJECTED CONTRACTS AND LEASES. Except with respect to executory contracts and unexpired leases that have previously been rejected or are the subject of a motion to reject filed, or a notice of rejection served, pursuant to order of the Bankruptcy Court, on or before the Effective Date, all Interline Agreements set forth on EXHIBIT E-1, all Industry Practice Agreements set forth on EXHIBIT E-2, all Employee-Related Agreements not set forth on EXHIBIT E-3, all Other Executory Contracts and Unexpired Leases not set forth on EXHIBIT E-4 and all Intercompany Executory Contracts and Intercompany Unexpired Leases set forth on EXHIBIT E-5 shall be deemed automatically rejected as of the Effective Date or such earlier date as the Debtors may have unequivocally terminated their performance under such lease or contract; PROVIDED, HOWEVER, that neither the exclusion of a contract or lease by the Debtors on EXHIBIT E-3 or EXHIBIT E-4 or the inclusion by the Debtors of a contract or lease on EXHIBIT E-1, EXHIBIT E-2, or EXHIBIT E-5, as applicable, nor anything contained in this Plan shall constitute an admission by the Debtors that such lease or contract is an unexpired lease or executory contract or that any Debtor, or its respective Affiliates, has any liability thereunder. The Confirmation Order shall constitute an order of the Bankruptcy Court approving such rejections, pursuant to section 365 of the Bankruptcy Code. The Debtors reserve the right to (a) file a motion on or before the Confirmation Date (i) to reject any Interline Agreement not listed on EXHIBIT E-1, (ii) to reject any Industry Practice Agreement not listed on EXHIBIT E-2, (iii) to reject any Employee-Related Agreement listed on EXHIBIT E-3, (iv) to reject any Other Executory Contract or Unexpired Lease listed on EXHIBIT E-4, (v) to reject any Intercompany Executory Contract or Intercompany Unexpired Lease not listed on EXHIBIT E-5 or (vi) to reject any Interline Agreement, Industry Practice Agreement, Employee-Related Agreement, Other Executory Contract or Unexpired Lease, Intercompany Executory Contract or Intercompany Unexpired Lease that previously has not been rejected by order of the Bankruptcy Court, and (b) modify or supplement EXHIBIT E-1, EXHIBIT E-2, EXHIBIT E-3, EXHIBIT E-4 or EXHIBIT E-5 at any time prior to the Effective Date, including, without limitation, the right to (i) add any Interline Agreement to, or delete any Interline Agreement from, EXHIBIT E-1,
(ii) to add any Industry Practice Agreement to, or delete any Industry Practice Agreement from, EXHIBIT E-2, (iii) to add any Employee-Related Agreement to, or delete any Employee-Related Agreement from, EXHIBIT E-3, (iv) to add any Other Executory Contract or Unexpired Lease to, or delete any Other Executory Contract or Unexpired Lease from, EXHIBIT E-4, or (v) to add any Intercompany Executory Contract or Intercompany Unexpired Lease to, or delete any Intercompany Executory Contract or Intercompany Unexpired Lease from, EXHIBIT E-5.

        8.3 PAYMENTS RELATED TO ASSUMPTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES. The provisions (if any) of each Interline Agreement, Industry Practice Agreement, Employee-Related Agreement, or Other Executory Contract or Unexpired Lease to be assumed under the Plan which are or may be in default shall be satisfied solely by Cure. In the event of a dispute regarding (a) the nature or the amount of any Cure, (b) the ability of the Reorganized Debtors or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (c) any other matter pertaining to assumption, Cure shall occur as soon as practicable following the entry of a Final Order resolving the dispute and approving the assumption and, as the case may be, assignment. The provisions (if any) of each Intercompany Executory Contract and Intercompany Unexpired Lease to be assumed under the Plan which are or may be in default shall be satisfied in a manner to be agreed to by the relevant Debtors and/or Airways Assurance Limited LLC.

        8.4 REJECTION DAMAGES BAR DATE. If the rejection by the Debtors (pursuant to the Plan or otherwise) of a Interline Agreement, Industry Practice Agreement, Employee-Related Agreement, Other Executory Contract or Unexpired Lease, Intercompany Executory Contract or Intercompany Unexpired Lease results in a Claim, then such Claim shall be forever barred and shall not be enforceable against either the Debtors, the Reorganized Debtors or the Plan Sponsor or such entities' properties unless a proof of claim is filed with the Claims Agent and served upon counsel to the Debtors, the Plan Sponsor and the Creditors' Committee within thirty (30) days after service of the earlier of (a) notice of the Confirmation Order or (b) other notice that the executory contract or unexpired lease has been rejected.

                                   ARTICLE IX

                       PROVISIONS GOVERNING DISTRIBUTIONS

        9.1 TIME OF DISTRIBUTIONS. Except as otherwise provided for herein or ordered by the Bankruptcy Court, distributions under the Plan shall be made on a Periodic Distribution Date.

        9.2 NO INTEREST ON CLAIMS. Unless otherwise specifically provided for in the Plan, Confirmation Order, or the DIP Credit Agreement or a postpetition agreement in writing between the Debtors and a Claimholder, postpetition interest shall not accrue or be paid on Claims, and no Claimholder shall be entitled to interest accruing on or after the Petition Date on any Claim or right. Additionally, and without limiting the foregoing, interest shall not accrue or be paid on any Disputed Claim in respect of the period from the Effective Date to the date a final distribution is made when and if such Disputed Claim becomes an Allowed Claim.

        9.3 DISBURSING AGENT. The Disbursing Agent shall make all distributions required under this Plan except with respect to a holder of a Claim whose distribution is governed by an agreement and is administered by a Servicer, which distributions shall be deposited with the appropriate Servicer, who shall deliver such distributions to the holders of Claims in accordance with the provisions of this Plan and the terms of the governing agreement; PROVIDED, HOWEVER, that if any such Servicer is unable to make such distributions, the Disbursing Agent, with the cooperation of such Servicer, shall make such distributions.

        9.4 SURRENDER OF SECURITIES OR INSTRUMENTS. On or before the Distribution Date, or as soon as practicable thereafter, each holder of an instrument evidencing a Claim (a "Certificate") shall surrender such Certificate to the Disbursing Agent, or, with respect to indebtedness that is governed by an agreement and administered by a Servicer, the respective Servicer, and such Certificate shall be cancelled; PROVIDED, HOWEVER, that this SECTION 9.4 shall not apply to any Claims Reinstated pursuant to the terms of the Plan. No distribution of property hereunder shall be made to or on behalf of any such holder unless and until such Certificate is received by the Disbursing Agent or the respective Servicer or the unavailability of such Certificate is reasonably established to the satisfaction of the Disbursing Agent or the respective Servicer. Any holder who fails to surrender or cause to be surrendered such Certificate, or fails to execute and deliver an affidavit of loss and indemnity reasonably satisfactory to the Disbursing Agent or the respective Servicer prior to the second anniversary of the Effective Date, shall be deemed to have forfeited all rights and Claims in respect of such Certificate and shall not participate in any distribution hereunder, and all property in respect of such forfeited distribution, including any dividends or interest attributable thereto, shall revert to the Reorganized Debtors notwithstanding any federal or state escheat laws to the contrary.

        9.5 SERVICES OF INDENTURE TRUSTEES, AGENTS AND SERVICERS. The services, with respect to consummation of the Plan, of Servicers under the relevant agreements that govern the rights of Claimholders shall be as set forth elsewhere in this Plan, and the Reorganized Debtors shall reimburse any Servicer for reasonable and necessary services performed by it (including reasonable attorneys' fees) as contemplated by, and in accordance with, this Plan, without the need for the filing of an application with, or approval by, the Bankruptcy Court.

        9.6     CLAIMS ADMINISTRATION RESPONSIBILITY.

                (a) The Reorganized Debtors will retain responsibility for administering, disputing, objecting to, compromising, or otherwise resolving and making distributions (if any) with respect to all Claims against and Interests in the Debtors.

                (b) Unless otherwise extended by the Bankruptcy Court, any objections to Claims shall be served and filed on or before the Claims Objection Deadline. Notwithstanding any authority to the contrary, an objection to a Claim shall be deemed properly served on the Claimholder if the Debtors or the Reorganized Debtors effect service in any of the following manners: (i) in accordance with Federal Rule of Civil Procedure 4, as modified and made applicable by Bankruptcy Rule 7004; (ii) to the extent counsel for a Claimholder is unknown, by first class mail, postage prepaid, on the signatory on the proof of claim or interest or other representative identified on the proof of claim or any attachment thereto; or (iii) by first class mail, postage prepaid, on any counsel that has appeared on the Claimholder's behalf in the Chapter 11 Cases.

                (c) Any Claim as to which a proof of claim was timely filed in the Chapter 11 Cases may be determined and liquidated in accordance with the ADR Procedures. Any Claim determined and liquidated pursuant to (i) the ADR Procedures, (ii) an order of the Bankruptcy Court, or (iii) applicable non-bankruptcy law (which determination has not been stayed, reversed or amended and as to which determination (or any revision, modification or amendment thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending) shall be deemed, to the extent applicable and subject to any provision in the ADR Procedures to the contrary, an Allowed Claim in such liquidated amount and satisfied in accordance with the Plan (provided that, to the extent a Claim is an Allowed Insured Claim, such Allowed Claim shall be paid from the insurance proceeds available to satisfy such liquidated amount). Nothing contained in this SECTION 9.6 shall constitute or be deemed a waiver of any claim, right, or Cause of Action that the Debtors or the Reorganized Debtors may have against any Person in connection with or arising out of any Claim or Claims, including, without limitation, any rights under section 157(b) of title 28 of the United States Code.

        9.7 DELIVERY OF DISTRIBUTIONS. Distributions to Allowed Claimholders shall be made by the Disbursing Agent or the appropriate Servicer (a) at the addresses set forth on the proofs of claim filed by such Claimholders (or at the last known addresses of such Claimholders if no proof of claim is filed or if the Debtors have been notified in writing of a change of address), (b) at the addresses set forth in any written notices of address changes delivered to the Disbursing Agent after the date of any related proof of claim, (c) at the addresses reflected in the Schedules if no proof of claim has been filed and the Disbursing Agent has not received a written notice of a change of address, or
(d) in the case of a Claimholder whose Claim is governed by an agreement and administered by a Servicer, at the addresses contained in the official records of such Servicer. If any Claimholder's distribution is returned as undeliverable, no further distributions to such Claimholder shall be made unless and until the Disbursing

Agent or the appropriate Servicer is notified of such Claimholder's then-current address, at which time all missed distributions shall be made to such Claimholder without interest. Amounts in respect of undeliverable distributions shall be returned to the Reorganized Debtors until such distributions are claimed. All claims for undeliverable distributions shall be made on or before the second anniversary of the Effective Date. After such date, all unclaimed property shall revert to the Reorganized Debtors. Upon such reversion, the claim of any Claimholder or their successors with respect to such property shall be discharged and forever barred notwithstanding any federal or state escheat laws to the contrary.

        9.8     PROCEDURES FOR TREATING AND RESOLVING DISPUTED AND CONTINGENT
                CLAIMS.

                (a) NO DISTRIBUTIONS PENDING ALLOWANCE. No payments or distributions will be made with respect to all or any portion of a Disputed Claim unless and until all objections to such Disputed Claim have been settled or withdrawn or have been determined by a Final Order, and the Disputed Claim has become an Allowed Claim. All objections to Claims must be filed on or before the Claims Objection Deadline.

                (b) DISTRIBUTION RESERVE. The Disbursing Agent will create a separate Distribution Reserve from the property to be distributed to holders of General Unsecured Claims in the Chapter 11 Cases. The amount of New Equity withheld as a part of the Distribution Reserve shall be equal to the number of shares and warrants the Reorganized Debtors reasonably determine is necessary to satisfy the distributions required to be made to the holders of General Unsecured Claims in the Chapter 11 Cases, when the allowance or disallowance of each Disputed Claim is ultimately determined. The Disbursing Agent, the Debtors, or the Reorganized Debtors may request estimation for any Disputed Claim that is contingent or unliquidated (but is not required to do so). The Disbursing Agent also shall place in the Distribution Reserve any dividends, payments, or other distributions made on account of, as well as any obligations arising from, the property initially withheld in the Distribution Reserve, to the extent that such property continues to be withheld in the Distribution Reserve at the time such distributions are made or such obligations arise. The Claimholder shall not be entitled to receive or recover any amount in excess of the amount provided in the Distribution Reserve to pay such Claim. Nothing in the Plan or Disclosure Statement will be deemed to entitle the Claimholder of a Disputed Claim to postpetition interest on such Claim.

                (c) DISTRIBUTIONS AFTER ALLOWANCE. Payments and distributions from the Distribution Reserve to each respective Claimholder on account of a Disputed Claim, to the extent that it ultimately becomes an Allowed Claim, will be made in accordance with provisions of the Plan that govern distributions to such Claimholders. On the first Periodic Distribution Date following the date when a Disputed Claim becomes an undisputed, noncontingent and liquidated Claim, the Disbursing Agent will distribute to the Claimholder any Cash, New Equity or other property from the Distribution Reserve that would have been distributed on the dates distributions were previously made to Claimholders had such Allowed Claim been an Allowed Claim on such dates. After a Final Order has been entered, or other final resolution has been reached with respect to all Disputed Claims, any remaining Cash, New Equity or other property held in the Distribution Reserve will be distributed Pro Rata to Allowed General Unsecured Claimholders in accordance with the other provisions of this Plan. Subject to SECTION 9.2 hereof, all distributions made under this Section of the Plan on account of an Allowed Claim will be made together with any dividends, payments, or other distributions made on account of, as well as any obligations arising from, the distributed property as if such Allowed Claim had been an Allowed Claim on the dates distributions were previously made to Allowed Claimholders included in the applicable class.

                The Disbursing Agent shall be deemed to have voted any New Equity held in the Distribution Reserve in the same proportion as shares previously disbursed by the Disbursing Agent. The Servicers shall be deemed to have voted any New Equity held by such Servicer in the same proportion as shares previously disbursed by such Servicer.

                (d) DE MINIMIS DISTRIBUTIONS. Neither the Distribution Agent nor any Servicer shall have any obligation to make a distribution on account of an Allowed Claim from any Distribution Reserve or otherwise if (i) the aggregate amount of all distributions authorized to be made from such Distribution Reserve or otherwise on the Periodic Distribution Date in question is or has a value less than $250,000, or (ii) if the amount to be distributed to the specific holder of the Allowed Claim on the particular Periodic Distribution Date does not constitute a final distribution to such holder and is or has a value less than $50.00.

        9.9 FRACTIONAL SECURITIES; FRACTIONAL DOLLARS. Any other provision of the Plan notwithstanding, payments of fractions of shares or warrants of New Equity will not be made and shall be deemed to be zero. Any other provision of this Plan notwithstanding, neither the Reorganized Debtors nor the Disbursing Agent or Servicer shall be required to make distributions or payments of fractions of dollars. Whenever any payment of a fraction of a dollar under this Plan would otherwise be called for, the actual payment shall reflect a rounding of such fraction to the nearest whole dollar (up or down), with half dollars or less being rounded down.

                                    ARTICLE X

             ALLOWANCE AND PAYMENT OF CERTAIN ADMINISTRATIVE CLAIMS

        10.1 DIP FACILITY CLAIM/PLAN SPONSOR CLAIM. On the Effective Date, the DIP Facility Claim and the Plan Sponsor Claim shall be allowed in an amount to be agreed upon by the Debtors and, as applicable, the DIP Lenders or the Plan Sponsor, with notice to the Creditors' Committee, not less than five (5) Business Days prior to the Effective Date, and all obligations (other than contingent indemnity obligations) of the Debtors under the DIP Facility and the Plan Sponsor Claim shall be paid in full in Cash on the Effective Date; PROVIDED, HOWEVER, that with respect to letters of credit issued under the DIP Facility , such claims may be satisfied in full by the cash collateralization of such letters of credit. Upon compliance with the foregoing sentence, all liens and security interests granted to secure such obligations shall be deemed cancelled and shall be of no further force and effect. To the extent that the DIP Lenders or the DIP Agent have filed or recorded publicly any liens and/or security interests to secure the Debtors' obligations under the DIP Facility, the DIP Lenders or the DIP Agent, as the case may be, shall take any commercially reasonable steps requested by the Debtors that are necessary to cancel and/or extinguish such publicly filed liens and/or security interests.

        10.2    PROFESSIONAL CLAIMS.

                (a) FINAL FEE APPLICATIONS. All final requests for payment of Professional Claims and Key Ordinary Course Professional Claims must be filed no later than sixty (60) days after the Effective Date. After notice and a hearing in accordance with the procedures established by the Bankruptcy Code and prior orders of the Bankruptcy Court, the allowed amounts of such Professional Claims and Key Ordinary Course Professional Claims shall be determined by the Bankruptcy Court.
                (b) PAYMENT OF INTERIM AMOUNTS. Subject to the Holdback Amount, on the Effective Date, the Debtors or Reorganized Debtors shall pay all amounts owing to Professionals and Key Ordinary Course Professionals for all outstanding amounts payable relating to prior periods through the Effective Date. In order to receive payment on the Effective Date for unbilled fees and expenses incurred through such date, the Professionals and Key Ordinary Course Professionals shall estimate fees and expenses due for periods that have not been billed as of the Effective Date and shall deliver such estimate to the Debtors, counsel for the Debtors, the Plan Sponsor and the Creditors' Committee. Within forty-five (45) days after the Effective Date, a Professional receiving payment for the estimated period shall submit a detailed invoice covering such period in the manner and providing the detail as set forth in the Professional Fee Order or the Ordinary Course Professional Order, as applicable. Should the estimated payment received by any Professional exceed the actual fees and expenses for such period, this excess amount will be credited against the Holdback Amount for such Professional or, if the award of the Holdback Amount for such is insufficient, disgorged by such Professional.

                (c) On the Effective Date, the Debtors or the Reorganized Debtors shall pay to the Disbursing Agent, in order to fund the Holdback Escrow Account, Cash equal to the aggregate Holdback Amount for all Professionals. The Disbursing Agent shall maintain the Holdback Escrow Account in trust for the Professionals with respect to whom fees have been held back pursuant to the Professional Fee Order. Such funds shall not be considered property of the Debtors, the Reorganized Debtors or the Estates. The remaining amount of Professional Claims owing to the Professionals shall be paid to such Professionals by the Disbursing Agent from the Holdback Escrow Account when such claims are finally allowed by the Bankruptcy Court. When all Professional Claims and Key Ordinary Course Professional Claims have been paid in full, amounts remaining in the Holdback Escrow Account, if any, shall be paid to the Reorganized Debtors.

                (d) Upon the Effective Date, any requirement that Professionals or Key Ordinary Course Professionals comply with sections 327 through 331 of the Bankruptcy Code in seeking retention or compensation for services rendered after such date will terminate, and the Reorganized Debtors will employ and pay Professionals and Key Ordinary Course Professionals in the ordinary course of business.

        10.3 SUBSTANTIAL CONTRIBUTION COMPENSATION AND EXPENSES BAR DATE. Any Person who requests compensation or expense reimbursement for making a substantial contribution in the Chapter 11 Cases pursuant to sections 503(b)(3),
(4), and (5) of the Bankruptcy Code must file an application with the clerk of the Bankruptcy Court, on or before the forty-fifth (45th) day after the Effective Date (the "503 Deadline"), and serve such application on counsel for the Debtors and the Plan Sponsor and as otherwise required by the Bankruptcy Court and the Bankruptcy Code on or before the 503 Deadline, or be forever barred from seeking such compensation or expense reimbursement.

        10.4 OTHER ADMINISTRATIVE CLAIMS. All other requests for payment of an Administrative Claim (other than as set forth in SECTIONS 10.2 and 10.3 of this Plan) must be filed, in substantially the form of the Administrative Claim Request Form attached hereto as EXHIBIT H, with the Claims Agent and served on counsel for the Debtors and the Plan Sponsor no later than forty-five (45) days after the Effective Date. Any request for payment of an Administrative Claim pursuant to this SECTION 10.4 that is not timely filed and served shall be disallowed automatically without the need for any objection from the Debtors or the Reorganized Debtors. The Reorganized Debtors may settle an Administrative Claim without further Bankruptcy Court approval. Unless the Debtors or the Reorganized Debtors object to an Administrative Claim by the Claims Objection Deadline, such Administrative Claim shall be deemed allowed in the amount requested. In the event that the Debtors or the Reorganized Debtors object to an Administrative Claim, the Bankruptcy Court shall determine the allowed amount of such Administrative Claim. Notwithstanding the foregoing, no request for payment of an Administrative Claim need be filed with respect to an Administrative Claim which is paid or payable by the Debtors in the ordinary course of business.

                                   ARTICLE XI

                   EFFECT OF THE PLAN ON CLAIMS AND INTERESTS

        11.1 REVESTING OF ASSETS. Except as otherwise explicitly provided in this Plan, including, without limitation, SECTION 9.6 of this Plan, on the Effective Date all property comprising the Estates (including Retained Actions, but excluding property that has been abandoned pursuant to an order of the Bankruptcy Court) shall revest in each of the Debtors that owned such property or interest in property as of the Effective Date, free and clear of all Claims, liens, charges, encumbrances, rights and Interests of creditors and equity security holders (other than as expressly provided herein). As of the Effective Date, the Reorganized Debtors may operate their business and use, acquire, and dispose of property and settle and compromise Claims or Interests without supervision of the Bankruptcy Court, free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan and Confirmation Order.

        11.2 DISCHARGE OF THE DEBTORS. Pursuant to section 1141(d) of the Bankruptcy Code, except as otherwise specifically provided in this Plan or in the Confirmation Order, the distributions and rights that are provided in this Plan shall be in complete satisfaction, discharge, and release, effective as of the Confirmation Date (but subject to the occurrence of the Effective Date), of Claims and Causes of Action, whether known or unknown, against, liabilities of, liens on, obligations of, rights against, and Interests in the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims, rights, and Interests, including, but not limited to, demands and liabilities that arose before the Confirmation Date, any liability (including withdrawal liability) to the extent such Claims relate to services performed by employees of the Debtors prior to the Petition Date and that arise from a termination of employment or a termination of any employee or retiree benefit program regardless of whether such termination occurred prior to or after the Confirmation Date, and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, in each case whether or not (a) a proof of claim or interest based upon such debt, right, or Interest is filed or deemed filed under section 501 of the Bankruptcy Code, (b) a Claim or Interest based upon such debt, right, or Interest is allowed under section 502 of the Bankruptcy Code, or (c) the holder of such a Claim, right, or Interest accepted the Plan. The Confirmation Order shall be a judicial determination of the discharge of all liabilities of and Interests in the Debtors, subject to the Effective Date occurring.

        11.3 COMPROMISES AND SETTLEMENTS. In accordance with SECTION 9.6 of this Plan, pursuant to Bankruptcy Rule 9019(a), without further order of the Bankruptcy Court, the Debtors may compromise and settle various (a) Claims against them and (b) Causes of Action that they have against other Persons. The Debtors expressly reserve the right to compromise and settle Claims against them and claims that they may have against other Persons up to and including the Effective Date. After the Effective Date, such right shall pass to the Reorganized Debtors as contemplated in SECTION 11.1 of this Plan.

        11.4    RELEASE OF CERTAIN PARTIES.

                (a) Pursuant to section 1123(b)(3) of the Bankruptcy Code, effective as of the Effective Date, each Debtor, in its individual capacity and as a debtor-in-possession, for and on behalf of its Estate, shall release and discharge and be deemed to have released and discharged all Released Parties for and from any and all (i) Causes of Action existing as of the Effective Date in any manner arising from, based on or relating to, in whole or in part, the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor or any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Cases, or any act, omission, occurrence or event in any manner related to any such Claims, Interests, restructuring or the Chapter 11 Cases and (ii) Avoidance Claims. Notwithstanding the foregoing, nothing in this Plan releases or shall be deemed to release any of the Debtors or the Plan Sponsor or its Affiliates from their obligations under the Investment Agreement or the transactions contemplated thereby.

                (b) No provision of this Plan or of the Confirmation Order, including, without limitation, any release or exculpation provision, shall modify, release or otherwise limit the liability of any Person not specifically released hereunder, including, without limitation, any Person that is a co-obligor or joint tortfeasor of a Released Party or that otherwise is liable under theories of vicarious or other derivative liability.

                (c) The Reorganized Debtors and any newly-formed entities that will be continuing the Debtors' businesses after the Effective Date shall be bound, to the same extent the Debtors are bound, by all of the releases set forth above.

        11.5 RELEASE BY HOLDERS OF CLAIMS AND INTERESTS. ON THE EFFECTIVE DATE (a) EACH PERSON THAT VOTES TO ACCEPT THE PLAN, (b) TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, AS SUCH LAW MAY BE EXTENDED SUBSEQUENT TO THE EFFECTIVE DATE, EACH ENTITY (OTHER THAN A DEBTOR OR AIRWAYS ASSURANCE LIMITED
LLC) THAT HAS HELD, HOLDS OR MAY HOLD A CLAIM OR INTEREST, AS APPLICABLE, IN CONSIDERATION FOR THE OBLIGATIONS OF THE DEBTORS AND THE REORGANIZED DEBTORS UNDER THE PLAN AND THE CASH, NEW EQUITY AND OTHER CONTRACTS, INSTRUMENTS, RELEASES, AGREEMENTS OR DOCUMENTS TO BE DELIVERED IN CONNECTION WITH THE PLAN, AND (c) GECC UNDER THE GECC 2001 FINANCING AGREEMENT TO THE EXTENT THAT GECC VOTES TO ACCEPT THE PLAN (EACH, A "RELEASE OBLIGOR"), SHALL HAVE CONCLUSIVELY, ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND FOREVER, RELEASED AND DISCHARGED EACH RELEASED PARTY FROM ANY CAUSE OF ACTION EXISTING AS OF THE EFFECTIVE DATE ARISING FROM, BASED ON OR RELATING TO, IN WHOLE OR IN PART, THE SUBJECT MATTER OF, OR THE TRANSACTION OR EVENT GIVING RISE TO, THE CLAIM OR INTEREST OF SUCH RELEASE OBLIGOR, AND ANY ACT, OMISSION, OCCURRENCE OR EVENT IN ANY MANNER RELATED TO SUCH SUBJECT MATTER, TRANSACTION OR OBLIGATION; PROVIDED, HOWEVER, THAT THIS SECTION 14.7 SHALL NOT RELEASE ANY RELEASED PARTY FROM ANY CAUSE OF ACTION EXISTING AS OF THE EFFECTIVE DATE, BASED ON (i) THE INTERNAL REVENUE CODE OR OTHER DOMESTIC STATE, CITY OR MUNICIPAL TAX CODE, (ii) THE ENVIRONMENTAL LAWS OF THE UNITED STATES OR ANY DOMESTIC STATE, CITY OR MUNICIPALITY, OR (iii) ANY CRIMINAL LAWS OF THE UNITED STATES OR ANY DOMESTIC STATE, CITY OR MUNICIPALITY.

        11.6 SETOFFS. The Debtors may, but shall not be required to, set off against any Claim, and the payments or other distributions to be made pursuant to the Plan in respect of such Claim, claims of any nature whatsoever that the Debtors may have against such Claimholder; but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors or the Reorganized Debtors of any such claim that the Debtors or the Reorganized Debtors may have against such Claimholder.

        11.7 SATISFACTION OF SUBORDINATION RIGHTS. All Claims against the Debtors and all rights and claims between or among Claimholders relating in any manner whatsoever to distributions on account of Claims against the Debtors, based upon any subordination rights, whether asserted or unasserted, legal or equitable, shall be deemed satisfied by the distributions under the Plan to Claimholders having such subordination rights, and such subordination rights shall be deemed waived, released, discharged, and terminated as of the Effective Date. Distributions to the various Classes of Claims hereunder shall not be subject to levy, garnishment, attachment, or like legal process by any Claimholder by reason of any subordination rights or otherwise, so that each Claimholder shall have and receive the benefit of the distributions in the manner set forth in the Plan.

        11.8 EXCULPATION AND LIMITATION OF LIABILITY. Except as otherwise specifically provided in this Plan, the Debtors, the Reorganized Debtors, the Creditors' Committee, the members of the Creditors' Committee in their capacities as such, the DIP Lenders, the DIP Agent, the Plan Sponsor, any of such parties' respective present or former members, officers, directors, employees, advisors, attorneys, representatives, financial advisors, investment bankers, or agents and any of such parties' successors and assigns, shall not have or incur, and are hereby released from, any claim, obligation, Cause of Action, or liability to one another or to any Claimholder or Interestholder, or any other party-in-interest, or any of their respective agents, employees, representatives, financial advisors, attorneys or Affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of the Debtors' Chapter 11 Cases, negotiation and filing of the Plan, filing the Chapter 11 Cases, the pursuit of confirmation of the Plan, the consummation of the Plan, the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan. Notwithstanding the foregoing, nothing in this Plan releases or shall be deemed to release the Debtors, the Reorganized Debtors, the Plan Sponsor or their respective Affiliates from their obligations under the Investment Agreement or the transactions contemplated thereby.

         11.9 INDEMNIFICATION OBLIGATIONS. Except as specifically provided in this Plan and in the Indemnification Order, in satisfaction and compromise of the Indemnitees' Indemnification Rights: (a) all Indemnification Rights, except (i) those based upon any act or omission arising out of or relating to any Indemnitee's service with, for, or on behalf of the Debtors on or after the Petition Date, (ii) those held by Persons who served during the Chapter 11 Cases as the Debtors' respective officers, directors, or employees and/or serve in such capacities (or similar capacities) after the Effective Date and
(iii) indemnification obligations assumed pursuant to the Indemnification Order (the "Continuing Indemnification Rights"), shall be released and discharged on and as of the Effective Date, provided that the Indemnification Rights excepted in subparts (i), (ii) and (iii) shall remain in full force and effect on and after the Effective Date and shall not be modified, reduced, discharged, or otherwise affected in any way by the Chapter 11 Cases; (b) the Debtors or the Reorganized Debtors, as the case may be, covenant to purchase and maintain director and officer insurance providing coverage for those Indemnitees currently covered by such policies for a period of two years after the Effective Date insuring such parties in respect of any claims, demands, suits, Causes of Action, or proceedings against such Persons based upon any act or omission related to such Person's service with, for, or on behalf of the Debtors that are not released and discharged as provided in SECTION 11.9(a) above in at least the scope and amount as currently maintained by the Debtors and in accordance with the further requirements of Section 8.01(n) of the Investment Agreement (the "Insurance Coverage"); (c) the insurers are authorized to pay any professional fees and expenses incurred in connection with any action relating to any Continuing Indemnification Rights; and (d) the Debtors or the Reorganized Debtors, as the case may be, hereby indemnify Indemnitees and agree to pay for any deductible or retention amount that may be payable in connection with any claim covered under either the foregoing Insurance Coverage or any prior similar policy.

        11.10 INJUNCTION. The satisfaction, release, and discharge pursuant to this ARTICLE XI shall act as an injunction against any Person commencing or continuing any action, employment of process, or act to collect, offset, or recover any Claim or Cause of Action satisfied, released, or discharged under this Plan to the fullest extent authorized or provided by the Bankruptcy Code, including, without limitation, to the extent provided for or authorized by sections 524 and 1141 thereof.

                                   ARTICLE XII

                              CONDITIONS PRECEDENT

        12.1 CONDITIONS TO CONFIRMATION. The following are conditions precedent to confirmation of the Plan that may be satisfied or waived in accordance with SECTION 12.4 of the Plan:

                (a) The Bankruptcy Court shall have approved a disclosure statement with respect to the Plan in form and substance acceptable to the Debtors, in their sole and absolute discretion, and reasonably acceptable to the Plan Sponsor.

                (b) The Confirmation Order shall be in form and substance acceptable to the Debtors, in their sole and absolute discretion, and reasonably acceptable to the Plan Sponsor.

        12.2 CONDITIONS TO CONSUMMATION FOR ALL DEBTORS. The Effective Date shall occur on or prior to March 31, 2003, unless such date is extended by the Debtors. The following are conditions precedent to the occurrence of the Effective Date, each of which may be satisfied or waived in accordance with
SECTION 12.4 of the Plan:

                (a) The Bankruptcy Court shall have entered one or more orders (which may include the Confirmation Order) authorizing the assumption of unexpired leases and executory contracts by the Debtors as contemplated by
SECTION 8.1 hereof.

                (b) All conditions precedent to the funding under the Investment Agreement shall have been satisfied or waived in accordance with the terms thereof and the funding under the Investment Agreement shall have occurred.

                (c) The ATSB Loan shall have been executed and delivered by all of the parties thereto, and all conditions precedent to the consummation thereof shall have been waived or satisfied in accordance with the terms thereof, and funding shall have occurred.

                (d) The tentative agreements reached in December, 2002 between USAI and the employee groups represented by AFA, CWA, IAM and TWU modifying earlier restructuring agreements to incorporate additional cost reductions shall have been ratified and executed by the parties thereto.

                (e) Requisite actions shall have been taken such that the pension funding requirements with respect to the employee defined benefit pension plans maintained by USAI shall be consistent with the Pro Forma Financial Projections appended as Appendix C to the Disclosure Statement.

                (f) The Confirmation Order shall have been entered by the Bankruptcy Court and shall remain unstayed.

                (g)     The Confirmation Date shall have occurred.

        12.3 ADDITIONAL CONDITION TO CONSUMMATION SOLELY WITH RESPECT TO ALLEGHENY, PIEDMONT AND PSA. The following is an additional condition precedent to the occurrence of the Effective Date, solely with respect to Allegheny, Piedmont and PSA, which may be satisfied or waived in accordance with SECTION
12.4 of the Plan:

                (a) Allegheny, Piedmont and PSA shall have entered into restructuring agreements with their respective unions to achieve annual cost reductions in the form of wage cuts, benefit changes and productivity improvements in the approximate aggregate amount of $15 million.

        12.4 WAIVER OF CONDITIONS TO CONFIRMATION OR CONSUMMATION. The conditions set forth in SECTIONS 12.1, 12.2 and 12.3 of the Plan may be waived by the Debtors, such waiver to be reasonably acceptable to the Plan Sponsor, without any notice to parties-in-interest or the Bankruptcy Court and without a hearing. The failure to satisfy or waive any condition to the Confirmation Date or the Effective Date may be asserted by the Debtors in their sole discretion regardless of the circumstances giving rise to the failure of such condition to be satisfied (including any action or inaction by the Debtors in their sole discretion). The failure of the Debtors in their sole discretion to exercise any of the foregoing rights shall not be deemed a waiver of any other rights, and each such right shall be deemed an ongoing right, which may be asserted at any time.

                                  ARTICLE XIII

                            RETENTION OF JURISDICTION

                Pursuant to sections 105(a) and 1142 of the Bankruptcy Code, the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, and related to, the Chapter 11 Cases and the Plan, including, among others, the following matters:

                (a) to hear and determine pending motions for (i) the assumption or rejection or (ii) the assumption and assignment of executory contracts or unexpired leases to which the Debtors are a party or with respect to which the Debtors may be liable, and to hear and determine the allowance of Claims resulting therefrom including the amount of Cure, if any, required to be paid;

                (b) to adjudicate any and all adversary proceedings, applications, and contested matters that may be commenced or maintained pursuant to the Chapter 11 Cases or the Plan, proceedings to adjudicate the allowance of Disputed Claims and Disputed Interests, and all controversies and issues arising from or relating to any of the foregoing;

                (c) to adjudicate any and all disputes arising from or relating to the distribution or retention of the New Equity or other consideration under the Plan;

                (d) to ensure that distributions to Allowed Claimholders and Allowed Interestholders are accomplished as provided herein;

                (e) to hear and determine any and all objections to the allowance of Claims and Interests and the estimation of Claims, both before and after the Confirmation Date, including any objections to the classification of any Claim or Interest, and to allow or disallow any Claim or Interest, in whole or in part;

                (f) to enter and implement such orders as may be appropriate if the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

                (g) to issue orders in aid of execution, implementation, or consummation of the Plan;

                (h) to consider any modifications of the Plan, to cure any defect or omission, or to reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

                (i) to hear and determine all applications for compensation and reimbursement of Professional Claims under the Plan or under sections 330, 331, 503(b), 1103, and 1129(a)(4) of the Bankruptcy Code;

                (j) to determine requests for the payment of Claims entitled to priority under section 507(a)(1) of the Bankruptcy Code, including compensation of and reimbursement of expenses of parties entitled thereto;

                (k) to hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan, the Confirmation Order, including disputes arising under agreements, documents, or instruments executed in connection with this Plan;

                (l) to hear and determine all suits or adversary proceedings to recover assets of the Debtors and property of their Estates, wherever located;

                (m) to hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

                (n) to hear any other matter not inconsistent with the Bankruptcy Code;

                (o) to hear and determine all disputes involving the existence, nature, or scope of the Debtors' discharge, including any dispute relating to any liability arising out of the termination of employment or the termination of any employee or retiree benefit program, regardless of whether such termination occurred prior to or after the Effective Date;

                (p)     to enter a final decree closing the Chapter 11 Cases;
and

                (q) to enforce all orders previously entered by the Bankruptcy Court.

Unless otherwise specifically provided herein or in a prior order of the Bankruptcy Court, the Bankruptcy Court shall have exclusive jurisdiction to hear and determine disputes concerning Claims, Interests and Retained Actions.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

        14.1 BINDING EFFECT. The Plan shall be binding upon and inure to the benefit of the Debtors, the Reorganized Debtors, all present and former Claimholders, all present and former Interestholders, other parties-in-interest and their respective heirs, successors, and assigns.

        14.2 MODIFICATION AND AMENDMENTS. The Debtors may alter, amend, or modify the Plan or any Exhibits thereto under section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Hearing. After the Confirmation Date and prior to substantial consummation of the Plan as defined in section 1101(2) of the Bankruptcy Code, the Debtors may, under section 1127(b) of the Bankruptcy Code, institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in the Plan, the Disclosure Statement, or the Confirmation Order, and such matters as may be necessary to carry out the purposes and effects of the Plan.

        14.3 WITHHOLDING AND REPORTING REQUIREMENTS. In connection with the Plan and all instruments issued in connection therewith and distributions thereunder, the Debtors shall comply with all withholding and reporting requirements imposed by any federal, state, local, or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements.

        14.4 COMMITTEES. Effective on the Effective Date, the Creditors' Committee and any other committee appointed in the Chapter 11 Cases shall dissolve automatically, whereupon its members, professionals, and agents shall be released from any further duties and responsibilities in the Chapter 11 Cases and under the Bankruptcy Code, except with respect to applications for Professional Claims or reimbursement of expenses incurred as a member of the Creditors' Committee and any motions or other actions seeking enforcement or implementation of the provisions of this Plan or the Confirmation Order.

        14.5    REVOCATION, WITHDRAWAL, OR NON-CONSUMMATION.

                (a) RIGHT TO REVOKE OR WITHDRAW. The Debtors reserve the right to revoke or withdraw the Plan at any time prior to the Effective Date.

                (b) EFFECT OF WITHDRAWAL, REVOCATION, OR NON-CONSUMMATION. If the Debtors revoke or withdraw the Plan prior to the Effective Date, or if the Confirmation Date or the Effective Date does not occur, then the Plan, any settlement, or compromise embodied in the Plan (including the fixing or limiting to an amount certain any Claim or Interest or Class of Claims or Interests), the assumption or rejection of executory contracts or unexpired leases effected by the Plan, and any document or agreement executed pursuant to the Plan shall be null and void. In such event, nothing contained herein, and no acts taken in preparation for consummation of the Plan, shall be deemed to constitute a waiver or release of any Claims by or against or Interests in the Debtors or any other Person, to prejudice in any manner the rights of the Debtors or any Person in any further proceedings involving the Debtors, or to constitute an admission of any sort by the Debtors or any other Person.

        14.6 NOTICES. Any notice required or permitted to be provided to the Debtors, the Plan Sponsor, the Creditors' Committee, the DIP Agent, or the ATSB Agent under the Plan shall be in writing and served by (a) certified mail, return receipt requested, (b) hand delivery, or (c) overnight delivery service, to be addressed as follows:

        If to the Debtors:

                US Airways Group, Inc.
                Crystal Park Four
                2345 Crystal Drive
                Arlington, VA 22227
                Attention:      General Counsel

                with a copy to:

                Skadden, Arps, Slate,
                 Meagher & Flom (Illinois)
                333 West Wacker Drive, Suite 2100
                Chicago, IL  60606-1285
                Attention:      John Wm. Butler, Jr., Esq.
                                John K. Lyons, Esq.

                - and -

                McGuireWoods LLP
                1750 Tysons Boulevard
                Suite 1800
                McLean, VA 22102-4215
                Attention:      Lawrence E. Rifken, Esq.
                                Douglas M. Foley, Esq.

        If to the Plan Sponsor or the DIP Agent:

                Retirement Systems of Alabama Holdings LLC
                135 South Union Street
                Montgomery, AL 36104
                Attention:      William Stephens, Esq., General Counsel

                with a copy to:

                Orrick, Herrington & Sutcliffe LLP
                666 Fifth Avenue
                New York, NY 10103
                Attention:      Duncan N. Darrow, Esq.
                                Lorraine S. McGowen, Esq.

                - and -

                Bean, Kinney & Korman, PC
                2000 North 14th Street, Suite 100
                Arlington, VA 22201
                Attention:      James R. Schroll, Esq.

        If to the Creditors' Committee:

                Otterbourg, Steindler, Houston & Rosen, P.C.
                230 Park Avenue
                New York, NY 10169
                Attention:      Scott L. Hazan, Esq.
                                Brett H. Miller, Esq.

                with a copy to:

                Vorys, Sater, Seymour and Pease LLP
                277 South Washington Street, Suite 310
                Alexandria, VA 22314-3674
                Attention:      Malcolm M. Mitchell Jr., Esq.
                                Byron L. Pickard, Esq.

        If to the ATSB:(1)

                Air Transportation Stabilization Board
                1120 Vermont Avenue, N.W., Suite 970
                Washington, D.C. 20020
                Attention:      Executive Director

----------
        (1)  Addressees for the ATSB Agent to be added.

                with a copy to:

                Curtis Mallet-Prevost Colt & Mosle LLP
                101 Park Avenue
                New York, NY 10178-0061
                Attention:      Steven J. Reissman, Esq.

        14.7 TERM OF INJUNCTIONS OR STAYS. Unless otherwise provided herein or in the Confirmation Order, all injunctions or stays provided for in the Chapter 11 Cases under sections 105 or 362 of the Bankruptcy Code or otherwise, and extant on the Confirmation Date, shall remain in full force and effect until the Effective Date.

        14.8 GOVERNING LAW. Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules) or unless otherwise specifically stated, the laws of the State of Delaware shall govern the construction and implementation of the Plan, any agreements, documents, and instruments executed in connection with the Plan (except as otherwise set forth in those agreements, in which case the governing law of such agreement shall control), and, with respect to the Debtors incorporated in Delaware, corporate governance matters. Corporate governance matters relating to Debtors not incorporated in Delaware shall be governed by the laws of the state of incorporation of the applicable Debtor.

        14.9 NO WAIVER OR ESTOPPEL. Each Claimholder or Interestholder shall be deemed to have waived any right to assert that its Claim or Interest should be Allowed in a certain amount, in a certain priority, secured or not subordinated by virtue of an agreement made with the Debtors and/or their counsel, the Creditors' Committee and/or its counsel, or any other Person, if such agreement was not disclosed in the Plan, the Disclosure Statement, or papers filed with the Bankruptcy Court prior to the Confirmation Date.


Dated:  Arlington, Virginia
        December 20, 2002

                                     US AIRWAYS GROUP, INC.
                                     US AIRWAYS, INC.
                                     ALLEGHENY AIRLINES, INC.
                                     PSA AIRLINES, INC.
                                     PIEDMONT AIRLINES, INC.
                                     MIDATLANTIC AIRWAYS, INC.
                                     US AIRWAYS LEASING AND SALES, INC.
                                     MATERIAL SERVICES COMPANY, INC.


                                     By: /s/ David N. Siegel
                                         ---------------------------------------
                                         David N. Siegel
                                         President and Chief Executive Officer
                                         US Airways Group, Inc. and US Airways,
                                         Inc. and authorized signatory for each
                                         of the other Debtors
>

SKADDEN, ARPS, SLATE,
 MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois  60606-1285
Attn:   John Wm. Butler, Jr.
        John K. Lyons

SKADDEN, ARPS, SLATE,
 MEAGHER & FLOM LLP
Four Times Square
New York, NY  10036
Attn:   Alesia Ranney-Marinelli

         - and -

McGUIREWOODS LLP
1750 Tysons Boulevard
Suite 1800
McLean, VA 22102-4215
Attn:   Lawrence E. Rifken
        Douglas M. Foley


ATTORNEYS FOR

US AIRWAYS GROUP, INC.,
US AIRWAYS, INC.
ALLEGHENY AIRLINES, INC.
PSA AIRLINES, INC.
PIEDMONT AIRLINES, INC.
MIDATLANTIC AIRWAYS, INC.
US AIRWAYS LEASING AND SALES, INC.
MATERIAL SERVICES COMPANY, INC. ,

DEBTORS AND DEBTORS-IN-POSSESSION
                                                                 PLAN EXHIBIT A

                     SUMMARY OF MANAGEMENT COMPENSATION PLAN


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                  PLAN EXHIBIT B

                      FORM OF REGISTRATION RIGHTS AGREEMENT


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT C-1

                 RESTATED CERTIFICATE OF INCORPORATION OF GROUP


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT C-2

                  RESTATED CERTIFICATE OF INCORPORATION OF USAI


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT C-3

               RESTATED CERTIFICATE OF INCORPORATION OF ALLEGHENY


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT C-4

                  RESTATED CERTIFICATE OF INCORPORATION OF PSA


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT C-5

                RESTATED CERTIFICATE OF INCORPORATION OF PIEDMONT


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT C-6

              RESTATED CERTIFICATE OF INCORPORATION OF MIDATLANTIC


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT C-7

           RESTATED CERTIFICATE OF INCORPORATION OF US AIRWAYS LEASING


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT C-8

           RESTATED CERTIFICATE OF INCORPORATION OF MATERIAL SERVICES


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                  PLAN EXHIBIT D

                             FORM OF RESTATED BYLAWS


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT E-1

                    SCHEDULE OF REJECTED INTERLINE AGREEMENTS


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT E-2

                SCHEDULE OF REJECTED INDUSTRY PRACTICE AGREEMENTS


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT E-3

                 SCHEDULE OF ASSUMED EMPLOYEE-RELATED AGREEMENTS


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT E-4

       SCHEDULE OF ASSUMED OTHER EXECUTORY CONTRACTS AND UNEXPIRED LEASES


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                PLAN EXHIBIT E-5

              SCHEDULE OF REJECTED INTERCOMPANY EXECUTORY CONTRACTS
                        AND INTERCOMPANY UNEXPIRED LEASES


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                  PLAN EXHIBIT F

                      NONEXCLUSIVE LIST OF RETAINED ACTIONS


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                  PLAN EXHIBIT G

                               ATSB LOAN DOCUMENTS


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                  PLAN EXHIBIT H

                        ADMINISTRATIVE CLAIM REQUEST FORM


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                  PLAN EXHIBIT I

                        POSTPETITION AIRCRAFT OBLIGATIONS


                            TO BE FILED ON OR BEFORE
                             THE EXHIBIT FILING DATE



                                                                  PLAN EXHIBIT J

                   CATEGORIES OF INDUSTRY PRACTICE AGREEMENTS

        1.1 COMPUTER RESERVATION SYSTEMS (CRS) AGREEMENTS. These agreements define the systems generally used by, without limitation, travel agencies and corporations for display of, among other items, airline schedules, pricing, destination content, rules and procedures.

        1.2 ONLINE FULFILLMENT AGREEMENTS. These agreements include those with World Travel Partners Company (i.e., TRX).

        1.3     TRAVEL AGENCY AND CORPORATE AGREEMENTS.

                (a) BACKEND AGREEMENTS. These agreements are incentive agreements that reward performance with financial or promotional remuneration based upon predetermined performance criteria. Payment is paid after goals are achieved and performance is verified. Specifically, these agreements are those certain agreements entitled (i) (US Airways) Agency Incentive Agreements; and
(ii) US Airways Corporate Incentive Agreements.

                (b) TIME OF TICKETING/BONUS/INTERNATIONAL TICKETING AGREEMENTS. These agreements are those where an up-front commission or discount is taken at the time of ticketing, usually indicated as a percent off of the fare being ticketed. Up-front time-of-ticketing commissions are usually targeted at, but not limited to, travel agencies, including consolidators, wholesales, and on-line agencies. Percent discounts are usually targeted at, but not limited to, Corporate Agreements based on volume and prior performance. Specifically, these agreements are those certain agreements entitled (i) US Airways Corporate Incentive Agreement (CPP); (ii) Domestic and/or Transatlantic Incentive Agreement - Tour Operator; (iii) Domestic and/or Transatlantic Incentive Agreement - Consolidator; and (iv) Domestic and/or Transatlantic Incentive Agreement - Travel Agencies.

                (c) DOMESTIC AND INTERNATIONAL NET TOUR/CONSOLIDATORS AGREEMENTS. These are agreements providing a "discounted" priced segment or market, at a lower rate than the published pricing traditionally found in Global Distribution Systems (GDS). Net pricing is targeted at, without limitation, travel agencies including wholesalers, consolidators, tour operators, on-line, student, and cruise operators. Net pricing is also a component of Corporate agreements that may provide pricing levels "net" of commissions, overrides, GDS fees and/or credit card fees. Specifically, these agreements are those certain agreements entitled (i) Caribbean Tour Pricing; (ii) Florida Tour Pricing; (iii) Canada Tour Pricing; (iv) European Tour Pricing; (v) California and the Pacific Northwest Tour Pricing; (vi) Las Vegas Tour Pricing; (vii) Phoenix Tour Pricing;
(viii) Denver/Ski Tour Pricing; (ix) New York/Boston/Washington/Shuttle Tour Pricing; (x) Golf Destinations Tour Pricing; (xi) Buf falo/Nashville/New Orleans/Roanoke/Allentown Tour Pricing; (xii) Domestic Consolidator Agreement;
(xiii) Transatlantic Consolidator Agreement; and (xiv) Central America Consolidator Agreement (BZE).

                (d) STUDENT OPERATOR AGREEMENTS. These are agreements for travel agencies or organizations targeting student travelers with special pricing and/or net fares that provide air travel, or combine air travel with other travel items such as hotel or car rentals. Specifically, these agreements are those certain agreements entitled (i) Domestic Student Operator Pricing; and
(ii) Transatlantic Student Operator Pricing.

                (e) CRUISE LINE PRICING AGREEMENTS. These are agreements specifically targeted at cruise line companies for their passengers that provide special pricing based on volume, destination and time of year travel. These agreements may, or may not, require blocked space in advance of travel and other special requirements. Specifically, these agreements are those certain agreements entitled Cruise Line Air/Sea Pricing.

                (f) CORPORATE DIVIDENDS. This is an enrollment program targeted at small and mid-size businesses that allow these companies to earn tickets, upgrades, US Airways Club passes and other incentives based on revenue performance on the Debtors. Corporate Dividends are those certain agreements titled Corporate Dividends Terms and Conditions.

                (g) AGENCY DIVIDENDS. Agency Dividends is an enrollment program targeted at small to mid-size travel agencies that allows the agency to earn tickets, club passes and other support based on revenue production on the Debtors. Specifically, these agreements are those certain agreements entitled Agency Dividends Terms and Conditions.

                (h) GROUP AND MEETING. These agreements are those providing for special pricing targeted at Corporate Meetings, and miscellaneous group movements, usually of 10 or more, and allowing for a discount off of published pricing based on the number of travelers, destination and time of year. These agreements may, or may not, include deposits and/or requirements for space to be blocked in advance of travel. Specifically, these agreements are those certain agreements entitled US Airways Group & Meeting Travel.

        1.4 CARGO AGENCY AGREEMENTS. The Cargo Agency Agreements are those certain agreements entitled (a) Transportation Services Contract; (b) Cargo Trucking Services Contract; (c) Trucking Services Contract; (d) Cargo Terminal Handling Services; and (e) Cargo Service.

        1.5 BLOCK SEAT AGREEMENTS. These are those agreements that allow for seats to be blocked in advance of departure, usually requiring a deposit. Block Seat Agreements are targeted at, but not limited to, group/meeting movements and cruise lines.

        1.6 GENERAL SALES AGENTS AGREEMENTS. The General Sales Agents Agreements are those certain sales agent agreements entitled (a) Passenger and
(b) Cargo.

        1.7 UNIVERSAL AIR TRAVEL PLAN AGREEMENTS (UATP). UATP Agreements allow for travel dollars earned by, without limitation, an individual, corporation or travel agency to be deposited in a UATP credit card account to be drawn from over the course of time for future travel on the Debtors. Travel dollars are "earned" in exchange for, without limitation, revenue performance and promotional exposure.

        1.8 AIRLINE TARIFF PUBLISHING COMPANY AGREEMENTS (ATPCO). These are those certain agreements with the Airline Tariff Publishing Company.